SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant    [X]

Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[ x ]  Preliminary Proxy Statement
[   ]  Confidential, for use of the Commission only (as permitted by
       Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to ss.240.14a-11(c) or
       ss.240.14a-12

                        COMMAND SECURITY CORPORATION
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[XXX]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

   --------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                         COMMAND SECURITY CORPORATION
                           Route 55, Lexington Park
                        Lagrangeville, New York 12540

Dear Shareholder:

         The Board of Directors of Command Security Corporation has been exploring ways to resolve the litigation initiated in 1997 by a shareholder and four directors against the Company and its other four directors. This process started in 1998 and included discussions with several prospective purchasers of the Company's assets. These efforts did not result in terms for the Company or its shareholders which, in the opinion of the Company's Board, would be fair and reasonable to the Company or its shareholders. Earlier this year the Board was advised of a prospective transaction with Reliance Security Group plc, a leading provider of security services in the United Kingdom, pursuant to which Reliance would purchase all of the securities owned or controlled by the plaintiff shareholder and directors. The transaction is somewhat complex and there are significant costs to the Company. The Company's Board of Directors has conducted an extensive review of the terms of the transaction over a period of months. It has retained an independent appraisal firm to review the fairness of the transaction to the Company and the shareholders. A subcommittee of the Board of Directors consisting of independent directors, including Franklyn H. Snitow, has reviewed the transaction and recommended its approval to the entire Board. Based on the opinion of the independent appraiser, the review of the independent directors and its own deliberations, the full Board unanimously voted to accept the proposed transaction. The approval by the shareholders of this transaction will, in the opinion of the Board of Directors, create an energized company, free from the effects of the litigation over the past few years. Please review this document carefully, and vote your shares for the proposals.

         Accordingly, you are cordially invited to attend a Special Meeting of Stockholders of Command Security Corporation (the "Company"), to be held on Nov. 13, 2000 at _______, in the morning, eastern time, at its executive offices, located at Route 55, Lexington Park, Lagrangeville, New York 12540.

         The purpose of the meeting is to consider and vote upon a number of proposals prompted by the Reliance transaction which, if completed, will result in a change in control of the Company's management and ownership.

         As a result of this transaction the shareholder and directors who sued the Company in 1997 will terminate their lawsuit. I will assume the roles of President and Chief Executive Officer and six directors will resign from the current board of nine directors. Pursuant to a new shareholder agreement between Reliance and me, we will each designate three replacement directors to a reconstituted Board of seven members for the balance of the resigning directors' respective terms. The seventh director will be designated jointly by Reliance and me. The Company recently negotiated a new term loan facility of up to $3.0 million and obtained an increase in its revolving line of credit of up to $15 million at a lower interest rate. I believe that with the settlement of the litigation and new management and credit facilities in place, the Company can successfully expand its sales force and look forward to continued growth.

         Please complete, sign and date the enclosed proxy card, and return your proxy card in the enclosed envelope as soon as possible.

         THE BOARD OF DIRECTORS HAS DETERMINED THAT EACH OF THESE PROPOSALS (AS DETAILED IN THE PROXY STATEMENT) TO BE VOTED UPON AT THE SPECIAL MEETING IS IN THE BEST INTERESTS OF BOTH THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

         You should read carefully the accompanying Notice of Special Meeting of Stockholders and the Proxy Statement for the details of the Proposals before you. Your vote is important. Whether or not you plan to attend the Special Meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope. Your stock will be voted in accordance with the instructions you have given in your proxy, or, if no instructions are given, your executed proxy will be voted for both Proposals in accordance with the recommendations of the Board of Directors. If you attend the Special Meeting, you may vote in person if you wish, even though you previously returned your proxy card.

         Your prompt cooperation will be greatly appreciated.

         Thank you,

                                                Sincerely,

                                                /s/ William C. Vassell
                                                ----------------------
                                                William C. Vassell
                                                CHAIRMAN OF THE BOARD

                         COMMAND SECURITY CORPORATION
                           Route 55, Lexington Park
                        Lagrangeville, New York 12540

                       -------------------------------

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To Be Held Nov. 13, 2000

                       --------------------------------

To the Shareholders of Command Security Corporation:

         The special meeting of shareholders of Command Security Corporation will be held at its executive offices, located at Route 55, Lexington Park, Lagrangeville, New York on Nov. 13, 2000, at _______ o'clock in the morning, eastern standard time, for the following purposes:

1. To obtain shareholder approval of the issuance to Reliance of a five-year warrant to purchase up to 2,044,855 shares representing approximately 20% of the outstanding shares of the Company on a fully diluted basis at $1.25 per share and the issuance of (nonqualified) incentive stock options to William C. Vassell exercisable at $1.25 per share for up to 1,217,444 shares representing approximately ___% of the outstanding shares of the Company on a fully diluted basis pursuant to a new three-year employment agreement;

2. To obtain shareholder approval of the 2000 Stock Option Plan covering 500,000 shares for employees;

3. To obtain shareholder approval of an amendment to Article Tenth of the Company's certificate of incorporation to provide that directors may be removed with or without cause by a majority of the shareholders or for cause by a majority of the board of directors; and

4.   To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on Nov. 13, 2000, are entitled to notice of and to vote at the meeting and at any adjournment thereof. A complete list of shareholders entitled to vote will be available for inspection by shareholders at the executive offices of the Company at least ten days before the date of the meeting.

                                          By order of the Board of Directors.

                                          /s/ William Dunn______
                                          William Dunn, Secretary

Dated:   _________________, 2000
         Lagrangeville, New York

IMPORTANT - Please sign the enclosed proxy and mail it promptly in the postpaid return envelope provided, particularly if you do not expect to attend the meeting in person.

            IT IS IMPORTANT THAT YOUR SHARES BE VOTED IN ORDER TO
            AVOID DELAYS AND THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION. PLEASE MAIL YOUR PROXY PROMPTLY.

                         COMMAND SECURITY CORPORATION
                           Route 55, Lexington Park
                        Lagrangeville, New York 12540

                        ------------------------------

                               PROXY STATEMENT

                        ------------------------------

         The Board of Directors of Command Security Corporation has been exploring ways to resolve the litigation initiated in 1997 by a shareholder and four directors against the Company and its other four directors. This process started in 1998 and included discussions with several prospective purchasers of the Company's assets. These efforts did not result in terms for the Company or its shareholders which, in the opinion of the Company's Board, would be fair and reasonable to the Company or its shareholders. Earlier this year the Board was advised of a prospective transaction with Reliance Security Group plc, a leading provider of security services in the United Kingdom, pursuant to which Reliance would purchase all of the securities owned or controlled by the plaintiff shareholder and directors. The transaction is somewhat complex and there are significant costs to the Company. The Company's Board of Directors has conducted an extensive review of the terms of the transaction over a period of months. It has retained an independent appraisal firm to review the fairness of the transaction to the Company and the shareholders. A subcommittee of the Board of Directors consisting of independent directors, including Franklyn H. Snitow, has reviewed the transaction and recommended its approval to the entire Board. Based on the opinion of the independent appraiser, the review of the independent directors and its own deliberations, the full Board unanimously voted to accept the proposed transaction. The approval by the shareholders of this transaction will, in the opinion of the Board of Directors, create an energized company, free from the effects of the litigation over the past few years. Please review this document carefully, and vote your shares for the proposals. The terms of the transaction are provided in more detail below.

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Command Security Corporation ("Company") to be used at the special meeting of shareholders of the Company to be held on 11/13, 2000, at _____ o'clock in the morning, eastern standard time, at its executive offices, located at Route 55, Lexington Park, Lagrangeville, New York, for the purposes set forth in the accompanying notice of special meeting of shareholders.

         At the meeting, action will be taken for the following purposes:

1. To obtain shareholder approval of the issuance to Reliance of a five-year warrant to purchase up to 2,044,853 shares representing approximately 20% of the outstanding shares of the Company on a fully diluted basis at $1.25 per share and the issuance of (nonqualified) incentive stock options to William C. Vassell exercisable at $1.25 per share for up to 1,217,444 shares representing approximately ___% of the outstanding shares of the Company on a fully diluted basis pursuant to a new three-year employment agreement;

2. To obtain shareholder approval of the 2000 Stock Option Plan covering 500,000 shares for employees;

3. To obtain shareholder approval of an amendment to Article Tenth of the Company's certificate of incorporation to provide that directors may be removed with or without cause by a majority of the shareholders or for cause by a majority of the board of directors; and

4.   To transact such other business as may properly come before the meeting.

         If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at anytime before it is exercised, either in person at the special meeting or by written notice or by a duly executed proxy, bearing a later date, sent to the Secretary of the Company. If no instructions are given on the proxy, it will be voted as herein recommended by the board of directors. The Company anticipates mailing this proxy statement and the accompanying proxy to shareholders on or about , 2000. In addition to the solicitation of proxies by mail, the Company, through its directors, officers and employees, may solicit proxies from shareholders personally or by telephone or other forms of communication. The Company may also require the assistance of certain broker-dealers and/or proxy solicitation agents in obtaining completed proxies from shareholders. Such assistance would be in the form of telephonic or written communication by employees of such broker-dealers and/or proxy solicitation agents. No contract or compensation is anticipated in connection with any such solicitation. All expenses of proxy solicitation will be borne by the Company.

         As of , 2000, (the "Record Date") there were 6,287,343 shares of the Company's common stock issued and outstanding, held by approximately beneficial owners and holders of record. Each share of common stock is entitled to one vote. Only holders of record of common stock at the close of business on 10/16, 2000 will be entitled to vote at the meeting.

         Action with respect to approval of all proposals except proposal 3 shall be authorized by a majority of the votes cast. Proposal 3 requires the approval of the holders of 75% of the Company's common stock.

         Proxies will be received and tabulated by the Company's transfer agent. Votes cast in person at the meeting will be tabulated by an election inspector appointed by the Company. Abstentions and "broker non-votes" are included in the determination of the number of shares present at the meeting. Abstentions are counted in tabulations of the vote cast on proposals presented to the shareholders, whereas broker non-votes are not counted in tabulations of the votes cast. Neither are counted as votes cast "for" a proposal.

         If fewer shares are voted in favor of the proposals than required for their approval, the meeting may be adjourned for the purpose of allowing additional time for obtaining additional proxies or votes. At any subsequent reconvening of the meeting, all proxies will be voted on the matter(s) to be considered at the reconvened meeting in the same manner as such proxies would have been voted on the matter at the original convening of the meeting (except for any proxies which have theretofore effectively been revoked or changed), notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting. Any such adjournment will require the affirmative vote of a majority of the shares present at the session of the meeting to be adjourned. A proxy granting authority to vote upon such other business incidental to the conduct of the meeting as may properly come before the meeting will constitute authority to vote in favor of one or more adjournments of the meeting.

                            PURPOSE OF THE MEETING

         The purpose of the meeting is to consider and vote upon a number of proposals prompted by a private transaction which, if completed, would result in a change in control of the Company's management and ownership. Reliance Security Group plc, a leading provider of security services in the United Kingdom has agreed to purchase all of Command's common shares, preferred shares and options owned by certain persons, including members of the Company's board of directors, who brought suit on December 4, 1997 against Command and four of its directors. Prior to this proposed transaction Reliance had no business relationship with Command or its officers or directors. The approximately 2,914,921 shares and share equivalents to be purchased by Reliance represent approximately 37% of the outstanding common stock of the Company on a fully diluted basis. Reliance has agreed to pay the selling shareholders a total of approximately $6.0 million or $2.20 per common share and common share equivalent.

         As an inducement to Reliance to complete the transaction, Command has agreed to issue Reliance, if the transaction closes, a five-year warrant to purchase up to 20% of Command's outstanding common stock on a fully diluted based (approximately 2,044,853 shares) at $1.25 per share. Command has also agreed to pay certain transaction - related expenses of approximately $_____ [which are in addition to ordinary transaction costs of approximately $______.] The Company has also agreed to enter into a new employment agreement with William C. Vassell, who will be appointed President and Chief Executive Officer in addition to his current position as Chairman of the

Board. The new employment agreement provides Mr. Vassell five-year incentive stock options which vest over three years exercisable at $1.25 per share for up to 1,217,444 shares of the Company's stock.

         As a result of this transaction the shareholder and directors who sued Command will terminate their lawsuit. All of the directors who are party to a 1995 shareholder agreement will terminate their shareholder agreement and six directors will resign from the current board of nine directors. Pursuant to a new shareholder agreement Mr. Vassell and Reliance will each designate three directors to a reconstituted board of seven members for the balance of the directors' respective terms. The seventh director will be designated by Mr. Vassell and Reliance. The Board is expected to approve the respective designees. Command recently negotiated a new term loan facility of up to $3.0 million and obtained an increase in its revolving line of credit to $15 million at a lower interest rate. Management believes that with the litigation settled and the new management and credit facilities in place, the Company can successfully expand its sales force and look forward to continued growth.

         The transaction has been approved by Command's Board of Directors but is subject to other conditions including shareholder approval of:

         (1) the issuance to Reliance of the five-year warrant to purchase up to shares representing approximately 20% of the outstanding shares of the Company on a fully diluted basis (approximately 2,044,853 shares) at $1.25 per share; and

         (2) the issuance to William C. Vassell of (nonqualified)incentive stock options exercisable at $1.25 per share for up to 1,217,444 shares representing approximately ___% of the outstanding shares of the Company on a fully diluted basis pursuant to a new three-year employment agreement.

         The Company's board of directors is also seeking shareholder approval of:

         (1) the 2000 Stock Option Plan covering 500,000 shares for employees;
and

         (2) an amendment to the Company's certificate of incorporation to provide that directors may be removed with or without cause by a majority of the shareholders or for cause by a majority of the board of directors.

         The issuance of the Reliance warrant for up to 20% of the company's stock, the Vassell (nonqualified) incentive stock options and the 2000 Stock Option Plan will have a dilutive effect on both the voting power and economic interests of the existing stockholders. Assuming all these warrants and options were exercised, Reliance, Vassell and the 2000 Stock Option Plan participants would increase their percentage of control of the voting power and economic interests of the Company from __% to __ % and the voting power and economic interests of the existing shareholders would be reduced proportionately.

         The Board of Directors of the Company has obtained the opinion of Rosin & Associates that (i) the issuance by the Company of the Reliance warrant representing 20% of the Company's outstanding stock; and (ii) the Company entering into certain agreements (Registrations Rights, Shareholder Agreement, Employment Agreement, etc.), are fair to the Company's shareholders from a financial point of view.

         The Board of Directors of the Company unanimously recommends that the stockholders of the Company vote "FOR" each of the matters to be voted upon.

         Certain executive officers and directors of the Company, who own in the aggregate approximately 32% of the voting power of the Company's outstanding voting securities, have executed voting agreements pursuant to which they have agreed to vote in favor of these proposals.

                                  PROPOSAL 1

Background of The Reliance Transaction

         The Board of Directors of Command Security Corporation has been exploring ways to resolve the litigation initiated in 1997 by a shareholder and four directors against the Company and its other four directors. This process started in 1998 and included discussions with several prospective purchasers of the Company's assets. These efforts did not result in terms for the Company or its shareholders which, in the opinion of the Company's Board, would be fair and reasonable to the Company or its shareholders. Earlier this year the Board was advised of a prospective transaction with Reliance Security Group plc, a leading provider of security services in the United Kingdom, pursuant to which Reliance would purchase all of the securities owned or controlled by the plaintiff shareholder and directors. The transaction is somewhat complex and there are significant costs to the Company. The Company's Board of Directors has conducted an extensive review of the terms of the transaction over a period of months. It has retained an independent appraisal firm to review the fairness of the transaction to the Company and the shareholders. A subcommittee of the Board of Directors consisting of independent directors, including Franklyn H. Snitow, has reviewed the transaction and recommended its approval to the entire Board. Based on the opinion of the independent appraiser, the review of the independent directors and its own deliberations, the full Board unanimously voted to accept the proposed transaction. The approval by the shareholders of this transaction will, in the opinion of the Board of Directors, create an energized company, free from the effects of the litigation over the past few years. Please review this document carefully, and vote your shares for the proposals. The terms of the transaction are provided in more detail below.

The Litigation

         In December of 1997 an outside shareholder and four of the Company's directors (Steven B. Sands, Peter T. Kikis, Lloyd H. Saunders, III and Thomas Kikis) commenced a lawsuit characterized as a derivative action against the Company and the Company's other four directors (William C. Vassell, Gordon Robinett, Peter J. Nekos and Gregory J. Miller). The complaint alleged that one or more of the defendant directors engaged in improper activities including ultra vires acts, breach of fiduciary duty, fraud against the Company, constructive fraud and waste of corporate assets. These charges were based upon claims that the defendant directors concealed information from the plaintiff directors regarding the Company's earnings, lacked the power to enter into an employment agreement on behalf of the Company with Mr. Robinett and entered into administrative service agreements with financially unstable companies without performing due diligence.

         The Company and defendant directors denied the allegations and stated that they believed the allegations to be completely without merit. Pursuant to the Company's Certificate of Incorporation and the Business Corporation Law of New York, the Company indemnified the defendant directors for approximately $204,000 in legal fees. It has also made a partial payment of approximately $100,000 for legal fees on behalf of the plaintiff directors. There is also a $92,000 accrual for legal fees incurred by the defendants where it has been determined that indemnification by the Company is probable.

         In March of 1998, the plaintiffs filed a motion for the appointment of a temporary receiver. Prior to the effectiveness of the Court's order that a temporary receiver be appointed, the parties agreed to a stipulation pursuant to which Franklyn H. Snitow, Esq. was appointed Acting President, Chief Executive Officer and acting ninth board member during the pendency of the litigation. An effort by the defendants to appeal the order appointing the receiver was unsuccessful.

         The Company's management then sought a buyer for the entire Company, but as of late 1999 was unsuccessful in finding a buyer that would pay, in the opinion of management, a full and fair price for the Company. Finally, in March of 2000, contact was made with Reliance which resulted in the proposed transaction and proposals for the shareholders' consideration.

Who Is Reliance Security Group plc

         Reliance Security Group plc is a company organized under the laws of England and Wales. It has been in business for approximately twenty five (25) years and is an established market leader in the provision of contract security management, manpower, electronic surveillance and related support services. It has over 8,000 employees operating from a network of offices throughout Great Britain. For its year ended April 28, 2000, the Company reported revenue of approximately (pound)150 million with profit before taxes of more than (pound)8.5 million. Reliance's management team is headed by Brian Kingham, Chairman; Geoff P. Haslehurst, ACMA, Financial Director and Secretary; and Kenneth Allison, Director. Reliance's stock is publicly traded on the London Stock Exchange under the symbol "RSG". It is expected that Command's board will appoint Graeme R. Halder, ASA to the position of Chief Financial Officer in connection with the closing of the Reliance transaction. Mr. Halder has served as a director of various of Reliance's subsidiaries.

Reasons For The Reliance Transaction

         The primary reason for the Reliance transaction is the resolution of the litigation initiated by a shareholder and four of the Company's directors against the Company and the other four directors. Management believes the litigation is an impediment to sales and growth. It has also consumed significant Company resources in terms of management time and expenses associated with the litigation.

         Management believes that the Company will benefit from the new members of the reconstituted board who bring many years of experience in the security guard and related businesses to the Company. Mr. Halder, who has served Reliance for ___ years, is expected to be a valuable addition as the Company's new Chief Financial Officer .

         As a condition to Reliance's obligation to close the transaction, Mr. Vassell has agreed to enter into a new three-year employment contract. The contract provides for incentive compensation based on the Company's performance and a restrictive covenant if Mr. Vassell leaves the Company under certain circumstances. Management believes that the retention of Mr. Vassell and his agreement to enter into the restrictive covenant is in the Company's best interest.

         The Company is submitting Proposal 1 to the shareholders for their approval in accordance with the requirements of the Nasdaq Stock Market and the New York Business Corporation Law.

The Terms of the Transaction

         The transaction between Reliance and the selling shareholders is set forth mainly in the Stock Purchase Agreement dated September 12, 2000, a copy of which is attached to this Proxy Statement as Appendix 1. Shareholders are encouraged to review in their entirety the Stock Purchase Agreement and each of the other appendices included with this Proxy. The parties to the Stock Purchase Agreement include the following selling directors: Peter T. Kikis, Thomas Kikis, Steven B. Sands and H. Lloyd Saunders III. The following selling shareholders are also parties to the Stock Purchase Agreement: Murray Leifer, Sarah Leifer, Michael Leifer, Jane Lenahan, Donald Radcliffe, Robert Rosan and Martin Sands, as attorney-in-fact for certain selling shareholders with respect to which he has discretionary authority.

         The Stock Purchase Agreement states that Reliance is purchasing from the sellers all of their interests in the Company. This amounts to 1,382,339 shares of common stock, 12,325.82 shares of Series A convertible preferred stock which are convertible into 1,232,582 shares of common stock and warrants covering 300,000 shares of common stock. The purchase price is $2.20 per share of common stock and common stock equivalent. The purchase price for the warrants will be $2.20 per share of common stock issued upon exercise of each warrant, less the exercise price. The aggregate purchase price for these securities is approximately $6 million. The closing of the Reliance transaction is expected to take place in December 2000.

         The Stock Purchase Agreement also contains several conditions to closing including: (a) the accuracy as of the closing date of the representations and warranties made in the Stock Purchase Agreement; (b) the Company and the Sellers shall have obtained any and all consents, permits or waivers needed to close the transaction including the shareholders approval of the Reliance Warrant which entitles the Purchaser to purchase from the Company up to 2,044,853 shares or 20%of the Company's outstanding common stock on a fully diluted basis (Appendix 2) and the Vassell Warrants covering a total of 1,044,853 shares or approximately 8% of the Company's outstanding common stock on a fully diluted basis (Appendices 3a and 3b); (c) the Company shall have used its best efforts to obtain approval of an amendment to the Company's Certificate of Incorporation providing for the removal of directors with or without cause upon approval of a majority of the shareholders or with respect to removal for cause, upon approval of a majority of the Board of Directors (Proposal 3); (d) certain of the Sellers shall have executed the Voting Agreements (Appendices 4a and 4b); (e) the Company, Mr. Vassell and Reliance shall have executed the Shareholders Agreement (Appendix 5); (f) Mr. Vassell shall have entered into the Employment Agreement (Appendix 6); (g) the Company shall have obtained a new term loan facility of at least $2.25 million; (h) the Stipulation (Appendix 7) providing for the termination of the litigation against the Company and certain of its directors shall have been executed and the litigation terminated; (i) termination of the 1995 Shareholder Agreement; (j) the Company's board of directors shall be reconstituted based on the resignations of Messrs. Snitow, Robinett, Thomas Kikis, Peter Kikis, Saunders and Sands, and the board shall have been reduced to seven (7) members consisting of Messrs. Vassell, Miller, Nekos, Haslehurst, Halder, Allison and a director to be mutually agreed upon by Mr. Vassell and Reliance; and (k) there shall not have occurred any material adverse change and no facts or circumstances arising after the date of the Stock Purchase Agreement shall have occurred which could reasonably be expected to have a material adverse effect on the Company.

The Reliance Warrant

         The Company has agreed to issue Reliance a warrant (Appendix 2) for 2,044,853 shares as is equal to 20% of the Company's outstanding common stock on a fully diluted basis taking into account the exercise of all stock options, warrants and rights to acquire shares of common stock outstanding on the date of the warrant, conversion of all shares of preferred stock outstanding on the date of the warrant, and the exercise of the warrant itself. Such number specifically excludes the incentive warrant (covering that number of shares sufficient to bring his ownership up to 20% after giving effect to the Reliance warrant) to be issued to Mr. Vassell pursuant to Section 4.2 of his Employment Agreement until said incentive warrant vests. The warrant exercise price is $1.25 per share. The warrant expires in five years and may not be exercised for one year from the date of its issuance. The warrant is subject to the usual and customary anti-dilution provisions. Any shares issued pursuant to exercise of the warrant are covered by the Registration Rights Agreement (Appendix 8) which provides for a piggyback registration during the five year period following consummation of the Reliance transaction and one demand registration statement during the same time period.

The Vassell Warrants

         In accordance with the Employment Agreement (Appendix 6) with William C. Vassell, Chairman of the Board of the Company, which becomes effective upon consummation of the Reliance transaction, Mr. Vassell is entitled to receive, among other things, two warrants. The first warrant (Appendix 3a) is for 204,485 shares or 2% of the outstanding common stock of the Company on a fully diluted basis taking into account the exercise of all stock options, warrants and rights to acquire shares of common stock outstanding on the date of the warrant, conversion of all shares of preferred stock on the date of the warrant and exercise of the warrant. The calculation specifically excludes the warrants issued to Mr. Vassell pursuant to section
4.2 of his Employment Agreement. The warrant exercise price is $1.25 per share. The warrant expires in five years and may not be exercised for one year from the date of its issuance. The warrant is subject to the usual and customary anti-dilution provisions and may not be exercised until after the exercise by Reliance of the Reliance warrant and only to the extent of the exercise of the Reliance warrant.

         The second warrant (Appendix 3b) to be issued to Mr. Vassell in accordance with Section 4.2 of his Employment Agreement covers 1,012,959 shares which is such number of shares of common stock which, when taken together with all shares of common stock and options, warrants and rights to acquire shares of common stock held by Mr. Vassell on the date of the warrant, is equal to approximately 20% of the outstanding common stock on a fully diluted basis taking into account the exercise of all stock options, warrants and rights to acquire shares of common stock outstanding on the date of the warrant, conversion of all shares of preferred stock outstanding on the date of the warrant and exercise of the warrant. The terms of this warrant are the same as the warrant referenced above except that the number of shares covered by it are subject to the Company's performance. One-third of the shares covered by the warrant shall become exercisable if the Company's earnings before taxes, as that term is defined in the Employment Agreement (Appendix 6) for the year ended March 31, 2002, exceeds the projected amount of earnings before taxes for that year (as set forth in the confidential Letter Agreement dated September 12, 2000 between the Company and Mr. Vassell). The warrant becomes exercisable with respect to two-thirds of the shares covered by the warrant if the Company's earnings before taxes for the year ended March 31, 2003 exceed projected earnings before taxes for that year. All of the shares covered by the warrant become exercisable if the

Company's earnings before taxes for the year ended March 31, 2004 exceed the projected amount of earnings before taxes for that year. This warrant is also subject to the usual and customary anti-dilution provisions.

The Shareholders' Agreement

         The Company, William C. Vassell and Reliance are parties to a Shareholder's Agreement dated September 12, 2000 (Appendix 5). The parties' obligations under the Agreement are conditioned upon the consummation of the Reliance transaction. Pursuant to the terms of the Agreement, Mr. Vassell and Reliance agreed to vote all of their shares of common stock in accordance with the provisions contained therein. These provisions include: (a) the establishment of a Board composed of seven directors; (b) an agreement that each of Vassell and Reliance shall designate three individuals to be nominated to serve as directors of the Company and that the Company shall have at least one independent director selected by Mr. Vassell and Reliance.

         The initial designees of Mr. Vassell to the Board are William C. Vassell, Gregory J. Miller and Peter J. Nekos. The initial designees of Reliance to the Board are Geoff Haslehurst, Ken Allison and Graeme Halder. The initial independent director shall be ____________. Any vacancy in the Board of Directors will be filled by the party which under the provisions of the Shareholders' Agreement is entitled to designate such director.

         The Agreement provides for the establishment of a confidential budget containing an annual performance target for each fiscal year defined in terms of earnings before taxes as defined in the Vassell Employment Agreement (Appendix 6). Upon a deviation from the confidential target for such fiscal year by more than 20%, Reliance may ask for a vote of the Board to terminate Mr. Vassell's employment. If such vote is obtained, Mr. Vassell shall resign as Chairman of the Board, President and Chief Executive Officer of the Company and cause his Board designees to resign from their positions. Notwithstanding these terms, in no event will be Mr. Vassell be required to resign prior to the first anniversary of the effective date of his Employment Agreement.

         If Mr. Vassell resigns under such circumstances, the parties will be released from any obligation to vote their shares to elect as members of the Board those individuals designated under the Agreement. Furthermore, the parties have agreed that Mr. Vassell may, for a period of 90 days after the date of his resignation or termination of employment under certain circumstances offer to sell to Reliance all of Mr. Vassell's shares and any of his warrants or options to purchase any shares of the common stock of the Company at a purchase price determined by Mr. Vassell. Reliance shall then have 45 days from receipt of such notice to accept the terms of Mr. Vassell's offer to sell. If the offer is rejected or lapses, Mr. Vassell shall have the right to purchase from Reliance all of its shares and the Reliance warrant at the price specified in Mr. Vassell's offer.

         The Shareholders' Agreement further subjects the holdings of the parties to a right of first refusal with respect to future sales of their shares. The Company provides certain representations and warranties to Reliance which are standard for a transaction of this nature.

The Voting Agreement

         Reliance has entered into a Voting Agreement with Peter Kikis and Thomas Kikis (Appendix 4a) and another Voting Agreement with Katie and Adam Bridge Partners and Owl-1 Partners, LP (Appendix 4b), which are limited partnerships controlled by Steven B. Sands. Each of the Voting Agreements, which are substantially similar, provide Reliance's designees the power to vote certain of the shares owned or controlled by Messrs. Kikis and Sands in a manner that is consistent with the consummation of the Reliance transaction. It prohibits any vote of the shares in favor of another transaction prior to termination of the Stock Purchase Agreement and it contains certain standard representations and warranties.

The Vassell Employment Agreement

         The Company has executed an Employment Agreement with Mr. Vassell dated as of September 12, 2000 (Appendix 6). The Agreement will not go into effect unless and until the Reliance transaction is consummated. The Agreement provides that Mr. Vassell will be employed as the Company's Chairman of the Board of Directors, Chief Executive Officer and President. The contract will end on the earlier of the third anniversary of the effective date or the date on which Mr. Vassell's employment is terminated under the Agreement. Unless either party gives 90 days notice to the other party prior to an anniversary of the effective date, the Agreement shall be automatically extended for one year on such anniversary date. Mr. Vassell's base salary shall be $175,000 per annum for the first employment period, $225,000 for the second employment period and $250,000 thereafter.

         Mr. Vassell shall be eligible to receive incentive compensation commencing with the fiscal year ending March 31, 2001. He shall receive incentive compensation equal to 20% of his base salary if earnings before taxes for that year equal or exceed the Company's projections. For each percentage increase in earnings before taxes above the projected amount, the incentive compensation will be increased by three percentage points of the base salary up to a maximum compensation equal to 50% of base salary. Mr. Vassell shall also receive the warrants (Appendix 3a and Appendix 3b) described above. Mr. Vassell's employment may be terminated by the Board with or without cause or by Mr. Vassell in the event of a material breach by the Company or Reliance of the Shareholders' Agreement, a material diminution in his duties and/or authority under the Employment Agreement, or a relocation of the Company's headquarters more than fifty miles away from its current location. Mr. Vassell may also terminate his employment upon 180 days notice or under certain circumstances following a change in control.

         In the event Mr. Vassell is terminated for cause or he terminates other than for constructive discharge or following a change of control, death or disability, the Company shall have no further obligation except to pay those accrued obligations arising prior to the date of termination. In the event the Company terminates Mr. Vassell without cause or Mr. Vassell terminates as a result of constructive discharge, the Company will have no obligation to the executive other than to pay all accrued obligations such as salary and benefits, the payment of the balance of his base salary for the year of termination, plus incentive compensation under certain circumstances.

         The Employment Agreement provides that Mr. Vassell shall be subject to a confidentiality agreement with respect to any confidential or proprietary information, knowledge or data relating to the Company. In addition, for one year following termination of his employment for any reason, Mr. Vassell shall not solicit for employment or employ any person who is a senior executive or branch manager of the Company, solicit any customer of the Company or provide to any customer of the Company services of the type offered by the Company as of the date of such termination except under certain circumstances.

         The Employment Agreement goes on to provide Mr. Vassell with extensive indemnification with respect to any action taken or omission occurring after the effective date of the contract. Such indemnification provisions provide for advancement of expenses and costs.

Disadvantages of the Transaction

         Among the disadvantages identified by Management and considered by them in their deliberations, are the dilution to the Company's non-selling stockholders as the result of the issuance of the Reliance Warrant and the Vassell Warrants and the expenses associated with the transaction and their impact on the Company's earnings. Notwithstanding the dilutive impact of the issuance of the Warrants and the cost of the transaction, the Board determined that the resolution of the litigation would be in the best long-term interests of the shareholders. They further determined that the Management expertise to be provided by Reliance in terms of Board participation and Senior Management will be a valuable asset to the Company. The expense of the transaction, estimated to be approximately $______ will have an adverse effect on the Company's earnings for the periods in which the expenses are recognized. The Board considered this impact as well as others in its deliberations and concluded that the Reliance transaction will be in the best long-term interests of the Company's shareholders.

Fairness Opinion

         Rosin & Associates located in New York, New York was engaged by the Company to provide evaluation and advisory services. Rosin & Associates, Inc. was founded in 1989. Over its ten-year history the firm has performed underwriting and valuation analysis on assets in excess of $4 billion. The firm has over 30 years of combined experience in commercial mortgage underwriting, asset valuation, acquisition analysis and other financial expertise. Rosin & Associates specializes in the valuation of business enterprises and is highly experienced in the performance of due diligence, cash flow analysis, credit and legal document review, on-site inspection, third-party report review and market analysis for retail, multi-family, office, industrial, hotel and other properties throughout the nation. There is no relationship between Rosin & Associates and any of its affiliates on one hand and the Company, Reliance or the selling shareholders or their respective affiliates on the other hand.

         Rosin & Associates was engaged to provide an opinion as to the fairness to the Company's shareholders from a financial point of view of a transaction involving: (i) the issuance by the Company of a warrant representing 20% of the Company's outstanding stock; (ii) the Company entering into certain agreements (the Registration Rights Agreement, Shareholders' Agreement and Employment Agreement) and (iii) changes to the Company's Certificate of Incorporation and the installation of new directors and officers, all in consideration of the termination of certain litigation against the Company and members of its Board of Directors.

         In arriving at their opinion, Rosin & Associates reviewed certain publicly available and confidential business and financial information relating to the Company as well as the agreements documenting the Reliance transaction. They also considered certain financial and stock market data of the Company and such other information financial studies, analysis and investigations and financial, economic and market criteria which they deem relevant. In their Opinion Letter dated ___________, Rosin & Associates concluded that the transaction is fair to the stockholders of the Company other than the sellers and the acquirer and its affiliates from a financial point of view. A copy of the Fairness Opinion is attached to the proxy as Appendix 9.

Recommendation of the Board of  Directors

         The Board of Directors believes that the Reliance transaction, including the issuance of the Reliance Warrants, the Vassell Warrants and the payment of the transaction fees, is in the best interest of the shareholders. The primary reason is the resolution of the 1997 litigation by and against members of the Board of Directors. The fact that this litigation has been ongoing has impacted the Company's sales efforts, growth opportunities and management resources. The termination of the litigation and the management expertise to be provided by Reliance is believed by the Board to be in the best interests of the shareholders.

Estimated Expenses to be Incurred by the Company

         The Company has agreed to pay Peter T. Kikis $_____ in connection with his services to the Company rendered in connection with the Reliance transaction. The Company has also agreed to pay 50% of any fees payable to Mr. ________ Vosberg for his services rendered in connection with the Reliance transaction. The Company also incurred approximately $45,000 in obtaining a Fairness Opinion from Rosin & Associates, $30,000 in reimbursement of legal fees incurred by director, Steven B. Sands, and approximately $100,000 in legal and accounting fees allocable to the transaction. The Company has estimated that future expenses to be incurred include approximately $50,000 in connection with the Registration Rights Agreement in favor of Reliance.

                                  PROPOSAL 2

Plan Description

         The Company's Board of Directors and Reliance have approved the 2000 Stock Option Plan covering 500,000 shares of the Company's common stock for issuance to employees of the Corporation including directors who are also employees, but not directors who are not employees. In accordance with the Plan, the Board shall appoint a committee of three members of the Board who shall be "disinterested persons" within the meaning of Rule 16b-3(d)(3) under the Securities Exchange Act of 1934 as Amended. The committee shall have the authority to administer the plan and shall determine those individuals who are eligible recipients and the number of shares they shall receive under the Plan. The Plan gives the committee the power to determine the form of option including whether it is intended to be an "incentive stock option" or a "non qualified stock option". The exercise price per share of the shares to be purchased pursuant to any option shall be fixed by the committee at the time the option is granted, but in no event shall be less than the fair market value of share on the day on which the option is granted. The duration of the options shall not exceed ten years from the date upon which the option is granted. A copy of the 2000 Stock Option Plan is annexed hereto as Appendix
10).

Reasons for the Plan

         Competition in the security service business is intense. The Company plans to expand its operations and to compete against local companies as well as larger national companies which may have substantially greater financial resources, personnel and facilities than the Company. The Board believes that one of the keys to the Company's future success will be its ability to continue to compete on the basis of quality of its service, personal relationships with customers and reputation. In order to do this, the Company will need to continue to recruit and retain a team of highly skilled managers. The Board believes that the Company's ability to grant stock options will afford the Company the opportunity to attract and retain key personnel. The Board also believes that the grant of stock options is an effective method to encourage management to become more aligned with the interests of the stockholders. In furtherance of these goals, the Board of Directors has adopted, subject to shareholder approval, the 2000 Stock Option Plan covering up to 500,000 Shares of the Company's Common Stock.

Federal Income Tax Consequences

         An optionee will not incur any federal income tax liability as a result of the grant of a stock option. The same is true when any option becomes exercisable. If an option is not qualified for tax purposes as an incentive stock option ("ISO"), upon exercise, the optionee will generally recognize ordinary income for federal income tax purposes in an amount equal to the difference between the fair market value of the shares at the time of exercise and the exercise price. The income recognized by the optionee will be subject to tax withholding by the Company and the Company will be entitled to a tax deduction in an amount equal to the amount of ordinary income recognized by the optionee. Upon resale of such shares by the optionee, any difference between the sale price and the fair market value of the shares at the time the option was exercised will be treated as capital gain or loss. Generally, an optionee will not incur federal income tax liability as the result of an exercise of an ISO. However, except in the case of death or disability, if an ISO is exercised more than three months after an optionee's termination of employment (a "disqualifying exercise"), the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. For purposes of calculating optionee's alternative minimum tax, if any, the difference between the fair market value of the shares at the time the stock option is exercised and the exercise price becomes an item of adjustment. When the shares acquired upon exercise of an ISO are sold, the optionee will be taxed on the difference between the sale price and the exercise price. If such a sale does not occur within two years of the date the ISO was granted or within one year of the date it was exercised, then the gain, if any, will be treated as long-term capital gain. If such a sale occurs within either of the time periods specified in the preceding sentence, a disqualifying disposition, then the portion of the optionee's gain equal to the difference between the fair market value of the stock on the date of exercise (or, if less, the selling price) and the exercise price will be treated as income, while the balance of any gain would be treated as capital gain. The Company is generally not entitled to a deduction as the result of the grant or exercise of an ISO. However, if the optionee recognizes ordinary income as the result of a disqualifying exercise or disposition, the Company is entitled to a deduction in an equivalent amount in the taxable year of the Company in which the disqualifying event occurs. The foregoing is only a summary of the general effect of the U.S. federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the plan and the subsequent sale of such shares. This summary does not discuss the income tax laws of any state or foreign country in which an optionee may be employed or reside.

Recommendation of the Board

         The Board recommends shareholder approval of the 2000 Stock Option Plan for the reasons stated above.

                                  PROPOSAL 3

         The Company's Certificate of Incorporation as amended, currently requires that in order to remove a director for cause, there must be the affirmative vote of the holders of at least 75% of all outstanding shares or action of at least 75% of all members of the Board of Directors. Directors may be removed without cause only by a vote of the holders of at least 75% of all outstanding shares of the Company's stock. The provision further states that it may not be altered or amended without the approval of the holders of at least 75% of all outstanding shares.

         In connection with the Reliance transaction, Reliance has requested that the Board use its best efforts to obtain an amendment to this provision in the Certificate of Incorporation in order to allow for the removal of directors for cause by a vote of the holders of a majority of all outstanding shares entitled to vote thereon or by action of a majority of the Board of Directors. Any or all of the directors may be removed without cause by a vote of the holders of a majority of all outstanding shares entitled to vote thereon (Appendix 11).

         In the opinion of the Company's Management, this amendment will make it easier to remove directors with or without cause. The original restrictive provisions with respect to removal of directors were adopted in 1992 in connection with the Company's corporate planning with respect to potential hostile takeovers. The current provisions in the Certificate of Incorporation are considered to be more protective of existing Management. The proposed amendment would make it less difficult for a third party to remove members of the Board.

         The shareholder vote required in order to approve this amendment is 75% of all outstanding shares entitled to vote on the matter. The Board recommends that the shareholders vote in favor of the amendment to the Company's Certificate of Incorporation.

                           OWNERSHIP OF SECURITIES

         The following table sets forth certain information regarding the number and percentage of common stock (being the Company's only voting securities) beneficially owned by (i) each person who owns of record (or is known by the Company to own beneficially) 5% or more of the Company's common stock or as to which he has the right to acquire within 60 days of September 27, 2000, (ii) each director and executive officer and (iii) all of said beneficial owners, officers and directors as a group, as of September 27, 2000. Except as indicated below, the address for each director and executive officer is the Company's principal office at Lexington Park, Route 55, Lagrangeville, New York 12540.

         Other than as set forth in the following table or pursuant to the Agreement, the Company is not aware of any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who owns more than 5% of the common stock of the Company.

                                  Amount and
                                  Nature of
                                  Beneficial
Name                              Ownership(1)        Percent of Class(7)
------------------                ------------        -------------------

William C. Vassell                1,030,000           16.4%

Steven B. Sands/                    974,412(2)        15.5%
Sands Brothers &
Co., Ltd. (9)
101 Park Avenue
New York, NY

Franklyn H. Snitow                        0              0

Gordon Robinett                      35,000             (8)

Peter T. Kikis(9)                 1,368,970(3)        20.8%

Peter Nekos                          12,500(4)          (8)

Debra Miller                            100(5)          (8)

Lloyd H. Saunders, III                  500             (8)

Gregory J. Miller                    10,000(5)          (8)

Thomas P. Kikis(9)                1,368,970(6)        20.8%

Eugene U. McDonald                    1,250             (8)

Reliance Security Group plc (9)   2,914,921           37.2%
Boundary House
Cricket Field Road
Uxbridge, Middlesex UBg 1 QG

All Officers and                  3,046,810           40.1%
Directors as a Group              (2)(3)(4)
(11 Persons)                      (5)(6)(7)


(1) The Company has been advised that all individuals listed, except Steven B. Sands (see Note (2), below) and Peter T. and Thomas Kikis (see Note (3), and (6) below) have the sole power to vote and dispose of the number of shares set forth opposite their names.

(2) (a) Mr. Steven B. Sands is the beneficial owner of 974,412 shares of Common Stock, or 15.5% of the Company's Common Stock outstanding. Such ownership is indirect. Of such shares, 25,000 shares, over which Mr. Steven B. Sands has dispositive power, are held in a discretionary account at Sands Brother & Co., Ltd. (Sands Brothers) (with respect to which Mr. Sands is Chairman of the Board) which discretion may be revoked by the grantor thereof at any time. Mr. Steven B. Sands acknowledges his relationship with each of Katie and Adam Bridge Partners, L.P. (K&A) and Owl-1 Partners, LP (Owl-1), but does not affirm that such partnerships and their general partners constitute a group for reporting purposes under Section 13(d) of the Securities Exchange Act of 1934, as amended. Pursuant to Rule 13d-4, under the Securities Exchange Act of 1934, as amended, Mr. Sands disclaims beneficial ownership of any of such 974,412 shares.

         (b) Mr. Martin S. Sands is the beneficial owner of 1,199,537 shares of Common Stock, or 19.1% of the Company's Common Stock outstanding. Such ownership is indirect. Of such shares, 250,125 shares, over which Mr. Martin S. Sands has dispositive power, are held in discretionary accounts at Sands Brothers, which discretion may be revoked by the grantor thereof at any time. Mr. Martin S. Sands acknowledges his relationship with each of K&A and Owl-1, but does not affirm that such partnerships and their general partners constitute a group for reporting purposes under Section 13(d) of the Securities Exchange Act of 1934, as amended, Mr. Sands disclaims beneficial ownership of any of such 1,199,537 shares.

         (c) K&A is the beneficial owner of 924,412 shares of Common Stock, or 14.7% of the Company's Common Stock outstanding. Such ownership is direct. K&A expressly disclaims beneficial ownership of any shares of Common Stock deemed held or owned by Mr. Steven B. Sands, Mr. Martin S. Sands and Owl-1.

         (d) Owl-1 is the beneficial owner of 25,000 shares of Common Stock, or 0.39% of the Company's Common Stock outstanding. Such ownership is direct. Owl-1 expressly disclaims ownership of any shares of Common Stock held or owned by Mr. Steven B. Sands, Mr. Martin S. Sands and K&A.

(3) A Schedule 13D filed by Peter T. Kikis on or about September 12, 2000, states that this amount includes 300,000 shares underlying currently exercisable warrants and 408,170 shares underlying the Company's Series A Convertible Preferred Stock over which Mr. Kikis has discretionary authority. Mr. Kikis expressly disclaims beneficial ownership of all but 641,879 shares (108,879 shares underlying the Company's Series A Convertible Preferred Stock, 300,000 shares underlying currently exercisable warrant and 233,000 shares of Common Stock).

(4)      Includes 10,000 shares underlying options currently exercisable.

(5)      Includes 10,000 shares underlying warrants currently exercisable.

(6) A Schedule 13D filed by Thomas P. Kikis, Kikis Asset Management Corporation ("KAMC") and Arcadia Securities, LLC ("Arcadia"), filed on or about September 12, 2000, indicates that Thomas P. Kikis and Arcadia own beneficially, with shared power to vote, direct the vote and dispose of, 1,368,970 shares including 300,000 shares issuable on exercise of currently exercisable warrants and 408,170 shares issuable on conversion of shares of the Series A Preferred Stock.

         The number of shares over which Thomas P. Kikis and Arcadia have discretionary authority changes periodically, at the discretion the grantor of discretionary authority. Such parties have the right to revoke such discretionary authority at any time. KAMC owns beneficially, with shared power to vote, direct the vote and dispose of 786,295 shares, including 300,000 shares issuable on exercise of currently exercisable warrants and 163,295 shares issuable on conversion of shares of the Series A Preferred Stock.

(7) Percent of class for each shareholder is calculated as if all shares underlying convertible preferred stock, options and warrants included in the table for such shareholder are outstanding. The number of outstanding shares of common stock is 6,287,343. The percent of class for all executive officers and directors as a group is calculated as if all shares underlying convertible preferred stock, options and warrants held by any shareholders included in the group are outstanding. The denominator for the group calculation is 7,839,925.

(8)      Less than 1 percent.

(9) Messrs. Sands, Peter Kikis and Thomas Kikis have entered into a Stock Purchase Agreement and Voting Agreements with Reliance. In accordance with the terms of the Voting Agreements, they have granted an irrevocable proxy to Reliance covering a total of 834,800 common shares and 12,325.82 shares of Series A Preferred stock convertible into 1,232,582 shares of common stock and Reliance is therefore deemed to be the beneficial owner of the shares covered by the Voting Agreement. The shares included under the beneficial ownership for Reliance includes 1,382,339 shares of common stock currently held by selling shareholders; 12,325.82 shares of preferred stock, convertible into 1,232,582 shares of common stock owned by selling preferred stockholders and 300,000 shares underlying warrants owned by Mr. Peter Kikis. The Voting Agreements shall terminate in the event the Stock Purchase Agreement is terminated in accordance with its terms. The Voting Agreements will terminate upon consummation of the Reliance transaction since all shares owned by the selling shareholders are expected to be purchased by Reliance.

         Reliance's interest in the Voting Agreements and the irrevocable proxies from Messrs. Sands and Kikis may constitute a change in control of the Company. The source of the funds Reliance will use to purchase the sellers' interests in the Company pursuant to the Stock Purchase Agreement is Reliance's own internal funds. In addition to the amounts shown in the table above to be beneficially owned by Reliance, Mr. Vassell has pledged and will deposit into escrow for the benefit of Reliance 250,000 of his 1,030,000 shares. In the event the Company does not achieve certain performance levels following the consummation of the Reliance transaction, these shares will be released from escrow to Reliance.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth for the fiscal year ended March 31, 2000, all plan and non-plan compensation paid to, earned by, or awarded to William C. Vassell, Chairman of the Board, Nathan Nelson, Chief Financial Officer and Executive Vice President, Franklyn H. Snitow, Acting President and Chief Executive Officer, Gordon Robinett, Vice Chairman of the Board, Eugene
U. McDonald, Senior Vice President -- Operations, and Martin Blake, Vice-President -- Aviation. No other executive officer of the Company received total annual salary and bonus in excess of $100,000 for the fiscal year ended March 31, 2000, and, therefore, compensation for such other executive officers is not disclosed. Mr. Nelson resigned as Chief Financial Officer and Executive Vice President as of September, 2000.

                          SUMMARY COMPENSATION TABLE
                   FOR THE FISCAL YEAR ENDED March 31, 2000

                                         Annual Compensation                              Long-Term Compensation

                                                                                          Shares       Shares
                             Fiscal Year                     Other Annual                 Underlying   Underlying
Name and Principal           Ended                           Salary                       Warrants     Repriced
Position                     March 31      Annual Salary     Compensation      Bonus      Granted      Warrants
--------                     --------      -------------     ------------      -----      -------      ----------

Franklyn H. Snitow<F5>
Acting President and
Chief Executive Officer
                             1999          $      0          <F2>                    0    0                  0
                             2000          $      0          <F2>                    0    0                  0

William C. Vassell<F1>
Chairman of the Board
                             1998          $174,579          <F2>                    0    0                  0
                             1999          $175,000          <F2>                    0    0                  0
                             2000          $153,846          <F2>                    0    0                  0

Nathan Nelson
Chief Financial Officer and
Executive Vice President
                             2000          $103,384          <F2>                    0    0                  0

Gordon Robinett
Vice Chairman
of the Board
                             1998          $ 36,923          $52,500<F2><F4>         0    0            227,500<F3>
                             1999          $ 60,000          $37,500<F2><F4>         0    0                  0
                             2000          $ 42,692          $22,500<F2><F4>         0    0                  0

Eugene U. McDonald
Senior Vice President -
Operations
                             1998          $125,794          <F2>              $18,000    0                  0
                             1999          $112,116          <F2>               20,000    0                  0
                             2000          $131,000          <F2>               11,297    0                  0


Martin Blake
Vice President-
 - Aviation
                             1998          $100,000          <F2>              $15,000   0                   0
                             1999          $114,539          <F2>              $62,991   0                   0
                             2000          $116,074          <F2>              $12,900   0                   0


<F1> As of June 20, 2000, Mr. Vassell held a total of 1,030,000 shares of the
Company's common stock.

<F2> All perquisites and other personal benefits, securities or property do not exceed either $50,000, or 10% of the total annual salary and bonus of the executive officer. All perquisites and other personal benefits, securities or property are properly indicated in the "Other Annual Salary Compensation" column, as they all fit into the categories set forth in Item 402 of Regulation S-K.

<F3> Includes repricing of the: 107,500 shares issued on January 19, 1991, with exercise price at market value of $5.00, reduced to market value of $3.25 as of August 16, 1993 and reduced on July 15, 1996 to $2.50; 60,000 shares issued on April 8, 1991, with exercise price at market value of $3.375, reduced to market value of $3.25 as of August 16, 1993 and reduced on July 5, 1996 to $2.50; and 60,000 shares issued on May 15, 1992, with exercise price at market value of $3.88, reduced to market value of $3.25 as of August 16, 1993 and reduced on July 15, 1996 to $2.50. All of Mr. Robinett's options and warrants expired in July, 2000.

<F4> Mr. Robinett received $22,500 under his termination agreement during the fiscal year ended March 31, 2000.

<F5> Mr. Snitow is not compensated as an officer of the Company, however, Mr.
Snitow's law firm has been paid legal fees of $45,662 during the fiscal year ending March 31, 2000. During the fiscal year ending March 31, 1999, Mr. Snitow's law firm received $72,500.



Stock Options/Warrants

         The Company did not grant any stock options or warrants during the fiscal year ending March 31, 2000 to the Company's chief executive officer or to any of the Company's executive officers whose total annual salary and bonus exceeded $100,000. There were no tandem or free standing stock appreciation rights granted to any person during the fiscal year ending March 31, 2000.

Board Of Directors Compensation

         No executive officer receives any additional compensation for serving as a director, except in the case of Mr. Snitow who is compensated at the rate of $300 per hour in accordance with an engagement letter between Mr. Snitow and the Company. Directors who are not employees of the Company, and excluding Mr. Snitow, receive a meeting fee of $1,000 for each meeting attended, and all directors are reimbursed for expenses incurred in attending Board meetings. With the exception of Gregory J. Miller and Peter T. Kikis, no other directors who are not also executive officers received any plan or non-plan compensation from the Company during the last three fiscal years.

         In January 2000, the Board granted to Mr. Peter Kikis a warrant to purchase 150,000 shares of common stock at a purchase price of $1.03125 per share, the fair market value at the time of issuance.

Limited Directors' Liability

         Pursuant to the New York Business Corporation Law, the Company's certificate of incorporation, as amended, eliminates to the fullest extent of such Law the liability of the Company's Directors, acting in such capacity, for monetary damages if they should fail through negligence or gross negligence to satisfy their duty of exercising proper business judgment in discharging their duties, but not for acts or omissions in bad faith, or involving intentional misconduct or amounting to a knowing violation of law or under other limited circumstances.

Employment Agreements and Termination of Employment and Change of Control Agreements

         The Company has executed an Employment Agreement with Mr. Vassell dated as of September 12, 2000 (Appendix 6). The Agreement will not go into effect unless and until the Reliance transaction is consummated. The Agreement provides that Mr. Vassell will be employed as the Company's Chairman of the Board of Directors, Chief Executive Officer and President. The contract will end on the earlier of the third anniversary of the effective date or the date on which Mr. Vassell's employment is terminated under the Agreement. Unless either party gives 90 days notice to the other party prior to an anniversary of the effective date, the Agreement shall be automatically extended for one year on such anniversary date. Mr. Vassell's base salary shall be $175,000 per annum for the first employment period, $225,000 for the second employment period and $250,000 thereafter.

         Mr. Vassell shall be eligible to receive incentive compensation commencing with the fiscal year ending March 31, 2001. He shall receive incentive compensation equal to 20% of his base salary if earnings before taxes for that year equal or exceed the Company's projections. For each percentage increase in earnings before taxes above the projected amount, the incentive compensation will be increased by three percentage points of the base salary up to a maximum compensation equal to 50% of base salary. Mr. Vassell shall also receive two warrants (Appendix 3a and Appendix 3b). Mr. Vassell's employment may be terminated by the Board with or without cause or by Mr. Vassell in the event of a material breach by the Company or Reliance of the Shareholders' Agreement, a material diminution in his duties and/or authority under the Employment Agreement, or a relocation of the Company's headquarters more than fifty miles away from its his current location. Any such diminution, relocation or other uncured breach is referred to as constructive discharge. Mr. Vassell may also terminate his employment upon 180 days notice or under certain circumstances following a change in control.

         In the event Mr. Vassell is terminated for cause or he terminates other than for constructive discharge or following a change of control, death or disability, the Company shall have no further obligation except to pay those accrued obligations arising prior to the date of termination. In the event the Company terminates Mr. Vassell without cause or Mr. Vassell terminates as a result of constructive discharge, the Company will have no obligation to the executive other than to pay all accrued obligations such as salary and benefits, the payment of the balance of his base salary for the year of termination, plus incentive compensation under certain circumstances.

         The Employment Agreement provides that Mr. Vassell shall be subject to a Confidentiality Agreement with respect to any confidential or proprietary information, knowledge or data relating to the Company. In addition, for one year following termination of his employment for any reason, Mr. Vassell shall not solicit for employment or employ any person who is a senior executive or branch manager of the Company, solicit any customer of the Company or provide to any customer of the Company services of the type offered by the Company as of the date of such termination except under certain circumstances.

         The Employment Agreement goes on to provide Mr. Vassell with extensive indemnification with respect to any action taken or omission occurring after the effective date of the contract. Such indemnification provisions provide for advancement of expenses and costs.

         The Company expects to offer and Employment Agreement to Mr. Graeme
R. Halder (Appendix 12). The Agreement will provide that Mr. Halder will be employed as the Company's Chief Financial Officer and report to Mr. Vassell. The contract contemplates a three-year term but may be terminated by either party prior thereto. Mr. Halder's base salary will be $138,000 and he will be eligible to receive up to an additional 30% of base salary based on performance. The contract also anticipates the approval of the 2000 Stock Option Plan and indicates that Mr. Halder will be considered for a 75,000 share option. The perquisites offered to Mr. Halder will include a tax equalization agreement, an automobile, a $13,800 disturbance allowance per annum, the reasonable costs of private education for his two eldest children, a $6,000 per annum air travel allowance and reimbursement of moving costs between the United States and the UK.

         The Company has entered into an agreement pursuant to an engagement letter and an indemnification agreement with Mr. Snitow. In accordance with the engagement letter, Mr. Snitow is compensated at the rate of $300.00 per hour, plus reimburseable expenses, based on his hourly billing to the Company. The indemnification agreement between the Company and Mr. Snitow provides for the maximum indemnification permitted under New York law, and the Company's Certificate of Incorporation and By-Laws. The inclusion of the foregoing information is intended to comply with Section 725(d) of the New York Business Corporation Law.

         Pursuant to the employment agreement which expired in July 2000, Mr. Vassell serves as Chairman of the Board of the Company and received an annual salary of $175,000 in fiscal years ended March 31, 1999 and March 31, 2000. The Board determined that as of April 1, 1999, Mr. Vassell's salary would be $150,000 annually. Mr. Vassell was also entitled to an annual bonus equal to 5% of the Company's pre-tax profit for each fiscal year exclusive of (a) capital gains and losses; (b) the annual bonus; and (c) federal state and local income and franchise taxes for that year ("Pre-Tax Operating Profit") from $.5 million to $1.0 million, and 2% of all Pre-Tax Operating Profit in excess of $1.0 million. Mr. Vassell is provided with the use of a Company-owned automobile and reimbursement for automobile insurance and operating expenses.

         In September of 1992, the Company entered into a Compensation Continuation Agreement with Mr. Vassell in consideration of his agreement to extend the term of his employment for two years. This Agreement provides that, if, within specified periods of a Change of Control of the Company (as defined in the Agreement) Mr. Vassell's employment is terminated by the Company without Cause (as defined in said Agreement), or if Mr. Vassell terminates his employment for Good Reason (as defined in the Agreement), Mr. Vassell will be paid 2.99 times the greater of his annual compensation as in effect on the date of the Agreement or the highest annual compensation for any of the three years preceding the termination. All awards previously granted under any performance incentive plan, the actual payment of which may be deferred, will be vested as a result of the Change of Control and all options and warrants held by Mr. Vassell will become immediately exercisable. Currently, the aggregate amount payable to Mr. Vassell upon his termination in the event of a change in control would be 2.99 times his total compensation of approximately $150,000 for the fiscal year ended March 31, 2000, or approximately $450,000.

         Other than pursuant to the Employment Agreement and the Compensation Continuation Agreement for Mr. Vassell, there is no compensation plan or arrangement for the benefit of any person named in the Summary Compensation Table that would result from the resignation, retirement or other termination of such person's employment.

         Other than the compensation described above, there are no long-term incentive plans for the persons named in the Summary Compensation Table. In November, 1999, the Company adopted a qualified retirement plan which was effective for the calendar year 1999, which provided for elective employee deferrals and discretionary employer contributions to non highly compensated participants. The plan does not allow for employer matching of elective deferrals. For the period ended March 31, 2000, no discretionary amounts have been accrued or paid.

Compensation Committee Interlocks and
Insider Participation in Compensation Decisions

         The Company's Compensation Committee is intended to make all recommendations to the Board related to compensation issues with respect to executive officers. It is comprised of William C. Vassell, Peter T. Kikis and Steven B. Sands. While Mr. Vassell will participate in decisions relating to compensation for executive officers, he will not vote on matters relating to his own compensation. Likewise, none of the directors or executive officers serve on the Compensation Committee of any other entity with the exception of Gorden Robinett, who serves on the compensation committee of Uniforce Temporary Personnel, Inc. None of the other members of the Company's Board is an officer, director or employee of Uniforce Temporary Personnel, Inc.

Certain Relationships and Related Transactions

         The Company has agreed to pay director, Peter T. Kikis, up to $135,000 for services rendered in connection with the Reliance transaction and his evaluation and negotiations with respect to unsuccessful transactions prior to the Reliance transaction.

         An attorney representing Mr. Steven B. Sands in connection with the legal proceeding brought by Mr. Sands against the Company and four of the Company's directors and also in connection with the Reliance transaction, will be paid $30,000 of his fees by the Company.

         A description of the engagement letter and indemnification agreement between the Company and Franklyn H. Snitow, acting president, CEO and director of the Company, is found in "Employment Agreements and Warrants and Termination of Employment and Change of Control Agreements".

         The Company and its Board of Directors (except Mr. Snitow) are party to a legal proceeding characterized as a derivative action. Certain indemnification rights are afforded these parties under the Company's Certificate of Incorporation and the Business Corporation Law of New York. Due to the fact that certain members of the board have chosen to participate as plaintiffs in this lawsuit, the Company may not have coverage under its officers and directors liability insurance policy. The defendant-directors intend to seek indemnification, and have received advancements of legal fees incurred in connection with their defense, from the Company. Through March 31, 2000, the Company has expensed and charged earnings with approximately $204,000 in legal fees (none during the year ended March 31, 2000) in defense of this matter on its own behalf as well as on behalf of the defendant officers and directors. In addition, the Company has expended $100,000 for legal fees on behalf of the plaintiff directors in December, 1998, and accrued a $92,000 contingency for legal fees incurred by one of the defendants, where Management has determined that indemnification by the Company is probable.

         Gregory J. Miller has been a director of the Company since 1992. Mr. Miller is general counsel for Goldline Connectors, Inc. and has rendered legal services to the Company during his tenure as a director. Mr. Miller has rendered legal services in connection with various litigation and contractual matters during the last three fiscal years. During each of the last three fiscal years, payments to Mr. Miller for legal services were minimal. It is expected that Mr. Miller will continue to render minimal legal services to the Company from time to time. Management believes that the terms of the various transactions between the Company and Mr. Miller were as favorable as those which might have been obtained from an unaffiliated party.

         Gordon Robinett, a member of the Company's Board and former Treasurer, entered into a Covenant Not-to-Compete with the Company on July 23, 1996 in connection with his termination of employment with the Company. Under that agreement, the Company is to make periodic payments to Mr. Robinett over four years totaling $180,000, the exercise price of Mr. Robinett's options and warrants was reduced to $2.50, and an expiration date was fixed at July 19, 2000. In return, Mr. Robinett is prohibited from directly or indirectly competing with the Company until July 19, 2000. In August of 1997, Mr. Robinett was engaged by the Company on a per diem proration of his prior employment agreement to temporarily perform the functions of Mr. Dickinson until a replacement was approved by the Board. Mr. Robinett worked an average of three days per week and was compensated therefor at the rate of $385 per day. On July 1, 1999, Nathan Nelson was retained as the Company's Chief Financial Officer and Executive Vice President, and therefore, Mr. Robinett's employment with the Company ended.

Shareholder Proposals and Nominations for Directors for the 2001 Annual Meeting of Shareholders

         Shareholder proposals intended for inclusion in the proxy material for the 2001 annual meeting of shareholders, must be received by the Secretary of the Company at the Company's offices at Route 55, Lexington Park, Lagrangeville, New York 12540 not later than October 19, 2001, and not earlier than September 19, 2001, in order for such proposals and nominations to be included in the proxy material for the 2001 annual meeting of shareholders. The notice of nomination shall contain the following information: (a) the full names and residence and business addresses of each of the proposed nominees; (b) the business experience of each of the proposed nominees for the most recent five (5) years, including principal occupations and employment; (c) name, principal business and size of any entity in which such occupations and employment were carried on; (d) the number of shares of the Company's capital stock owned directly or indirectly by each of the proposed nominees; (e) a description of any legal or administrative proceedings or order or decree any nominee is or has been a party to or is or was subject to during the most recent five (5) years; (f) the name and residence and business address of the shareholder who makes the nomination;
(g) the number of shares of the Company's capital stock owned directly or indirectly by the shareholder who makes the nomination; and (h) any other information regarding each of the nominees required by Schedule 14A of the Securities Exchange Act of 1934, as amended or any successor provision.

Financial Information and Other Matters

        [The Company's financial statements, supplemenary financial information, management's disscussion and analysis of financial condition and results of operation and quantitative and qualitative disclosures about market risk are incorporated herein by reference to the Company's Annual Report for its fiscal year ended March 31, 2000 and to its quarterly report, as amended, for the quarter ended June 30, 2000. The Company's Annual Report is being provided to you together with this proxy statement. Copies of quarterly reports or of any exhibit may be obtained, at a reasonable charge, by writing to the Company at Route 55, Lexington Park, Lagrangeville, New York 12540.

         A representitive of D'Arcangelo & Co., LLP, the Company's principal accountants for the current year, are not expected to be present at the security holder's meeting.

         Management is not aware of any matters to be presented for action at the meeting other than the matters mentioned above, and does not intend to bring any other matters before the meeting. However, if any other matters should come before the meeting, it is intended that the holders of the proxies will vote them according to the discretion of the Company's Board of Directors.

                                       By order of the board of directors,

                                       /s/ William Dunn
                                       ----------------
                                       William Dunn, Secretary

Dated:________, 2000

                             INDEX TO APPENDICES

Appendix 1        Stock Purchase Agreement                               A-1
Appendix 2        Reliance Warrant                                       A-2
Appendix 3a       Vassell Warrant                                        A-3a
Appendix 3b       Vassell Warrant                                        A-3b
Appendix 4a       Kikis Voting Agreement                                 A-4a
Appendix 4b       Sands Voting Agreement                                 A-4b
Appendix 5        Shareholders'Agreement                                 A-5
Appendix 6        Vassell Employment Agreement                           A-6
Appendix 7        Stipulation                                            A-7
Appendix 8        Registration Rights Agreement                          A-8
Appendix 9        Rosin & Associates Fairness Opinion                    A-9
Appendix 10       Stock Option Plan                                      A-10
Appendix 11       Amendment to Certificate of Incorporation              A-11
Appendix 12       Halder Employment Agreement                            A-12

                                                                   APPENDIX 1

                                                               EXECUTION COPY


                           STOCK PURCHASE AGREEMENT

                              September 12, 2000

                           STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of September 12, 2000, by and among the parties listed on Schedule A (each a "Seller" and collectively, the "Sellers") and Reliance Security Group plc, a company organized under the laws of England and Wales (the
"Purchaser").

                                  WITNESSETH

         WHEREAS, the Sellers Beneficially Own (as hereinafter defined) the number of shares of Common Stock, $.0001 par value (the "Common Stock") and Series A Preferred Stock, $.0001 par value (the "Preferred Stock"), of Command Security Corporation, a New York Corporation (the "Company"), set forth opposite each Seller's name on Schedule A annexed hereto (the "Shares");

         WHEREAS, certain of the Sellers Beneficially Own the number of warrants to purchase shares of Common Stock of the Company set forth opposite that Seller's name on Schedule A annexed hereto (the "Warrants");

         WHEREAS, the Sellers, individually and not as a group, desire to sell and transfer, and the Purchaser desires to purchase and acquire from Sellers, all right, title and interest in and to the Shares and Warrants (the "Acquisition");

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       AGREEMENT TO SELL AND PURCHASE.

1.1 Sale and Purchase. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined) the Sellers, individually and not jointly, shall convey, sell, transfer, assign and deliver to the Purchaser, and Purchaser shall purchase and accept from the Sellers, all of the Shares of Common Stock and Preferred Stock Beneficially Owned by the Sellers (the "Transaction Shares") and Warrants, which shall not be less than 770,414 Shares of Common Stock and 9,877.07 Shares of Preferred Stock, and 300,000 Warrants; provided all Shares owned of record by the Sellers and their affiliates and the plaintiffs in the action entitled Rosan et al. v. Vassell, New York State Supreme Court, County of New York, Index No. 606166/97 (the "Litigation") shall be sold to the Purchaser.

1.2 Purchase Price and Allocation. The purchase price (i) per Transaction Share of Common Stock shall be $2.20, (ii) per Transaction Share of Preferred Stock shall be $2.20 multiplied by the number of shares of Common Stock issuable upon conversion of such Share of Preferred Stock, and (iii) per Warrant shall be $2.20 per share of Common Stock issuable upon exercise of each Warrant (each a "Warrant Share") less the exercise price per Warrant Share of each Warrant. The aggregate purchase price for the Shares and Warrants shall be $5,976,888.30 (assuming discretionary authority is not withdrawn over any Shares), allocated among the Sellers in accordance with the allocation set forth on Schedule A annexed hereto (the "Purchase Price Allocation") and shall be paid in immediately available funds.

2.       CLOSING.

                  The closing of the sale and purchase of the Transaction Shares and Warrants under this Agreement (the "Closing") shall take place as soon as practicable after the satisfaction of the conditions set forth in
Section 5. The Closing shall take place at the offices of Rosenman & Colin LLP, 575 Madison Avenue, New York, New York 10022. The date and time of the Closing is hereinafter referred to as the "Closing Date").

3.       REPRESENTATIONS AND WARRANTIES OF THE SELLERS.

     In order to induce the Purchaser to enter into this Agreement and to perform its obligations hereunder, each Seller, as to himself or to itself only, makes the following representations and warranties to the Purchaser.

3.1 Ownership of Shares.On the date hereof, the Seller is the record holder of or Beneficially Owns (as hereinafter defined) the Shares and Warrants. The Seller has power of disposition, power of conversion and power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares, with no limitations, qualifications or restrictions on such rights, subject to revocation and termination rights under state law, applicable state and federal securities laws, and the terms and conditions of discretionary agreements to which the Sellers may be subject and the terms of this Agreement. With respect to Shares over which discretionary authority has been granted to Sellers, such Shares are Beneficially Owned or owned of record by Persons (as hereinafter defined) with whom a Seller has had a pre-existing relationship.

On the Closing Date, the Seller will be the record holder of or will Beneficially Own (as hereinafter defined) the Transaction Shares and Warrants. The Seller will have power of disposition, power of conversion and power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Transaction Shares, with no limitations, qualifications or restrictions on such rights, subject to revocation and termination rights under state law, applicable state and federal securities laws, and the terms and conditions of discretionary agreements to which the Sellers may be subject and the terms of this Agreement.

     For purposes of this Agreement, "Beneficially Own" "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person (as defined below) shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act. No representation or warranty is made hereby that the Sellers constitute a "group" as within the meaning of Section 13(d)(3) of the Exchange Act.

     "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

3.2 Power; Binding Agreement. The Seller has the legal capacity, power and authority to enter into and perform all of the Seller's obligations under this Agreement. The execution, delivery and performance of this Agreement by the Seller will not violate any other Agreement to which Seller may be a party, but is subject to any outstanding discretionary agreement to which such Seller may be party, including the right of the record owner of the Shares to withdraw such discretion at any time. This Agreement has been duly and validly executed and delivered by the Seller and constitutes a valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity and discretion of the court before which any proceedings seeking injunctive relief or specific performance may be sought. If the Seller is married and the Seller's Shares and/or Warrants Beneficially Owned by him (exclusive of Shares Beneficially Owned by virtue of discretionary authority) constitute community property, this agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Seller's spouse, enforceable against such Person in accordance with its terms except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity and discretion of the court before which any proceedings seeking injunctive relief or specific performance may be sought.

3.3 No Encumbrances. When the Transaction Shares and Warrants are delivered by the Seller in accordance with this Agreement, the Purchaser will receive valid title to the Transaction Shares and Warrants purchased by it hereunder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (collectively, "Liens").

3.4 No Conflicts. No filing with, and no permit, authorization, consent or approval of, any state, local or federal or foreign public body or authority or any other party is necessary for the execution of this Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby; provided that the parties understand that certain filings, including but not limited to a Schedule 13D, must be made to the Securities and Exchange Commission (the "Commission") in order to be in compliance with Federal securities laws. Neither of the execution and delivery of this Agreement by the Seller, the consummation by the Seller of the Acquisition or the transactions contemplated hereby nor compliance by the Seller with any of the provisions hereof shall, in a manner which would be material and adverse to the ability of the Seller to consummate the Acquisition or the transactions contemplated hereby or to comply with the terms hereof (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Seller is a party or by which the Seller or any of the Seller's properties or assets may be bound, other than that certain Shareholders Voting Agreement, dated as of the 8th day of March, 1995, as amended, by and among William C. Vassell, Gordon Robinett, Lloyd H. Saunders III, Peter Kikis, Thomas Kikis, Steven B. Sands, Peter G. Nekos and Gregory J. Miller, which must be revoked as a condition to Purchaser's obligation to close under this Agreement or (ii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Seller or any of the Seller's properties or assets; provided, however, that no representation or warranty is made with respect to any actions required to be taken by Purchaser under applicable law as a result of the transactions contemplated hereby.

3.5 Broker's Fees. Except for fees paid to Peter Kikis, the Seller represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein.

4.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

         The Purchaser hereby represents and warrants to the Sellers as follows:

4.1 Due Organization. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of England and Wales and has all requisite corporate power and authority to own, lease and operate its properties and carry its business in the places where such properties are now owned, leased or operated or where such business is now being conducted

4.2 Power; Binding Agreement. The Purchaser has the legal capacity, power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by the Purchaser will not violate any other Agreement to which the Purchaser is a party. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity and discretion of the court before which any proceedings seeking injunctive relief or specific performance may be sought.

4.3 No Conflicts. No filing with, and no permit, authorization, consent or approval of, any state, local or federal or foreign public body or authority or any other party is necessary for the execution of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby. Neither the execution and delivery of this Agreement by the Purchaser, the consummation by the Purchaser of the Acquisition or the transactions contemplated hereby nor compliance by the Purchaser with any of the provisions hereof shall, in a manner which would be material and adverse to the ability of the Purchaser to consummate the Acquisition or the transactions contemplated hereby or to comply with the terms hereof (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Purchaser is a party or by which the Purchaser or any of the Purchaser's properties or assets may be bound, or (ii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Purchaser or any of the Purchaser's properties or assets; provided, however, that no representation or warranty is made with respect to any actions required to be taken by Seller under applicable law as a result of the transactions contemplated hereby.

4.4 Broker's Fees. Except for fees paid to Peter Kikis, the Purchaser represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly from the Purchaser in connection with the transactions contemplated herein.

4.5 Investment Representations. The Purchaser is acquiring the Transaction Shares and Warrants as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Transaction Shares or any part thereof. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell or transfer to such Person or to any third person, with respect to any of the Transaction Shares or Warrants. At the time the Purchaser was offered the Shares, it was, and at the date hereof it is, and at each exercise date under the Warrants, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Transaction Shares and Warrants, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Transaction Shares and Warrants and, at the present time, is able to afford a complete loss of such investment. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of its net worth and financial circumstances and the purchase of the Transaction Shares and Warrants will not cause such commitment to become excessive. The Purchaser acknowledges it (i) has reviewed or had the opportunity to review all of the Company's periodic reports under the Exchange Act, (ii) has had access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) has had the opportunity to obtain such additional information that is necessary to make an informed investment decision with respect to the investment. The Purchaser is not purchasing the Transaction Shares and Warrants as a result of or subsequent to any advertisement, article, notice or other communication regarding the Transaction Shares and Warrants published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. The Purchaser understands and acknowledges that (i) the Transaction Shares and Warrants are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Sellers will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance. The Purchaser understands that certain of the Transaction Shares and the Warrants are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold such Transaction Shares and Warrants indefinitely unless they are registered with the Commission and qualified by applicable state authorities, or an exemption from such registration and qualification requirements is available.

4.6 Purchaser represents and acknowledges that no Seller has made any representation or warranty with respect to the business, operations, condition (financial or otherwise), or prospects of the Company.

5.        CONDITIONS TO CLOSING; COVENANTS WITH RESPECT TO CLOSING

5.1 Conditions to Purchaser's Obligations at the Closing. The Purchaser's obligations to purchase the Transaction Shares and Warrants at the Closing are subject to the satisfaction, at or prior to the Closing Date, of each of the following conditions (all or any of which may be waived in whole or in part by the Purchaser in its sole discretion):

(a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Sellers in Section 3 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Sellers shall have performed all obligations, agreements and conditions herein required to be performed or observed by it on or prior to the Closing.

(b) Consents, Permits, and Waivers. The Company and Sellers shall have obtained any and all consents, permits and waivers necessary for consummation of the transactions contemplated by the Agreement (except for such as may be properly obtained subsequent to the Closing), including, without limitation, the necessary approval of the Company's shareholders of the warrant, substantially in the form attached hereto as Exhibit A (the "Company Warrant"), entitling the Purchaser to purchase from the Company such number of shares of Common Stock equal to 20% of the outstanding Common Stock on a fully-diluted basis taking into account the exercise of all stock options, warrants and rights to acquire shares of Common Stock outstanding on the Closing Date, conversion of all shares of Preferred Stock outstanding on the Closing Dated and the exercise of the Company Warrant and any warrant issued to William Vassell. The Company shall have used its best efforts to obtain the approval of the Company's Shareholders of the amendment to the Company's Certificate of Incorporation substantially in the form attached hereto as Exhibit B (the "Charter Amendment"). In furtherance of obtaining the shareholder approval of the Company Warrant and Charter Amendment, certain of the Sellers shall have executed on the date hereof the voting agreement substantially in the form attached hereto as Exhibit C (the "Voting Agreement").

(c) Compliance Certificate. Each Seller shall have delivered to Purchaser a compliance certificate, executed by the Seller, dated the Closing Date, to the effect that the conditions specified in subsection (a) and (b) of this
Section 5.1 have been satisfied.

(d) Instruments of Transfer. Sellers shall have delivered to the Purchaser the stock certificates for the Transaction Shares, Warrants or Warrant certificates, stock powers and other documents of transfer, conveyance and assignment in form and substance reasonably satisfactory to the Purchaser and Purchaser's counsel required to transfer all of Sellers' right, title and interest in and to the Transaction Shares and Warrants to Purchaser and to vest in Purchaser good and marketable title to the Transaction Shares and Warrants free and clear of all Liens.

(e) Company Warrant. The Company Warrant shall have been executed by the Company and delivered to the Purchaser.

(f) Listing of Shares Underlying Company Warrant. The Company shall file an application to cause the shares of the Company's Common Stock to be issued upon exercise of the Company Warrant to be approved for listing on the Nasdaq Small Cap Market and pay all requisite fees with respect thereto.

(g) Registration Rights Agreement. The registration rights agreement in the form attached hereto as Exhibit D (the "Registration Rights Agreement") shall have been executed and delivered by the parties thereto and shall be in full force and effect.

(h) Shareholders' Agreement. The shareholders' agreement in the form attached hereto as Exhibit E (the "Shareholders' Agreement") shall have been executed and delivered by the parties thereto and shall be in full force and effect.

(i) Employment Agreement. The employment agreement between the Company and William C Vassell engaging Mr. Vassell to serve as Chairman of the Board and Chief Executive Officer of the Company, in the form attached hereto as Exhibit F (the "Employment Agreement") shall have been executed and delivered by the parties thereto and shall be in full force and effect.

(j) Charter Amendment. If approved by the Company's Shareholders, the Charter Amendment shall have been filed with the Secretary of State of New York.

(k) Corporate Documents. The Company shall have delivered to Purchaser or its counsel, copies of all corporate documents of the Company as Purchaser shall reasonably request.

(l) Termination of Shareholders Voting Agreement. That certain Shareholders Voting Agreement dated as of the 8th day of March, 1995 by and among William
C. Vassell, Gordon Robinett, Lloyd H. Saunders III, Peter Kikis, Thomas Kikis, Steven B. Sands, Peter G. Nekos and Gregory J. Miller, shall have been terminated pursuant to a termination agreement substantially in the form attached hereto as Exhibit G.

(m) Term Loan Facility. The Company shall have entered into an additional $2.25 million term loan facility.

(n) Operating Licenses. The Company shall have used its best efforts to cause all government licenses, permissions, consents, approvals or authorizations necessary for the conduct of the Company's business as being conducted by it as of the Closing Date to be registered in the name of an officer or employee of the Company other than, or in addition to, William C. Vassell.

(o) Dismissal of Litigation. The Company and the Sellers shall have obtained a dismissal of (i) all claims brought by the Sellers, their affiliates and each other plaintiff in the Litigation and (ii) the receiver appointed in connection with such action. In furtherance of obtaining such dismissal, each Seller has executed on the date hereof a stipulation (the "Stipulation"), a copy of which is attached hereto as Exhibit H.

(p) Nasdaq Listing. The Company's Common Stock shall continue to be listed on Nasdaq Small Cap Market or any national securities exchange.

(q) Board of Directors. Each of Messrs. Snitow, Robinett, Thomas Kikis, Peter Kikis, Saunders and Sands shall have resigned as a member of the Board of Directors of the Company. The authorized size of the Board of Directors of the Company shall have been reduced to seven (7) members and the Board shall consist of William C. Vassell, Gregory Miller, Peter Nekos, Geoff Haslehurst, Graeme Halder, Ken Allison and the director to be mutually agreed upon in writing by William Vassell and the Purchaser in accordance with the terms of the Shareholders Agreement.

(r) Directors' and Officers' Insurance. The Company shall have in full force and effect directors' and officers' liability insurance from established and reputable insurers in an amount not less than $2,000,000.

(s) Escrowed Shares. William V. Vassell shall have deposited 250,000 Shares of Common Stock into escrow pursuant to the Escrow Agreement, dated the date hereof, among William Vassell, the Purchaser and Proskauer Rose LLP.

(t) Injunctions or Restraints. No court of competent jurisdiction or other court, tribunal, arbitrator, authority, agency commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city, or other political subdivision (a "Governmental or Regulatory Authority") shall have enacted, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) which is in effect and has the effect of making illegal or otherwise restricting, preventing or prohibiting consummation of the Acquisition or the other transactions contemplated hereby.

(u) Proceedings and Documents. All corporate and other proceedings in connection with the Acquisition and transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser and its counsel, and the Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(v) Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any condition, change or effect that is materially adverse to the business, properties, prospects or condition (financial or otherwise) of the Company (a "Material Adverse Effect") and no facts or circumstances arising after the date of this Agreement shall have occurred which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.2 Conditions to Obligations of the Sellers. Each of the Sellers' obligation to issue and sell the Shares and Warrants at the Closing is subject to the satisfaction, on or prior to such Closing, of the following conditions (all or any of which may be waived in whole or in part by the Sellers):

(a) Representations and Warranties True. The representations and warranties in Section 4 made by the Purchaser shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if they had been made on and as of said date.

(b) Compliance Certificate. The Purchaser shall have delivered to each Seller a compliance certificate, executed by the Purchaser, dated the Closing Date, to the effect that the conditions specified in subsection (a) of this Section
5.2 have been satisfied.

(c) Performance of Obligations. The Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by the Purchaser on or before the Closing.

(d) Delivery of Purchase Price. The Purchaser shall have delivered to each of the Sellers by wire transfer of immediately available funds or by certified or bank cashiers check made payable to each such Seller, the Purchase Price in the amount set forth opposite each Seller's name on Schedule A annexed hereto.

(e) Delivery of Finders Fee. The Purchaser shall have paid Peter Kikis a finders fee in an amount equal to (i) $.05 multiplied by (ii) the aggregate number of Shares of Common Stock plus the aggregate number of Shares of Common Stock issuable upon conversion of the Shares of Preferred Stock plus the number of Warrants sold by the Sellers to the Purchaser hereunder.

(f) Injunctions or Restraints. No Governmental or Regulatory Authority shall have enacted, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) which is in effect and has the effect of making illegal or otherwise restricting, preventing or prohibiting consummation of the Acquisition or the other transactions contemplated hereby.

(g) Proceedings and Documents. All corporate and other proceedings in connection with the Acquisition and transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Sellers and their counsel, and the Sellers and their counsel shall have received such counterpart originals or certified or other copies of such documents as they may reasonably request.

5.3 Covenants Prior to Closing. Each of the parties hereto shall use its best efforts and shall cooperate fully with the other parties to satisfy the conditions to Closing set forth in Sections 5.1 and 5.2 and each of the parties agrees and covenants promptly to execute and deliver, or cause to be executed and delivered, such documents or instruments, in addition to those expressly required by this Agreement to be executed and delivered, as any of the other parties may reasonably deem necessary or desirable to carry out or implement any provision of this Agreement or the transactions contemplated hereby, including without limitation, all documents and instruments in addition to the Stipulation, as may be required to obtain a dismissal of the Litigation; provided that, with respect to the Shareholders, the agreements in this paragraph are made in their capacities as shareholders of the Company. Nothing in this Agreement shall have any effect or impact, or result in any liability to the Shareholders as a result of actions taken by them as directors of the Company.

6.       TERMINATION.

6.1 Termination. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned

         (a) by written agreement of the Purchaser, on the one hand, and each Seller, on the other hand; or

         (b) upon notification to the non-terminating party by the terminating party:

                           (i) at any time after January 31, 2001 if the Acquisition shall have not been consummated on or prior to such date and such failure to consummate the Acquisition is not caused by a breach of this Agreement by the terminating party;

                           (ii) if any court of competent jurisdiction or other competent Governmental or Regulatory Authority shall have issued an order making illegal or otherwise preventing or prohibiting the Acquisition and such order shall have become final and non-appealable; or

                           (iii) if there has been a breach of any
         representation, warranty, covenant or agreement on the part of the non-terminating party set forth in this Agreement which breach is not curable, or, if curable, has not been cured within fifteen (15) days following receipt by the non-terminating party of notice of such breach from the terminating party.

6.2 Effect of Termination. In the event of a termination of this Agreement pursuant to 6.1, this Agreement shall become void and there shall be no liability hereunder on the part of the any Seller or the Purchaser or their respective officers or directors; provided, however, that nothing contained in this Section 6.2 shall relieve any party from any liability for any breach of this Agreement.

7.       MISCELLANEOUS.

7.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York as such laws are applied to agreements between New York residents entered into and performed entirely in New York.

7.2 Survival. The representations and warranties made herein shall survive the closing of the transactions contemplated hereby for three years following the Closing and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of any Purchaser. All agreements contained herein shall survive the Closing until, by their respective terms, they are no longer operative.

7.3      Indemnification.

(a) Each Seller, severally and not jointly, shall indemnify, defend and hold the Purchaser, its affiliates and respective officers, directors, partners (and the affiliates, officers, directors, partners, employees, agents, successors and assigns thereof), employees, agents, successors and assigns (each a "Purchaser Entity") harmless from and against all Losses (as defined below) incurred or suffered by a Purchaser Entity as a result of the breach of any of the representations, warranties, covenants or agreements made by such Seller in this Agreement or the Voting Agreement. The Purchaser, shall indemnify, defend and hold the Sellers, their affiliates and respective officers, directors, partners (and the affiliates, officers, directors, partners, employees, agents, successors and assigns thereof) employees, agents, successors and assigns (each, a "Seller Entity") harmless against all Losses incurred or suffered by a Seller Entity as a result of the breach of any of Purchaser's representations, warranties, covenants or agreements in this Agreement.

(b) For purposes of this Section 7.3, "Losses" shall mean each and all of the following items: claims, losses, liabilities, obligations, payments, damages, charges, judgments, fines, penalties, amounts paid in settlement, costs and expenses (including, without limitation, interest which may be imposed in connection therewith, costs and expenses of investigation, actions, suits, proceedings, demands, assessments and reasonable fees, expenses and disbursements of counsel, consultants and other experts). Any payment (or deemed payment) by a Seller to the Purchaser pursuant to this Section 7.3 shall be treated for federal income tax purposes as an adjustment to the price paid by the Purchaser for the Shares and Warrants pursuant to this Agreement.

(c) A party seeking indemnification (the "Indemnified Party") under this
Section 7.3 shall promptly upon becoming aware of the facts indicating that a claim for indemnification may be warranted, give to the party from whom indemnification is being sought (the "Indemnifying Party") a claim notice relating to such Loss (a "Claim Notice"). Each Claim Notice shall specify the nature of the claim, the applicable provision(s) of this Agreement or other instrument under which the claim for indemnity arises, and, if possible, the amount or the estimated amount thereof. No failure or delay in giving a Claim Notice and no failure to include any specific information relating to the claim (such as the amount or estimated amount thereof) or any reference to any provision of this Agreement or other instrument under which the claim arises shall affect the obligation of the Indemnifying Party unless such failure materially and adversely prejudices the Indemnifying Party. If such Loss relates to the commencement of any action or proceeding by a third person, the Indemnified Party shall give a Claim Notice to the Indemnifying Party regarding such action or proceeding and the Indemnifying Party shall be entitled to participate therein to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such action or proceeding, the Indemnifying Party shall not be liable (except to the extent the proviso to this sentence is applicable, in which event it will be so liable) to the Indemnified Party under this Section
7.3 for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that each Indemnified Party shall have the right to employ separate counsel to represent it and assume its defense (in which case, the Indemnifying Party shall not represent it) if (i) upon the advice of counsel, the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them,
(ii) in the event the Indemnifying Party has not assumed the defense thereof within ten (10) business days of receipt of notice of such claim or commencement of action, and in which case the fees and expenses of one such separate counsel shall be paid by the Indemnifying Party or (iii) if such Indemnified Party who is a defendant in any action or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party which are not available to the Indemnifying Party. If any Indemnified Party employs such separate counsel it will not enter into any settlement agreement which is not approved by the Indemnifying Party, such approval not to be unreasonably withheld. If the Indemnifying Party so assumes the defense thereof, it may not agree to any settlement of any such claim or action as the result of which any remedy or relief, other than monetary damages for which the Indemnifying Party shall be responsible hereunder, shall be applied to or against the Indemnified Party, without the prior written consent of the Indemnified Party. In any action hereunder as to which the Indemnifying Party has assumed the defense thereof with counsel reasonably satisfactory to the Indemnified Party, the Indemnified Party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the Indemnifying Party shall not be obligated hereunder to reimburse the Indemnified Party for the costs thereof.

(d) Except with respect to Losses which arise as a result of a claim based on an inaccuracy of a representation or the breach of a warranty which is known to a Seller to be false at the time such representation or warranty is made by such Seller (a "Purchaser Fraud Claim") for which there shall be no limit, in no event shall the aggregate liability of a Seller with respect to Losses exceed the aggregate amount of (i) $2.20 multiplied by the number of Transaction Shares of Common Stock purchased from such Seller, (ii) $2.20 multiplied by the number of Shares of Common Stock issuable upon conversion of each Transaction Share of Preferred Stock purchased from such Seller and
(iii) $2.20 per share of Common Stock issuable upon exercise of each Warrant.

(e) Except with respect to Losses which arise as a result of a claim based on an inaccuracy of a representation or the breach of a warranty which is known to the Purchaser to be false at the time such representation or warranty is made by the Purchaser (a "Seller Fraud Claim") for which there shall be no limit, in no event shall the aggregate liability of the Purchaser to any Seller with respect to Losses exceed the aggregate amount of (i) $2.20 multiplied by the number of Transaction Shares of Common Stock purchased from such Seller, (ii) $.2.20 multiplied by the number of Transaction Shares of Common Stock issuable upon conversion of each Transaction Share of Preferred Stock purchase from such Seller, and (iii) $2.20 per share of Common Stock issuable upon exercise of each Warrant.

7.4 Public Announcements. The Sellers will consult with the Purchaser before issuing any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law or regulation.

7.5 No Shop. Until the Closing or the termination of this Agreement in accordance with Section 6, neither the Sellers nor their respective affiliates nor any investment banker, attorney or accountant or other representative retained by the Sellers, shall solicit, or encourage the solicitation of, or enter into, negotiations of any type, directly or indirectly, or enter into a letter of intent or purchase agreement or other similar agreement with any person, firm or corporation other than the Purchaser with respect to the sale of any of the Shares or Warrants.

7.6 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares and/or Warrants from time to time.

7.7 Entire Agreement. This Agreement, the exhibits and schedules hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

7.8 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; provided that the overall intent of this Agreement is achieved.

7.9 Amendment and Waiver.

(a) This Agreement may be amended or modified only upon the written consent of all the parties hereto.

(b) No waiver of the provisions hereof shall be effective unless in writing and signed by the party to be charged with such waiver.

7.10 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. Any waiver, consent or approval of any kind or character on the Purchaser's part in connection with any breach, default or noncompliance under this Agreement, or any waiver on such party's part of any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

7.11 Notices. All offers, notices, acceptances, requests of other communications hereunder shall be in writing and shall be delivered (i) in person, (ii) by certified or registered mail, return receipt requested, (iii) by Federal Express or other nationally recognized overnight courier service which issues confirmation of delivery or (iv) by confirmed facsimile transmission, to the Company, each Seller and the Purchaser at the addresses or facsimile numbers set forth below or to such other addresses or facsimile number, as applicable, as any party hereto may designate to the others in writing:

                           If to Sellers:

                           Peter Kikis
                           c/o Kikis Asset Management
                           720 Fifth Avenue, 9th Floor
                           New York, New York  10019
                           Facsimile:  (212) 397-9728

                           Steven Sands
                           c/o Sands Brothers & Co., Ltd.
                           90 Park Avenue
                           New York, New York  10016
                           Facsimile:  (212) 697-8035

                           with a copy to:

                           Curtin & Galt LLP
                           19 Hollywood Avenue
                           Albany, New York  12208
                           Attention:  Germaine Curtin, Esq.
                           Facsimile:  (518) 459-5487

                           and

                           Littman Krooks Roth & Ball P.C.
                           655 Third Avenue, 20th Floor
                           New York, New York  10017
                           Attention:  Mitchell Littman, Esq.
                           Facsimile:  (212) 490-2990

                           If to Purchaser

                           Reliance Security Group plc
                           Boundary House
                           Cricket Field Road
                           Uxbridge, Middlesex UB8 1QG
                           Attention:  Geoff Haslehurst
                           Facsimile:  011441895205090

                           with a copy to:

                           Rosenman & Colin LLP
                           575 Madison Avenue
                           New York, NY 10022
                           Attention:       Howard S. Jacobs, Esq.
                                            Wayne Wald, Esq.
                           Facsimile:       212 940 8776



Any such notice shall be deemed to be given (i) when delivered, if delivered personally or by Federal Express or other nationally recognized overnight courier service, (ii) on the third Business Day after the date of mailing, if sent by certified or registered mail or (iii) upon confirmation of receipt, if delivered by facsimile transmission.

7.12 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

7.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

7.14 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

7.15 Other Remedies. In addition to those remedies specifically set forth herein, if any, either party hereto may proceed to protect and enforce its rights under this Agreement either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. No right or remedy conferred upon or reserved to either party or the holder of Shares under this Agreement is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right and remedy given under this Agreement or now and hereafter existing under applicable law. Every right and remedy given by this Agreement or by applicable law to either party hereto or the holders of Shares may be exercised from time to time and as often as may be deemed expedient by the holders.

7.16 Further Assurances. At any time or from time to time for a reasonable period following the Closing, the Company and the Purchaser agree to cooperate with each other, and at the request of the other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the Acquisition and the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

7.17 Facsimile Signatures. Any signature page delivered by a fax machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requires it.

7.18 Risk of Revocation of Discretionary Authority. The parties understand and agree that certain Sellers' discretionary authority over the Shares may be revoked at any time and further agree that such Seller shall have no liability for any representations, warranties, covenants, obligations or agreements with respect to Shares for which his discretionary authority has been revoked at any time prior to the Closing hereunder.

7.19 Adjustment. All dollar amounts and share numbers set forth herein shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split or similar event affecting the Company Common Stock and/or Preferred Stock, between the date of this Agreement and the Closing Date, to the extent appropriate.

              [Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.


                                  PURCHASER:
                                  RELIANCE SECURITY GROUP PLC
                                  By: /s/ Geoff Haslehurst
                                  ----------------------------
                                  Name:
                                  Title:


                                  SELLERS:
                                  /s/ Peter Kikis
                                  ----------------------------
                                  Peter Kikis

                                  /s/ Thomas Kikis
                                  ----------------------------
                                  Thomas Kikis

                                  THE KIKIS FAMILY FOUNDATION
                                  By: /s/ Thomas P. Kikis
                                  ----------------------------
                                  Name:
                                  Title:


                                  THE PERSONS LISTED ON SCHEDULE B-1 HERETO

                                  /s/ Thomas Kikis, as Attorney-in-Fact
                                  ---------------------------------
                                  By:  Thomas Kikis, as Attorney-in-Fact

                                  /s/ Sarah Leifer
                                  ----------------------------
                                  Sarah Leifer

                                  /s/ Murray Leifer
                                  ----------------------------
                                  Murray Leifer

                                  /s/ Michael D. Leifer
                                  ----------------------------
                                  Michael Leifer

                                  /s/ Jane H. Lenehan
                                  ----------------------------
                                  Jane Lenehan

                                  /s/ Donald Radcliffe
                                  ----------------------------
                                  Donald Radcliffe


                                  THE PERSONS LISTED ON SCHEDULE B-2(a) HERETO

                                  /s/ Martin Sands, as Attorney-in-Fact
                                  ---------------------------------
                                  By:  Martin Sands, as Attorney-in-Fact


                                  THE PERSONS LISTED ON SCHEDULE B-2(b) HERETO

                                  /s/ Steven Sands
                                  ---------------------------------
                                  By:  Steven Sands, as Attorney-in-Fact

                                  KATIE & ADAM BRIDGE PARTNERS, L.P.

                                  By: /s/ Steven Sands
                                  ---------------------------------
                                  Name:
                                  Title:

                                  OWL-1 PARTNERS, L.P.

                                  By: /s/ Steven Sands
                                  ---------------------------------
                                  Name:
                                  Title:

                                  /s/ Lloyd Saunders
                                  ----------------------------
                                  Lloyd Saunders

                                  /s/ Robert Rosan
                                  ----------------------------
                                  Robert Rosan

                                                              EXECUTION COPY

                               VOTING AGREEMENT

         THIS VOTING AGREEMENT dated September 12, 2000, between Reliance Security Group plc, a company organized under the laws of England and Wales ("Reliance"), and Peter Kikis and Thomas Kikis (collectively, the
"Shareholder").

                                  WITNESSETH

         WHEREAS, concurrently herewith, Reliance and the Shareholder are entering into a Stock Purchase Agreement (as such agreement may hereafter be amended from time to time, the "Stock Purchase Agreement"), pursuant to which Shareholder will sell all common stock, preferred stock and warrants of Command Security Corporation, a New York corporation (the "Company"), beneficially owned by such Shareholder to Reliance;

         WHEREAS, the Shareholder Beneficially Owns, as of the date hereof, 709,800 shares of common stock, $.0001 par value per share, of the Company (the "Common Stock") and 4081.70 shares of Series A Preferred Stock, $.0001 par value per share (the "Preferred Stock"), of the Company (together with the Common Stock, the "Shares"); and

         WHEREAS, as an inducement and a condition to entering into the Stock Purchase Agreement, Reliance has required that the Shareholder agree, and the Shareholder has agreed, to enter into this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to such terms in the Stock Purchase Agreement. For purposes of this Agreement:

(a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

         Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" as within the meaning of Section 13(d)(3) of the Exchange Act. No representation or warranty is made hereby that the Sellers constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act.

(b) "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

2.       Provisions Concerning Common Stock.

                  The Shareholder hereby agrees that, at any meeting of the holders of Common Stock and/or Preferred Stock of the Company, however called, or in connection with any written consent of the holders of Common Stock and/or Preferred Stock of the Company, the Shareholder shall vote (or cause to be voted) all Shares that he has Beneficial Ownership of at the time of the vote, which shall not be less than 323,000 Shares of Common Stock and 1,632.95 Shares of Preferred Stock (the "Proxy Shares") (i) in favor of (A) the issuance of the Company Warrant (as defined in the Stock Purchase Agreement) and the Shares of Common Stock issuable upon exercise of the Company Warrant, (B) approval of the Charter Amendment (as defined in the Stock Purchase Agreement) and (C) any other transaction or matter contemplated by, in connection with, or referenced as a closing condition in, the Stock Purchase Agreement, and (ii) except as otherwise agreed to in writing in advance by Reliance, against the following actions: (1) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than in connection with the transactions contemplated by, in connection with or referenced as a closing condition in, the Stock Purchase Agreement); (2) a sale, lease or transfer of a material amount of assets of the Company or its Subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of the Company or; (3) any change in a majority of the persons who constitute the board of directors of the Company (other than in connection with the transactions contemplated by, in connection with or referenced as a closing condition in, the Stock Purchase Agreement); (4) any change in the present capitalization of the Company or any amendment of the Company's Certificate of Incorporation or Bylaws (other than in connection with the transactions contemplated by, in connection with or referenced as a closing condition in, the Stock Purchase Agreement); (5) any other material change in the Company's corporate structure or business (other than in connection with the transactions contemplated by, in connection with or referenced as a closing condition in, the Stock Purchase Agreement); or (6) any other action involving the Company which is intended, or could reasonably be expected, to materially impede, interfere with, delay, postpone, or materially adversely affect the transactions contemplated by, in connection with or referenced as a closing condition in, this Agreement or the Stock Purchase Agreement. The Shareholder shall not enter into any agreement or understanding with any Person the effect of which would be inconsistent with or violative of the provisions and agreements contained in this Section 2. Notwithstanding the foregoing, the Shareholder shall not be prohibited from voting his Proxy Shares in favor of a reverse stock split or other recapitalization transaction to enable the Company to maintain its listing on the Nasdaq Small Cap Market.

3.       Grant of Irrevocable Proxy; Appointment of Proxy.

(a) During the term of this Agreement, the Shareholder hereby irrevocably grants to, and appoints, Ken Allison and Geoff Haslehurst, each in his capacity as an officer of Reliance, and any other individual who shall hereafter be designated by Reliance, and each of them individually, the Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Shareholder, to vote the Proxy Shares, or grant a consent or approval in respect of such Proxy Shares, in accordance with Section 2.

(b) The Shareholder represents that any proxies heretofore given in respect of the Proxy Shares are not irrevocable, and that any such proxies are hereby revoked, other than that certain Shareholders Voting Agreement dated as of the 8th day of March, 1995 by and among William C. Vassell, Gordon Robinett, John B. Goldsborough, Lloyd H. Saunders III, Peter Kikis, Steven B. Sands, Peter Nekos and Gregory J. Miller which must be revoked as a condition to Reliance's obligation to close under the Stock Purchase Agreement.

(c) The Shareholder hereby affirms that the irrevocable proxy set forth in this Section 3 is given in connection with the execution of the Stock Purchase Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Shareholder under this Agreement. The Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof and that such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 609 (f) of the New York Business Corporations Law.

4. Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants to Reliance as follows:

(a) Ownership of Shares. The Shareholder is the record holder of or Beneficially Owns the Proxy Shares. The Shareholder has voting power and power to issue instructions and grant the irrevocable proxies with respect to the matters set forth in Section 2 and Section 3 hereof, power of disposition, power of conversion, power to exercise dissenters' rights and power to agree to all of the matters set forth in this agreement, in each case with respect to all of the Proxy Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable state and federal securities laws, the terms and conditions of discretionary agreements to which the Shareholders may be subject and the terms of this Agreement.

(b) Power; Binding Agreement. The Shareholder has the legal capacity, power and authority to enter into and perform all of his obligations under this Agreement. The execution, delivery and performance of this Agreement by the Shareholder will not violate any other Agreement to which the Shareholder is a party including, without limitation, any voting agreement, shareholders agreement or voting trust. This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding agreement of the Shareholder, enforceable against the Shareholder in accordance with its terms except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity and discretion of the court before which any proceedings seeking injunctive relief or specific performance may be sought. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Shareholder is trustee whose consent is required for the execution and delivery of this agreement or the consummation by the Shareholder of the transactions contemplated hereby. If the Shareholder is married and the Shareholder's Shares (other than Shares Beneficially Owned by Shareholder without considering discretionary authority) constitute community property, this agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Shareholder's spouse, enforceable against such Person in accordance with its terms except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity and discretion of the court before which any proceedings seeking injunctive relief or specific performance may be sought.

(c) No Conflicts. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by the Shareholder and the consummation by the Shareholder of the transactions contemplated hereby. Neither of the execution and delivery of this Agreement by the Shareholder, the consummation by the Shareholder of the transactions contemplated hereby nor compliance by the Shareholder with any of the provisions hereof shall, in a manner which would be material and adverse to the ability of the Shareholder to consummate the transactions contemplated hereby or to comply with the terms hereof (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Shareholder is a party or by which the Shareholder or any of the Shareholder's properties or assets may be bound, or (ii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Shareholder or any of the Shareholder's properties or assets.

(d) No Encumbrances. Except as applicable in connection with the transactions contemplated hereby, the Shares over which Shareholder has Beneficial Ownership at the time of the Closing (the "Transaction Shares") and the certificates representing the Transaction Shares will be at the time of Closing, held by the Shareholder, or by a nominee or custodian for the benefit of the Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder in favor of Reliance.

(e) Reliance. The Shareholder understands and acknowledges that Reliance is entering into the Stock Purchase Agreement in reliance upon the Shareholder's execution and delivery of this Agreement.

5. Additional Covenants of the Shareholder. The Shareholder hereby covenants to Reliance as follows:

(a) Restriction on Transfer of Shares, Proxies and Non-Interference. Beginning on the date hereof and ending on the date that all of the Shareholder's obligations under Section 2 and Section 3 have terminated, except as contemplated by this Agreement or the Stock Purchase Agreement, the Shareholder shall not, directly or indirectly, (i) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Transaction Shares or any interest therein, (ii) except as contemplated by this Agreement, grant any proxies or powers of attorney, deposit any of the Transaction Shares into a voting trust or enter into a voting agreement with respect to any of the Transaction Shares, or (iii) take any action that would make any representation or warranty of the Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling the Shareholder from performing the Shareholder's obligations under this Agreement.

(b) Additional Shares. The Shareholder agrees, while this Agreement is in effect the Shareholder shall not acquire, directly or indirectly, any additional shares of the Company's Common Stock or Preferred Stock.

6. Representations and Warranties of Reliance. Reliance hereby covenants, represents and warrants to the Shareholder that it has the legal capacity, power and authority to enter into and perform all of such party's obligations under this Agreement; the execution, delivery and performance of this Agreement by Reliance will not violate or result in a breach of any other material agreement to which Reliance is a party; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly executed and delivered by Reliance and constitutes a valid and binding agreement, enforceable in accordance with its terms.

7. Further Assurances. From time to time, for a reasonable period of time following the Closing under the Stock Purchase Agreement, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further reasonable lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

8. Termination; Expenses and Fees.

(a) The covenants and agreements contained herein with respect to the Shares shall terminate in the event the Stock Purchase Agreement is terminated in accordance with its terms, except that the provisions of Section 11 and
Section 12 hereof shall survive any termination of this Agreement. No termination of this Agreement shall relieve any party of liability for a breach hereof.

(b) Each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

9. Shareholder Capacity. The Shareholder is not executing this Agreement and does not make any agreement or understanding herein in his or her capacity as a director or officer of the Company and nothing contained herein shall limit or affect any actions taken by the Shareholder in his capacity as a director or officer of the Company and none of such actions in such capacities shall be deemed to constitute a breach of this Agreement. The Shareholder signs solely in his capacity as the record or Beneficial Owner of the Shares.

10. Risk of Revocation of Discretionary Authority. The parties understand and agree that Shareholder's discretionary authority over the Shares may be revoked at any time and further agree that Shareholder shall have no liability for any representations, warranties, covenants, obligations or agreements with respect to Shares for which his discretionary authority has been revoked.

11. Sophistication. The Shareholder acknowledges that he or it is an informed and sophisticated investor and, together with his advisors, has undertaken such investigation as they have deemed necessary, including the review of the Stock Purchase Agreement and this Agreement, to enable the Shareholder to make an informed and intelligent decision with respect to the Stock Purchase Agreement and this Agreement and the transactions contemplated thereby and hereby.

12. Confidentiality. Each of the parties hereto recognizes that successful consummation of the transactions contemplated by this Agreement may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, each party hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement or the Stock Purchase Agreement (other than the record or other Beneficial Owners of the Shares, if necessary, such party's counsel and advisors, if any, and the Company and its counsel and advisors) without the prior written consent of the other party, except for filings required pursuant to the Exchange Act and the rules and regulations thereunder or disclosures such party's counsel advises are necessary in order to fulfill such party's obligations imposed by law, in which event such party shall give notice of such disclosure to the other party as promptly as practicable so as to enable the other party to seek a protective order from a court of competent jurisdiction with respect thereto.

13. Miscellaneous.

(a) Entire Agreement. This Agreement and the Stock Purchase Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(b) Certain Events. The Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Shareholder's Shares (exclusive of Shares Beneficially Owned by virtue of discretionary authority) and shall be binding upon any person or entity to which legal or Beneficial Ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, the Shareholder's heirs, guardians, administrators or successors. Notwithstanding any transfer of Shares (exclusive of Shares Beneficially Owned by virtue of discretionary authority), the transferor shall remain liable for the performance of all obligations under this Agreement of the transferor.

(c) Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other party, provided, that Reliance may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Reliance, but no such assignment shall relieve Reliance of its obligations hereunder if such assignee does not or cannot perform such obligations.

(d) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the party to be charged thereby or, with respect to termination, as otherwise provided herein.

(e) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any nationally recognized courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

         If to the Shareholder:

                           Peter Kikis and Thomas Kikis
                           c/o Kikis Asset Management
                           720 Fifth Avenue, 9th Floor
                           New York, New York  10019
                           Facsimile:  (212) 397-9728

         and

                           Curtin & Galt LLP
                           19 Hollywood Avenue
                           Albany, New York  12208
                           Facsimile:  (518) 459-5487

         If to Reliance:

                           Reliance Security Group plc
                           Boundary House
                           Cricket Field Road
                           Uxbridge, Middlesex UB81QG
                           Attention: Geoff Haslehurst `
                           Facsimile: 011 441895205090

         and:              Rosenman & Colin LLP
                           575 Madison Avenue
                           New York, New York  10022-2585
                           Attention: Howard S. Jacobs, Esq.
                           Wayne A. Wald, Esq.
                           Facsimile:  (212) 940-8776

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

(f) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein; provided that the overall intent of this Agreement, together with the Stock Purchase Agreement is achieved.

(g) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the aggrieved party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to seek the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

(h) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

(i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(j) No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

(k) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

(l) Jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York located in the City of New York in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this paragraph (1) and shall not be deemed to be a general submission to the jurisdiction of said Courts or in the State New York other than for such purposes. Each party hereto hereby waives any right to a trial by jury in connection with any such action, suit or proceeding.

(m) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(n) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

                       [SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, Reliance and the Shareholder have caused this Agreement to be duly executed as of the day and year first above written.

                                   RELIANCE SECURITY GROUP PLC

                                    By: ___________________________
                                    Name:
                                    Title:

                                    -------------------------------
                                    Thomas Kikis

                                    -------------------------------
                                    Peter Kikis

                                                                   APPENDIX 2

         THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT OR APPLICABLE STATE LAW HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF ITS COUNSEL OR AN OPINION OF OTHER COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                         COMMAND SECURITY CORPORATION

             Warrant for the Purchase of Shares of Common Stock,

                          par value $.0001 per Share

No. _____

[For number of shares of Common Stock equal to 20% of the outstanding Common Stock on a fully-diluted basis taking into account the exercise of all stock options, warrants and rights to acquire shares of Common Stock outstanding on the date hereof, conversion of all shares of Preferred Stock outstanding on the date hereof, and exercise of this warrant, but specifically excluding the warrants (the "Vassell Warrants") issued to William Vassell pursuant to
Section 4.2 of the Employment Agreement dated September ____, 2000 between the Company and William Vassell].

     THIS CERTIFIES that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, RELIANCE SECURITY GROUP PLC (the "Holder"), is entitled to subscribe for and purchase from COMMAND SECURITY CORPORATION, a New York corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time after ________, 2001 and before 5:00 P.M. on ________ 2005, New York time (the
"Exercise Period"), ________________________________________ (____________)
shares of the Company's Common Stock par value $.0001 (the "Common Stock"), at a price of $1.25 per share (the "Exercise Price"). This Warrant is the warrant or one of the warrants (collectively, including any warrants issued upon the exercise or transfer of any such warrants in whole or in part, the "Warrants") issued pursuant to and in connection with the Shareholders Agreement, dated September _______, 2000 (the "Shareholders' Agreement"), among the Company, the Holder and William C. Vassell and the Stock Purchase Agreement, dated September ______, 2000 (the "Stock Purchase Agreement"), the Holder and the Sellers named therein. As used herein the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

     The number of shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

1. This Warrant may be exercised during the Exercise Period, as to the whole or any lesser number of whole Warrant Shares, by the surrender of this Warrant (with the form of election attached hereto duly executed) to the Company at its office at Route 55, Lexington Park, Lagrangeville, NY 12540, or at such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised (the "Aggregate Exercise Price").

2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

3. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register maintained by the Company in a manner consistent with sound business practice (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his or its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Act, and the rules and regulations thereunder.

4. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights. The Company hereby represents and warrants to the Purchaser that on the date hereof the number of Warrant Shares is equal to twenty-percent (20%) of the outstanding Common Stock on a fully-diluted basis taking into account the exercise of all stock options, warrants and rights to acquire shares of Common Stock outstanding on the date hereof, conversion of all shares of the Company's Preferred Stock outstanding on the date hereof, and exercise of this Warrant, but specifically excluding the warrants (the "Vassell Warrants") issued to William Vassell pursuant to
Section 4.2 of the Employment Agreement dated September __, 2000 between the Company and William Vassell.

5. (a) In case the Company shall at any time after the date the Warrants were first issued (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock,
(iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of Warrant Shares issuable upon exercise of this Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b) In case the Company shall issue or fix a record date for the issuance to all holders of Common Stock of rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for Common Stock) less than the Exercise Price on such record date, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such Exercise Price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable). Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Exercise Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to Warrants exercised after such expiration), to the

Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued. In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

(c) In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness or assets (other than cash dividends or distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock (excluding those with respect to the issuance of which an adjustment of the Exercise Price is provided pursuant to Section 5(b) hereof), then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Exercise Price on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, applicable to one share, and the denominator of which shall be such Exercise Price. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the record date for the determination of shareholders entitled to receive such distribution.

(d) In case the Company shall issue shares of Common Stock or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for Common Stock (excluding shares, rights, options, warrants, or convertible or exchangeable securities issued or issuable (i) in any of the transactions with respect to which an adjustment of the Exercise Price is provided pursuant to Sections 5(a), 5(b), or 5(c) above, (ii) to employees, officers, directors or consultants pursuant to any employee benefit plan or other arrangement or agreement for the primary purpose of soliciting or retaining their services, (iii) upon conversion of the Company's Series A Preferred Stock outstanding on the date hereof, or
(iv) upon exercise of the Warrants or any other rights, options or warrants outstanding on the date hereof), at a price per share (determined, in the case of such rights, options, warrants, or convertible or exchangeable securities, by dividing (x) the total amount received or receivable by the Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the minimum aggregate consideration payable to the Company upon exercise, conversion, or exchange thereof, by (y) the maximum number of shares covered by such rights, options, warrants, or convertible or exchangeable securities) lower than the Exercise Price in effect immediately prior to such issuance, then the Exercise Price shall be reduced on the date of such issuance to a price (calculated to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior to such issuance by a fraction, the numerator of which shall be an amount equal to the sum of (A) the number of shares of

Common Stock outstanding immediately prior to such issuance plus (B) the quotient obtained by dividing the consideration received by the Company upon such issuance by such Exercise Price, and (iv) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such issuance. For the purposes of such adjustments, the maximum number of shares which the holders of any such rights, options, warrants, or convertible or exchangeable securities shall be entitled to initially subscribe for or purchase or convert or exchange such securities into shall be deemed to be issued and outstanding as of the date of such issuance, and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants, or convertible or exchangeable securities, plus the minimum aggregate consideration or premiums stated in such rights, options, warrants, or convertible or exchangeable securities to be paid for the shares covered thereby. No further adjustment of the Exercise Price shall be made as a result of the actual issuance of shares of Common Stock on exercise of such rights, options, or warrants or on conversion or exchange of such convertible or exchangeable securities. On the expiration or the termination of such rights, options, or warrants, or the termination of such right to convert or exchange, the Exercise Price shall be readjusted (but only with respect to Warrants exercised after such expiration or termination) to such Exercise Price as would have obtained had the adjustments made upon the issuance of such rights, options, warrants, or convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such rights, options, or warrants or upon the conversion or exchange of any such securities; and on any change of the number of shares of Common Stock deliverable upon the exercise of any such rights, options, or warrants or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion, or exchange, including, but not limited to, a change resulting from the antidilution provisions thereof, the Exercise Price, as then in effect, shall forthwith be readjusted (but only with respect to Warrants exercised after such change) to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such rights, options, or warrants not exercised prior to such change, or securities not converted or exchanged prior to such change, on the basis of such change. In case the Company shall issue shares of Common Stock or any such rights, options, warrants, or convertible or exchangeable securities for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then the "price per share" and the "consideration received by the Company" for purposes of the first sentence of this Section 5(d) shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

(e) In case the Vassell Warrants shall vest and become exercisable in accordance with their terms at any time after the date the Warrants were first issued, then the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionally adjusted so that the Holder after such vesting shall be entitled to receive such number of Warrant Shares equal to twenty percent (20%) of the outstanding Common Stock taking into account the exercise of all stock options, warrants and rights to acquire shares of Common Stock outstanding on the date hereof, conversion of all shares of the Company's Preferred Stock outstanding on the date hereof, and exercise of this Warrant and that portion of the Vassell Warrants vested on such date.

(f) As used in this Warrant, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market) on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or a similar organization if Nasdaq is no longer reporting such information. If on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by Nasdaq or any similar organization, the fair value of a share of Common Stock on such date, as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

(g) No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

(h) In any case in which this Section 5 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(i) Upon each adjustment of the Exercise Price as a result of the calculations made in Sections 5(b), 5(c), 5(d) or 5(e) hereof, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (A) the product obtained by multiplying the number of shares purchasable upon exercise of this Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price by (B) the Exercise Price in effect after such adjustment of the Exercise Price.

(j) Whenever there shall be an adjustment as provided in this Section 5, the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

(k) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Exercise Price on the date of exercise of this Warrant.

6. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

(b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

(c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

7. In case at any time the Company shall propose

(a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than such most recent cash dividend) to all holders of Common Stock; or

(b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

(c) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property, described in Section 6; or

(d) to effect any liquidation, dissolution, or winding-up of the Company; or

(e) to take any other action which would cause an adjustment to the Exercise Price;

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 15 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding up, or (iii) the date of such action which would require an adjustment to the Exercise Price.

8. The issuance of any shares of Common Stock or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

9. The Holder shall be entitled to the registration rights with respect to the Warrant Shares provided for in the Registration Rights Agreement, dated September ____, 2000, between the Company and the Holder.

10. The Warrant Shares issued upon exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. THE SALE, ASSIGNMENT, TRANSFER, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS

     SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SPECIFIED IN A SHAREHOLDERS' AGREEMENT, DATED AS OF SEPTEMBER ______, 2000, BY AND AMONG THE ISSUER (THE "COMPANY"), WILLIAM C. VASSELL AND THE HOLDER, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SHARES UNTIL SUCH RESTRICTIONS AND CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH SALE, ASSIGNMENT, TRANSFER, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION. A COPY OF SUCH RESTRICTIONS AND CONDITIONS WILL BE FURNISHED BY THE COMPANY TO THE HOLDERS OF ITS CAPITAL STOCK UPON WRITTEN REQUEST AND WITHOUT CHARGE."

11. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

12. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

13. The Holder is acquiring the Warrant as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Warrant or Warrant Shares or any part thereof. By executing this Agreement, the Holder further represents that the Holder does not presently have any contract, undertaking, agreement or arrangement with any individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity (a "Person") to sell or transfer to such Person or to any third person, with respect to any of the Warrant or Warrant Shares. At the time the Holder was offered the Warrant, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act"). The Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Warrant and the Warrant Shares, and has so evaluated the merits and risks of such investment. The Holder is able to bear the economic risk of an investment in the Warrant and the Warrant Shares and, at the present time, is able to afford a complete loss of such investment. The Holder's overall commitment to investments which are not readily marketable is not excessive in view of its net worth and financial circumstances and the purchase of the Warrant and the Warrant Shares will not cause such commitment to become excessive. The Holder acknowledges it (i) has reviewed or had the opportunity to review all of the Company's periodic reports under the Securities Exchange Act of 1934, as amended, (ii) has had access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) has had the opportunity to obtain such additional information that is necessary to make an informed investment decision with respect to the investment. The Holder has not entered into the transactions contemplated by the Shareholders Agreement and Stock Purchase Agreements as a result of or subsequent to any advertisement, article, notice or other communication regarding the Warrant or Warrant Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. The Holder understands and acknowledges that (i) the Warrant and the Warrant Shares are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Holder hereby consents to such reliance. The Holder understands that the Warrant and the Warrant Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Holder must hold such Warrant and Warrant Shares indefinitely unless they are registered with the Commission and qualified by applicable state authorities, or an exemption from such registration and qualification requirements is available.

14. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or sent by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, if sent to the Company, at: Route 55, Lexington Park, Lagrangeville, New York, NY 12540, Attention: Chief Executive Officer; or if sent to the Holder, at the Holder's address as it shall appear on the Warrant Register; or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 13. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 13 shall be deemed given at the time of receipt thereof.

15. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns.

16. This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

17. The Company and the Holder each irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this Warrant or any such document or instrument.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed under its corporate seal on the day and year first written below.

Dated:  ________________, 2000

                                    COMMAND SECURITY CORPORATION

                                    By: _________________________________
                                          Name:
                                          Title:

AGREED:

RELIANCE SECURITY GROUP PLC

By: ________________________________
      Name:
      Title:

                              FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

     FOR VALUE RECEIVED, _____________________________ hereby sells, assigns, and transfers unto __________________ a Warrant to purchase __________ shares of Common Stock, par value $.0001 per share, of Command Security Corporation (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint __________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated: ______________

                        Signature_____________________________

NOTICE

     The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:  Command Security Corporation
     Route 55, Lexington Park
     Lagrangeville, NY 12540

                             ELECTION TO EXERCISE

     The undersigned hereby exercises his or its rights to purchase _______ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $_________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------

(Print Name, Address and Social Security or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated: _______________              Name________________________

                                               (Print)

Address:__________________________________________________

                                         ---------------------------
                                                 (Signature)

                                                                APPENDIX 3a


         THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT OR APPLICABLE STATE LAW HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF ITS COUNSEL OR AN OPINION OF OTHER COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                         COMMAND SECURITY CORPORATION
             Warrant for the Purchase of Shares of Common Stock,
                          par value $.0001 per Share

No. ________

[For number of shares of Common Stock equal to 2% of the outstanding Common Stock on a fully-diluted basis taking into account the exercise of all stock options, warrants and rights to acquire shares of Common Stock outstanding on the date hereof, conversion of all shares of Preferred Stock outstanding on the date hereof, and exercise of this warrant, but specifically excluding the warrants issued to William Vassell pursuant to Section 4.2 of the Employment Agreement dated September 12, 2000 between the Company and William Vassell].

     THIS CERTIFIES that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, WILLIAM VASSELL (the "Holder"), is entitled subject to Section 1 below, to subscribe for and purchase from COMMAND SECURITY CORPORATION, a New York corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time after _________, 2001 and before 5:00 P.M. on ___________, 2005 New York time (the "Exercise Period") _________________________________
(____________) shares of the Company's Common Stock par value $.0001 (the "Common Stock"), at a price of $1.25 per share (the "Exercise Price"). This Warrant is the warrant or one of the warrants (collectively, including any warrants issued upon the exercise or transfer of any such warrants in whole or in part, the "Warrants") issued pursuant to Section 4.1 of the Employment Agreement, dated September _______, 2000, between the Company and the Holder (the "Employment Agreement"). As used herein the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

     The number of shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

1. This Warrant may be exercised from time to time during the Exercise Period, as to the whole or any lesser number of whole Warrant Shares, subject to the following: Reference is made to the warrant issued by the Company to Reliance Security Group plc ("Reliance") (the "Reliance Warrant") in connection with the transactions contemplated by the Stock Purchase Agreement, dated September ___, 2000 among Reliance and certain shareholders of the Company; this Warrant may only be exercised, in the same proportion as the number of warrant shares as to which Reliance theretofore has exercised its warrant bears to the total number of shares issuable upon exercise of the Reliance Warrant, by the surrender of this Warrant (with the form of election attached hereto duly executed) to the Company at its office at Route 55, Lexington Park, Lagrangeville, NY 12540, or at such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised (the "Aggregate Exercise Price"); provided, however, that this Warrant shall only be exercisable after the exercise by Reliance of the Reliance Warrant and only to the extent provided above.

2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

3. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register maintained by the Company in a manner consistent with sound business practice (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his or its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Act, and the rules and regulations thereunder.

4. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights. The Company hereby represents and warrants to the Purchaser that on the date hereof the number of Warrant Shares is equal to (2%) of the outstanding Common Stock on a fully-diluted basis taking into account the exercise of all stock options, warrants and rights to acquire shares of Common Stock outstanding on the date hereof, conversion of all shares of the Company's Preferred Stock outstanding on the date hereof, and exercise of this Warrant and the Reliance Warrant but specifically excluding the warrants (the "Section 4.2 Warrants") issued to William Vassell pursuant to Section 4.2 of the Employment Agreement.

5. (a) In case the Company shall at any time after the date the Warrants were first issued (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock,
(iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of Warrant Shares issuable upon exercise of this Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b) In case the Company shall issue or fix a record date for the issuance to all holders of Common Stock of rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for Common Stock) less than the Exercise Price on such record date, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such Exercise Price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable). Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Exercise Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to Warrants exercised after such expiration), to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued. In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

(c) In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness or assets (other than cash dividends or distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock (excluding those with respect to the issuance of which an adjustment of the Exercise Price is provided pursuant to Section 5(b) hereof), then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Exercise Price on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, applicable to one share, and the denominator of which shall be such Exercise Price. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the record date for the determination of shareholders entitled to receive such distribution.

(d) In case the Company shall issue shares of Common Stock or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for Common Stock (excluding shares, rights, options, warrants, or convertible or exchangeable securities issued or issuable (i) in any of the transactions with respect to which an adjustment of the Exercise Price is provided pursuant to Sections 5(a), 5(b), or 5(c) above, (ii) to employees, officers, directors or consultants pursuant to any employee benefit plan or other arrangement or agreement for the primary purpose of soliciting or retaining their services, (iii) upon conversion of the Company's Series A Preferred Stock outstanding on the date hereof, or
(iv) upon exercise of the Warrants or any other rights, options or warrants outstanding on the date hereof), at a price per share (determined, in the case of such rights, options, warrants, or convertible or exchangeable securities, by dividing (x) the total amount received or receivable by the

Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the minimum aggregate consideration payable to the Company upon exercise, conversion, or exchange thereof, by (y) the maximum number of shares covered by such rights, options, warrants, or convertible or exchangeable securities) lower than the Exercise Price in effect immediately prior to such issuance, then the Exercise Price shall be reduced on the date of such issuance to a price (calculated to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior to such issuance by a fraction, the numerator of which shall be an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance plus (B) the quotient obtained by dividing the consideration received by the Company upon such issuance by such Exercise Price, and (iv) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such issuance. For the purposes of such adjustments, the maximum number of shares which the holders of any such rights, options, warrants, or convertible or exchangeable securities shall be entitled to initially subscribe for or purchase or convert or exchange such securities into shall be deemed to be issued and outstanding as of the date of such issuance, and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants, or convertible or exchangeable securities, plus the minimum aggregate consideration or premiums stated in such rights, options, warrants, or convertible or exchangeable securities to be paid for the shares covered thereby. No further adjustment of the Exercise Price shall be made as a result of the actual issuance of shares of Common Stock on exercise of such rights, options, or warrants or on conversion or exchange of such convertible or exchangeable securities. On the expiration or the termination of such rights, options, or warrants, or the termination of such right to convert or exchange, the Exercise Price shall be readjusted (but only with respect to Warrants exercised after such expiration or termination) to such Exercise Price as would have obtained had the adjustments made upon the issuance of such rights, options, warrants, or convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such rights, options, or warrants or upon the conversion or exchange of any such securities; and on any change of the number of shares of Common Stock deliverable upon the exercise of any such rights, options, or warrants or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion, or exchange, including, but not limited to, a change resulting from the antidilution provisions thereof, the Exercise Price, as then in effect, shall forthwith be readjusted (but only with respect to Warrants exercised after such change) to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such rights, options, or warrants not exercised prior to such change, or securities not converted or exchanged prior to such change, on the basis of such change. In case the Company shall issue shares of Common Stock or any such rights, options, warrants, or convertible or exchangeable securities for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then the "price per share" and the "consideration received by the Company" for purposes of the first sentence of this Section 5(d) shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

(e) In case the Section 4.2 Warrants shall vest and become exercisable in accordance with their terms at any time after the date the Warrants were first issued, then the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionally adjusted so that the Holder after such vesting shall be entitled to receive such number of Warrant Shares equal to twenty percent (2%) of the outstanding Common Stock taking into account the exercise of all stock options, warrants and rights to acquire shares of Common Stock outstanding on the date hereof, conversion of all shares of the Company's Preferred Stock outstanding on the date hereof, and exercise of this Warrant and the Reliance Warrant and that portion of the Section 4.2 Warrants vested on such date.

(f) As used in this Warrant, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market) on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or a similar organization if Nasdaq is no longer reporting such information. If on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by Nasdaq or any similar organization, the fair value of a share of Common Stock on such date, as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

(g) No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

(h) In any case in which this Section 5 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(i) Upon each adjustment of the Exercise Price as a result of the calculations made in Sections 5(b), 5(c), 5(d) or 5(e) hereof, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (A) the product obtained by multiplying the number of shares purchasable upon exercise of this Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price by (B) the Exercise Price in effect after such adjustment of the Exercise Price.

(j) Whenever there shall be an adjustment as provided in this Section 5, the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

(k) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Exercise Price on the date of exercise of this Warrant.

6. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

(b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger.

Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

(c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

7. In case at any time the Company shall propose

(a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than such most recent cash dividend) to all holders of Common Stock; or

(b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

(c) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property, described in Section 6; or

(d) to effect any liquidation, dissolution, or winding-up of the Company; or

(e) to take any other action which would cause an adjustment to the Exercise Price;

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 15 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding up, or (iii) the date of such action which would require an adjustment to the Exercise Price.

8. The issuance of any shares of Common Stock or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

9. The Holder shall be entitled to the registration rights with respect to the Warrant Shares provided for in the Registration Rights Agreement, dated September ____, 2000, between the Company and the Holder.

10. The Warrant Shares issued upon exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. THE SALE, ASSIGNMENT, TRANSFER, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SPECIFIED IN A SHAREHOLDERS' AGREEMENT, DATED AS OF SEPTEMBER ______, 2000, BY AND AMONG THE ISSUER (THE "COMPANY"), WILLIAM C. VASSELL AND THE HOLDER, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SHARES UNTIL SUCH RESTRICTIONS AND CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH SALE, ASSIGNMENT, TRANSFER, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION. A COPY OF SUCH RESTRICTIONS AND CONDITIONS WILL BE FURNISHED BY THE COMPANY TO THE HOLDERS OF ITS CAPITAL STOCK UPON WRITTEN REQUEST AND WITHOUT CHARGE."

11. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

12. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

13. The Holder is acquiring the Warrant as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Warrant or Warrant Shares or any part thereof. By executing this Agreement, the Holder further represents that the Holder does not presently have any contract, undertaking, agreement or arrangement with any individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity (a "Person") to sell or transfer to such Person or to any third person, with respect to any of the Warrant or Warrant Shares. At the time the Holder was offered the Warrant, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act"). The Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Warrant and the Warrant

Shares, and has so evaluated the merits and risks of such investment. The Holder is able to bear the economic risk of an investment in the Warrant and the Warrant Shares and, at the present time, is able to afford a complete loss of such investment. The Holder's overall commitment to investments which are not readily marketable is not excessive in view of its net worth and financial circumstances and the purchase of the Warrant and the Warrant Shares will not cause such commitment to become excessive. The Holder acknowledges it (i) has reviewed or had the opportunity to review all of the Company's periodic reports under the Securities Exchange Act of 1934, as amended, (ii) has had access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) has had the opportunity to obtain such additional information that is necessary to make an informed investment decision with respect to the investment. The Holder has not entered into the transactions contemplated by the Shareholders Agreement and Stock Purchase Agreements as a result of or subsequent to any advertisement, article, notice or other communication regarding the Warrant or Warrant Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. The Holder understands and acknowledges that (i) the Warrant and the Warrant Shares are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Holder hereby consents to such reliance. The Holder understands that the Warrant and the Warrant Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Holder must hold such Warrant and Warrant Shares indefinitely unless they are registered with the Commission and qualified by applicable state authorities, or an exemption from such registration and qualification requirements is available.

14. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or sent by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, if sent to the Company, at: Route 55, Lexington Park, Lagrangeville, New York, NY 12540, Attention: Chief Executive Officer; or if sent to the Holder, at the Holder's address as it shall appear on the Warrant Register; or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 13. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 13 shall be deemed given at the time of receipt thereof.

15. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns.

16. This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

17. The Company and the Holder each irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this Warrant or any such document or instrument.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed under its corporate seal on the day and year first written below.

Dated:  ________________, 2000

                                    COMMAND SECURITY CORPORATION

                                    By: _________________________________
                                            Name:
                                            Title:

AGREED:

-----------------------------
William Vassell

                              FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

     FOR VALUE RECEIVED, _____________________________ hereby sells, assigns, and transfers unto __________________ a Warrant to purchase __________ shares of Common Stock, par value $.0001 per share, of Command Security Corporation (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint __________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated: ______________

                              Signature_____________________________

NOTICE

     The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:  Command Security Corporation
     Route 55, Lexington Park
     Lagrangeville, NY 12540

                             ELECTION TO EXERCISE

     The undersigned hereby exercises his or its rights to purchase _______ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $_________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------

(Print Name, Address and Social Security or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated: _______________              Name________________________
                                               (Print)

Address:__________________________________________________


                                        ------------------------
                                              (Signature)

                                                                  APPENDIX 3b

         THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT OR APPLICABLE STATE LAW HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF ITS COUNSEL OR AN OPINION OF OTHER COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                         COMMAND SECURITY CORPORATION
             Warrant for the Purchase of Shares of Common Stock,
                          par value $.0001 per Share

No. ____

[For number of shares of Common Stock which, taken together with all shares of Common Stock and options, warrants and rights to acquire shares of Common Stock held by the Holder on the date hereof , is equal to approximately 20% of the outstanding Common Stock on a fully-diluted basis taking into account the exercise of all stock options, warrants and rights to acquire shares of Common Stock outstanding on the date hereof, conversion of all shares of Preferred Stock outstanding on the date hereof, and exercise of this warrant.]

                  THIS CERTIFIES that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, WILLIAM VASSELL (the "Holder"), is entitled Subject to Section 1(a) below to subscribe for and purchase from COMMAND SECURITY CORPORATION, a New York corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time after _________, 2001 and before 5:00 P.M. on _____________, 2005 New York time (the "Exercise Period")
________________________________________ (____________) shares of the
Company's Common Stock par value $.0001 (the "Common Stock"), at a price of $1.25 per share (the "Exercise Price"). This Warrant is the warrant or one of the warrants (collectively, including any warrants issued upon the exercise or transfer of any such warrants in whole or in part, the "Warrants") issued pursuant to Section 4.2 of the Employment Agreement, dated September _______, 2000, between the Company and the Holder (the "Employment Agreement"). As used herein the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

                  The number of shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

1. (a) This Warrant shall become exercisable as follows: (i) with respect to one-third of the Warrant Shares if the Company's EBT (as that term is defined in the Employment Agreement) for the year ended March 31, 2002 exceeds the projected amount of EBT for that year (as set forth in the Letter Agreement, dated September ____, between and the Company and the Holder); (ii) with respect to two-thirds of the Warrant Shares if the Company's EBT for the year ended March 31, 2003 exceeds the projected amount of EBT for that year and
(iii) with respect to all of the Warrant Shares if the Company's EBT for the year ended March 31, 2004 exceeds the projected amount of EBT for that year. Notwithstanding anything to the contrary herein, the projected amount of EBT shall be subject to adjustment as provided in the Employment Agreement and the calculation thereof shall be governed by the Employment Agreement.

                 (b) This Warrant may be exercised, as to the whole or any lesser number of whole Warrant Shares (to the extent that it is exercisable in accordance with its terms) by the surrender of this Warrant (with the form of election attached hereto duly executed) to the Company at its office at Route 55, Lexington Park, Lagrangeville, NY 12540, or at such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised (the "Aggregate Exercise Price").

                 (c) Any Warrants which under their terms are not yet exercisable shall terminate upon the termination of Holder's employment with the Company pursuant to Section 6.1 (b)(i) of the Employment Agreement or
Section 6.1(b)(ii) of the Employment Agreement if the Company has not achieved at least 80% of the projected amount of EBT with respect to the fiscal year prior to such termination.

2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

3. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register maintained by the Company in a manner consistent with sound business practice (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his or its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Act, and the rules and regulations thereunder.

4. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights. The Company hereby represents and warrants to the Purchaser that on the date hereof the number of Warrant Shares, taken together with all shares of Common Stock and options, warrants and rights to acquire shares of Common Stock held by the Holder on the date hereof, is equal to approximately (20%) of the outstanding Common Stock on a fully-diluted basis taking into account the exercise of all stock options, warrants and rights to acquire shares of Common Stock outstanding on the date hereof, conversion of all shares of the Company's Preferred Stock outstanding on the date hereof, and exercise of this Warrant.

5. (a) In case the Company shall at any time after the date the Warrants were first issued (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock,
(iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of Warrant Shares issuable upon exercise of this Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b) In case the Company shall issue or fix a record date for the issuance to all holders of Common Stock of rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for Common Stock) less than the Exercise Price on such record date, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such Exercise Price and the denominator of which shall be the number of shares of Common

Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable). Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Exercise Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to Warrants exercised after such expiration), to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued. In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

(c) In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness or assets (other than cash dividends or distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock (excluding those with respect to the issuance of which an adjustment of the Exercise Price is provided pursuant to Section 5(b) hereof), then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Exercise Price on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, applicable to one share, and the denominator of which shall be such Exercise Price. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the record date for the determination of shareholders entitled to receive such distribution.

(d) In case the Company shall issue shares of Common Stock or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for Common Stock (excluding shares, rights, options, warrants, or convertible or exchangeable securities issued or issuable (i) in any of the transactions with respect to which an adjustment of the Exercise Price is provided pursuant to Sections 5(a), 5(b), or 5(c) above, (ii) to employees, officers, directors or consultants pursuant to any employee benefit plan or other arrangement or agreement for the primary purpose of soliciting or retaining their services, (iii) upon conversion of the Company's Series A Preferred Stock outstanding on the date hereof, or
(iv) upon exercise of the Warrants or any other rights, options or warrants outstanding on the date hereof), at a price per share (determined, in the case of such rights, options, warrants, or convertible or exchangeable securities, by dividing (x) the total amount received or receivable by the Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the minimum aggregate consideration payable to the Company upon exercise, conversion, or exchange thereof, by (y) the maximum number of shares covered by such rights, options, warrants, or convertible or exchangeable securities) lower than the

Exercise Price in effect immediately prior to such issuance, then the Exercise Price shall be reduced on the date of such issuance to a price (calculated to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior to such issuance by a fraction, the numerator of which shall be an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance plus (B) the quotient obtained by dividing the consideration received by the Company upon such issuance by such Exercise Price, and (iv) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such issuance. For the purposes of such adjustments, the maximum number of shares which the holders of any such rights, options, warrants, or convertible or exchangeable securities shall be entitled to initially subscribe for or purchase or convert or exchange such securities into shall be deemed to be issued and outstanding as of the date of such issuance, and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants, or convertible or exchangeable securities, plus the minimum aggregate consideration or premiums stated in such rights, options, warrants, or convertible or exchangeable securities to be paid for the shares covered thereby. No further adjustment of the Exercise Price shall be made as a result of the actual issuance of shares of Common Stock on exercise of such rights, options, or warrants or on conversion or exchange of such convertible or exchangeable securities. On the expiration or the termination of such rights, options, or warrants, or the termination of such right to convert or exchange, the Exercise Price shall be readjusted (but only with respect to Warrants exercised after such expiration or termination) to such Exercise Price as would have obtained had the adjustments made upon the issuance of such rights, options, warrants, or convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such rights, options, or warrants or upon the conversion or exchange of any such securities; and on any change of the number of shares of Common Stock deliverable upon the exercise of any such rights, options, or warrants or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion, or exchange, including, but not limited to, a change resulting from the antidilution provisions thereof, the Exercise Price, as then in effect, shall forthwith be readjusted (but only with respect to Warrants exercised after such change) to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such rights, options, or warrants not exercised prior to such change, or securities not converted or exchanged prior to such change, on the basis of such change. In case the Company shall issue shares of Common Stock or any such rights, options, warrants, or convertible or exchangeable securities for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then the "price per share" and the "consideration received by the Company" for purposes of the first sentence of this Section 5(d) shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

(e) As used in this Warrant, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market) on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or a similar organization if Nasdaq is no longer reporting such information. If on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by Nasdaq or any similar organization, the fair value of a share of Common Stock on such date, as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

(f) No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

(g) In any case in which this Section 5 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(h) Upon each adjustment of the Exercise Price as a result of the calculations made in Sections 5(b), 5(c) or 5(d) hereof, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (A) the product obtained by multiplying the number of shares purchasable upon exercise of this Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price by (B) the Exercise Price in effect after such adjustment of the Exercise Price.

(i) Whenever there shall be an adjustment as provided in this Section 5, the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

(j) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Exercise Price on the date of exercise of this Warrant.

6. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

(b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

(c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

7. In case at any time the Company shall propose

(a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than such most recent cash dividend) to all holders of Common Stock; or

(b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

(c) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property, described in Section 6; or

(d) to effect any liquidation, dissolution, or winding-up of the Company; or

(e) to take any other action which would cause an adjustment to the Exercise Price;

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 15 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding up, or (iii) the date of such action which would require an adjustment to the Exercise Price.

8. The issuance of any shares of Common Stock or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

9. The Holder shall be entitled to the registration rights with respect to the Warrant Shares provided for in the Registration Rights Agreement, dated September ____, 2000, between the Company and the Holder.

10. The Warrant Shares issued upon exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. THE SALE, ASSIGNMENT, TRANSFER, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SPECIFIED IN A SHAREHOLDERS' AGREEMENT, DATED AS OF SEPTEMBER ______, 2000, BY AND AMONG THE ISSUER (THE "COMPANY"), WILLIAM C. VASSELL AND THE HOLDER, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SHARES UNTIL SUCH RESTRICTIONS AND CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH SALE, ASSIGNMENT, TRANSFER, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION. A COPY OF SUCH RESTRICTIONS AND CONDITIONS WILL BE FURNISHED BY THE COMPANY TO THE HOLDERS OF ITS CAPITAL STOCK UPON WRITTEN REQUEST AND WITHOUT CHARGE."

11. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

12. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

13. The Holder is acquiring the Warrant as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Warrant or Warrant Shares or any part thereof. By executing this Agreement, the Holder further represents that the Holder does not presently have any contract, undertaking, agreement or arrangement with any individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity (a "Person") to sell or transfer to such Person or to any third person, with respect to any of the Warrant or Warrant Shares. At the time the Holder was offered the Warrant, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act"). The Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Warrant and the Warrant Shares, and has so evaluated the merits and risks of such investment. The Holder is able to bear the economic risk of an investment in the Warrant and the Warrant Shares and, at the present time, is able to afford a complete loss of such investment. The Holder's overall commitment to investments which are not readily marketable is not excessive in view of its net worth and financial circumstances and the purchase of the Warrant and the Warrant Shares will not cause such commitment to become excessive. The Holder acknowledges it (i) has reviewed or had the opportunity to review all of the Company's periodic reports under the Securities Exchange Act of 1934, as amended, (ii) has had access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) has had the opportunity to obtain such additional information that is necessary to make an informed investment decision with respect to the investment. The Holder has not entered into the transactions contemplated by the Shareholders Agreement and Stock Purchase Agreements as a result of or subsequent to any advertisement, article, notice or other communication regarding the Warrant or Warrant Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. The Holder understands and acknowledges that (i) the Warrant and the Warrant Shares are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Holder hereby consents to such reliance. The Holder understands that the Warrant and the Warrant Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Holder must hold such Warrant and Warrant Shares indefinitely unless they are registered with the Commission and qualified by applicable state authorities, or an exemption from such registration and qualification requirements is available.

14. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or sent by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, if sent to the Company, at: Route 55, Lexington Park, Lagrangeville, New York, NY 12540, Attention: Chief Executive Officer; or if sent to the Holder, at the Holder's address as it shall appear on the Warrant Register; or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 13. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 13 shall be deemed given at the time of receipt thereof. 15. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns.

16. This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

17. The Company and the Holder each irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this Warrant or any such document or instrument.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed under its corporate seal on the day and year first written below.

Dated:  ________________, 2000

                                    COMMAND SECURITY CORPORATION

                                    By: _________________________________
                                        Name:
                                        Title:

AGREED:

-----------------------------
William Vassell

                              FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

     FOR VALUE RECEIVED, _____________________________ hereby sells, assigns, and transfers unto __________________ a Warrant to purchase __________ shares of Common Stock, par value $.0001 per share, of Command Security Corporation (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint __________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated: ______________

                         Signature_____________________________

NOTICE

     The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:      Command Security Corporation
         Route 55, Lexington Park
         Lagrangeville, NY 12540

                             ELECTION TO EXERCISE

     The undersigned hereby exercises his or its rights to purchase _______ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $_________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------

(Print Name, Address and Social Security or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated: _______________              Name________________________

                                               (Print)

Address:__________________________________________________

                                         -----------------------
                                               (Signature)

                                                                  APPENDIX 4a

                                                               EXECUTION COPY

                               VOTING AGREEMENT

         THIS VOTING AGREEMENT dated September 12, 2000, between Reliance Security Group plc, a company organized under the laws of England and Wales ("Reliance"), and Peter Kikis and Thomas Kikis (collectively, the
"Shareholder").

                                  WITNESSETH

         WHEREAS, concurrently herewith, Reliance and the Shareholder are entering into a Stock Purchase Agreement (as such agreement may hereafter be amended from time to time, the "Stock Purchase Agreement"), pursuant to which Shareholder will sell all common stock, preferred stock and warrants of Command Security Corporation, a New York corporation (the "Company"), beneficially owned by such Shareholder to Reliance;

         WHEREAS, the Shareholder Beneficially Owns, as of the date hereof, 709,800 shares of common stock, $.0001 par value per share, of the Company (the "Common Stock") and 4081.70 shares of Series A Preferred Stock, $.0001 par value per share (the "Preferred Stock"), of the Company (together with the Common Stock, the "Shares"); and

         WHEREAS, as an inducement and a condition to entering into the Stock Purchase Agreement, Reliance has required that the Shareholder agree, and the Shareholder has agreed, to enter into this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to such terms in the Stock Purchase Agreement. For purposes of this Agreement:

(a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

         Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" as within the meaning of Section 13(d)(3) of the Exchange Act. No representation or warranty is made hereby that the Sellers constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act.

(b) "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

2.       Provisions Concerning Common Stock.

                  The Shareholder hereby agrees that, at any meeting of the holders of Common Stock and/or Preferred Stock of the Company, however called, or in connection with any written consent of the holders of Common Stock and/or Preferred Stock of the Company, the Shareholder shall vote (or cause to be voted) all Shares that he has Beneficial Ownership of at the time of the vote, which shall not be less than 323,000 Shares of Common Stock and 1,632.95 Shares of Preferred Stock (the "Proxy Shares") (i) in favor of (A) the issuance of the Company Warrant (as defined in the Stock Purchase Agreement) and the Shares of Common Stock issuable upon exercise of the Company Warrant, (B) approval of the Charter Amendment (as defined in the Stock Purchase Agreement) and (C) any other transaction or matter contemplated by, in connection with, or referenced as a closing condition in, the Stock Purchase Agreement, and (ii) except as otherwise agreed to in writing in advance by Reliance, against the following actions: (1) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than in connection with the transactions contemplated by, in connection with or referenced as a closing condition in, the Stock Purchase Agreement); (2) a sale, lease or transfer of a material amount of assets of the Company or its Subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of the Company or; (3) any change in a majority of the persons who constitute the board of directors of the Company (other than in connection with the transactions contemplated by, in connection with or referenced as a closing condition in, the Stock Purchase Agreement); (4) any change in the present capitalization of the Company or any amendment of the Company's Certificate of Incorporation or Bylaws (other than in connection with the transactions contemplated by, in connection with or referenced as a closing condition in, the Stock Purchase Agreement); (5) any other material change in the Company's corporate structure or business (other than in connection with the transactions contemplated by, in connection with or referenced as a closing condition in, the Stock Purchase Agreement); or (6) any other action involving the Company which is intended, or could reasonably be expected, to materially impede, interfere with, delay, postpone, or materially adversely affect the transactions contemplated by, in connection with or referenced as a closing condition in, this Agreement or the Stock Purchase Agreement. The Shareholder shall not enter into any agreement or understanding with any Person the effect of which would be inconsistent with or violative of the provisions and agreements contained in this Section 2. Notwithstanding the foregoing, the Shareholder shall not be prohibited from voting his Proxy Shares in favor of a reverse stock split or other recapitalization transaction to enable the Company to maintain its listing on the Nasdaq Small Cap Market.

3.       Grant of Irrevocable Proxy; Appointment of Proxy.

(a) During the term of this Agreement, the Shareholder hereby irrevocably grants to, and appoints, Ken Allison and Geoff Haslehurst, each in his capacity as an officer of Reliance, and any other individual who shall hereafter be designated by Reliance, and each of them individually, the Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Shareholder, to vote the Proxy Shares, or grant a consent or approval in respect of such Proxy Shares, in accordance with Section 2.

(b) The Shareholder represents that any proxies heretofore given in respect of the Proxy Shares are not irrevocable, and that any such proxies are hereby revoked, other than that certain Shareholders Voting Agreement dated as of the 8th day of March, 1995 by and among William C. Vassell, Gordon Robinett, John B. Goldsborough, Lloyd H. Saunders III, Peter Kikis, Steven B. Sands, Peter Nekos and Gregory J. Miller which must be revoked as a condition to Reliance's obligation to close under the Stock Purchase Agreement.

(c) The Shareholder hereby affirms that the irrevocable proxy set forth in this Section 3 is given in connection with the execution of the Stock Purchase Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Shareholder under this Agreement. The Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof and that such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 609 (f) of the New York Business Corporations Law.

4. Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants to Reliance as follows:

(a) Ownership of Shares. The Shareholder is the record holder of or Beneficially Owns the Proxy Shares. The Shareholder has voting power and power to issue instructions and grant the irrevocable proxies with respect to the matters set forth in Section 2 and Section 3 hereof, power of disposition, power of conversion, power to exercise dissenters' rights and power to agree to all of the matters set forth in this agreement, in each case with respect to all of the Proxy Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable state and federal securities laws, the terms and conditions of discretionary agreements to which the Shareholders may be subject and the terms of this Agreement.

(b) Power; Binding Agreement. The Shareholder has the legal capacity, power and authority to enter into and perform all of his obligations under this Agreement. The execution, delivery and performance of this Agreement by the Shareholder will not violate any other Agreement to which the Shareholder is a party including, without limitation, any voting agreement, shareholders agreement or voting trust. This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding agreement of the Shareholder, enforceable against the Shareholder in accordance with its terms except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity and discretion of the court before which any proceedings seeking injunctive relief or specific performance may be sought. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Shareholder is trustee whose consent is required for the execution and delivery of this agreement or the consummation by the Shareholder of the transactions contemplated hereby. If the Shareholder is married and the Shareholder's Shares (other than Shares Beneficially Owned by Shareholder without considering discretionary authority) constitute community property, this agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Shareholder's spouse, enforceable against such Person in accordance with its terms except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity and discretion of the court before which any proceedings seeking injunctive relief or specific performance may be sought.

(c) No Conflicts. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by the Shareholder and the consummation by the Shareholder of the transactions contemplated hereby. Neither of the execution and delivery of this Agreement by the Shareholder, the consummation by the Shareholder of the transactions contemplated hereby nor compliance by the Shareholder with any of the provisions hereof shall, in a manner which would be material and adverse to the ability of the Shareholder to consummate the transactions contemplated hereby or to comply with the terms hereof (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Shareholder is a party or by which the Shareholder or any of the Shareholder's properties or assets may be bound, or (ii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Shareholder or any of the Shareholder's properties or assets.

(d) No Encumbrances. Except as applicable in connection with the transactions contemplated hereby, the Shares over which Shareholder has Beneficial Ownership at the time of the Closing (the "Transaction Shares") and the certificates representing the Transaction Shares will be at the time of Closing, held by the Shareholder, or by a nominee or custodian for the benefit of the Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder in favor of Reliance.

(e) Reliance. The Shareholder understands and acknowledges that Reliance is entering into the Stock Purchase Agreement in reliance upon the Shareholder's execution and delivery of this Agreement.

5. Additional Covenants of the Shareholder. The Shareholder hereby covenants to Reliance as follows:

(a) Restriction on Transfer of Shares, Proxies and Non-Interference. Beginning on the date hereof and ending on the date that all of the Shareholder's obligations under Section 2 and Section 3 have terminated, except as contemplated by this Agreement or the Stock Purchase Agreement, the Shareholder shall not, directly or indirectly, (i) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Transaction Shares or any interest therein, (ii) except as contemplated by this Agreement, grant any proxies or powers of attorney, deposit any of the Transaction Shares into a voting trust or enter into a voting agreement with respect to any of the Transaction Shares, or (iii) take any action that would make any representation or warranty of the Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling the Shareholder from performing the Shareholder's obligations under this Agreement.

(b) Additional Shares. The Shareholder agrees, while this Agreement is in effect the Shareholder shall not acquire, directly or indirectly, any additional shares of the Company's Common Stock or Preferred Stock.

6. Representations and Warranties of Reliance. Reliance hereby covenants, represents and warrants to the Shareholder that it has the legal capacity, power and authority to enter into and perform all of such party's obligations under this Agreement; the execution, delivery and performance of this Agreement by Reliance will not violate or result in a breach of any other material agreement to which Reliance is a party; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly executed and delivered by Reliance and constitutes a valid and binding agreement, enforceable in accordance with its terms.

7. Further Assurances. From time to time, for a reasonable period of time following the Closing under the Stock Purchase Agreement, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further reasonable lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

8. Termination; Expenses and Fees.

(a) The covenants and agreements contained herein with respect to the Shares shall terminate in the event the Stock Purchase Agreement is terminated in accordance with its terms, except that the provisions of Section 11 and
Section 12 hereof shall survive any termination of this Agreement. No termination of this Agreement shall relieve any party of liability for a breach hereof.

(b) Each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

9. Shareholder Capacity. The Shareholder is not executing this Agreement and does not make any agreement or understanding herein in his or her capacity as a director or officer of the Company and nothing contained herein shall limit or affect any actions taken by the Shareholder in his capacity as a director or officer of the Company and none of such actions in such capacities shall be deemed to constitute a breach of this Agreement. The Shareholder signs solely in his capacity as the record or Beneficial Owner of the Shares.

10. Risk of Revocation of Discretionary Authority. The parties understand and agree that Shareholder's discretionary authority over the Shares may be revoked at any time and further agree that Shareholder shall have no liability for any representations, warranties, covenants, obligations or agreements with respect to Shares for which his discretionary authority has been revoked.

11. Sophistication. The Shareholder acknowledges that he or it is an informed and sophisticated investor and, together with his advisors, has undertaken such investigation as they have deemed necessary, including the review of the Stock Purchase Agreement and this Agreement, to enable the Shareholder to make an informed and intelligent decision with respect to the Stock Purchase Agreement and this Agreement and the transactions contemplated thereby and hereby.

12. Confidentiality. Each of the parties hereto recognizes that successful consummation of the transactions contemplated by this Agreement may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, each party hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement or the Stock Purchase Agreement (other than the record or other Beneficial Owners of the Shares, if necessary, such party's counsel and advisors, if any, and the Company and its counsel and advisors) without the prior written consent of the other party, except for filings required pursuant to the Exchange Act and the rules and regulations thereunder or disclosures such party's counsel advises are necessary in order to fulfill such party's obligations imposed by law, in which event such party shall give notice of such disclosure to the other party as promptly as practicable so as to enable the other party to seek a protective order from a court of competent jurisdiction with respect thereto.

13. Miscellaneous.

(a) Entire Agreement. This Agreement and the Stock Purchase Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(b) Certain Events. The Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Shareholder's Shares (exclusive of Shares Beneficially Owned by virtue of discretionary authority) and shall be binding upon any person or entity to which legal or Beneficial Ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, the Shareholder's heirs, guardians, administrators or successors. Notwithstanding any transfer of Shares (exclusive of Shares Beneficially Owned by virtue of discretionary authority), the transferor shall remain liable for the performance of all obligations under this Agreement of the transferor.

(c) Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other party, provided, that Reliance may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Reliance, but no such assignment shall relieve Reliance of its obligations hereunder if such assignee does not or cannot perform such obligations.

(d) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the party to be charged thereby or, with respect to termination, as otherwise provided herein.

(e) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any nationally recognized courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

         If to the Shareholder:

                           Peter Kikis and Thomas Kikis
                           c/o Kikis Asset Management
                           720 Fifth Avenue, 9th Floor
                           New York, New York  10019
                           Facsimile:  (212) 397-9728

         and

                           Curtin & Galt LLP
                           19 Hollywood Avenue
                           Albany, New York  12208
                           Facsimile:  (518) 459-5487

         If to Reliance:

                           Reliance Security Group plc
                           Boundary House
                           Cricket Field Road
                           Uxbridge, Middlesex UB81QG
                           Attention: Geoff Haslehurst `
                           Facsimile: 011 441895205090

         and:              Rosenman & Colin LLP
                           575 Madison Avenue
                           New York, New York  10022-2585
                           Attention: Howard S. Jacobs, Esq.
                           Wayne A. Wald, Esq.
                           Facsimile:  (212) 940-8776

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

(f) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein; provided that the overall intent of this Agreement, together with the Stock Purchase Agreement is achieved.

(g) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the aggrieved party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to seek the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

(h) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

(i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(j) No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

(k) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

(l) Jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York located in the City of New York in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this paragraph (1) and shall not be deemed to be a general submission to the jurisdiction of said Courts or in the State New York other than for such purposes. Each party hereto hereby waives any right to a trial by jury in connection with any such action, suit or proceeding.

(m) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(n) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

                       [SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, Reliance and the Shareholder have caused this Agreement to be duly executed as of the day and year first above written.

                                   RELIANCE SECURITY GROUP PLC

                                    By: ___________________________
                                    Name:
                                    Title:

                                    -------------------------------
                                    Thomas Kikis

                                    -------------------------------
                                    Peter Kikis

                                                                APPENDIX 4b

                                VOTING AGREEMENT


         THIS VOTING AGREEMENT dated September 12, 2000, between Reliance Security Group plc, a company organized under the laws of England and Wales ("Reliance"), and Katie and Adam Bridge Partners, L.P. ("KA") and Owl-1 Partners, L.P. ("Owl" and with KA, collectively the "Shareholder").

                                   WITNESSETH

         WHEREAS, concurrently herewith, Reliance and the Shareholder, among other parties, are entering into a Stock Purchase Agreement (as such agreement may hereafter be amended from time to time, the "Stock Purchase Agreement"), pursuant to which Shareholder will sell all common stock and preferred stock of Command Security Corporation, a New York corporation (the "Company"), beneficially owned by such Shareholder to Reliance;

         WHEREAS, the Shareholder Beneficially Owns, as of the date hereof, an aggregate of 125,000 shares of common stock, $.0001 par value per share, of the Company (the "Common Stock") and 8,244.12 shares of Series A Preferred Stock, $.0001 par value per share (the "Preferred Stock"), of the Company (together with the Common Stock, the "Shares"); and

         WHEREAS, as an inducement and a condition to entering into the Stock Purchase Agreement, Reliance has required that the Shareholder agree, and the Shareholder has agreed, to enter into this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to such terms in the Stock Purchase Agreement. For purposes of this Agreement:

              (a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

         Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" as within the meaning of Section 13(d)(3) of the Exchange Act. No representation or warranty is made hereby that the Sellers constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act. Reliance understands, agrees and acknowledges that certain affiliates of the Shareholder hold discretionary authority over certain shares which are not and should not be deemed Beneficially Owned by Shareholder.

              (b) "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

        2.    Provisions Concerning Common Stock.

              The Shareholder hereby severally and not jointly agrees that at any meeting of the holders of Common Stock and/or Preferred Stock of the Company, however called, or in connection with any written consent of the holders of Common Stock and/or Preferred Stock of the Company, the Shareholder shall vote (or cause to be voted) all Shares that it has Beneficial Ownership of at the time of the vote, which shall be 125,000 Shares of Common Stock and 8,244.12 Shares of Preferred Stock (the "Proxy Shares") (i) in favor of (A) the issuance of the Company Warrant (as defined in the Stock Purchase Agreement) and the Shares of Common Stock issuable upon exercise of the Company Warrant,
(B) approval of the Charter Amendment (as defined in the Stock Purchase Agreement) and (C) any other transaction or matter contemplated by, in connection with, or referenced as a closing condition in, the Stock Purchase Agreement, and (ii) except as otherwise agreed to in writing in advance by Reliance, against the following actions: (1) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than in connection with the transactions contemplated by, in connection with or referenced as a closing condition in, the Stock Purchase Agreement); (2) a sale, lease or transfer of a material amount of assets of the Company or its Subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of the Company or; (3) any change in a majority of the persons who constitute the board of directors of the Company (other than in connection with the transactions contemplated by, in connection with or referenced as a closing condition in, the Stock Purchase Agreement); (4) any change in the present capitalization of the Company or any amendment of the Company's Certificate of Incorporation or Bylaws (other than in connection with the transactions contemplated by, in connection with or referenced as a closing condition in, the Stock Purchase Agreement); (5) any other material change in the Company's corporate structure or business (other than in connection with the transactions contemplated by, in connection with or referenced as a closing condition in, the Stock Purchase Agreement); or (6) any other action involving the Company which is intended, or could reasonably be expected, to materially impede, interfere with, delay, postpone, or materially adversely affect the transactions contemplated by, in connection with or referenced as a closing condition in, this Agreement or the Stock Purchase Agreement. The Shareholder shall not enter into any agreement or understanding with any Person the effect of which would be inconsistent with or violative of the provisions and agreements contained in this Section 2. Notwithstanding the foregoing, the Shareholder shall not be prohibited from voting his Proxy Shares in favor of a reverse stock split or other recapitalization transaction to enable the Company to maintain its listing on the Nasdaq Small Cap Market.

        3.       Grant of Irrevocable Proxy; Appointment of Proxy.

                 (a) During the term of this Agreement, the Shareholder severally and not jointly hereby irrevocably grants to, and appoints, Ken Allison and Geoff Haslehurst, each in his capacity as an officer of Reliance, and any other individual who shall hereafter be designated by Reliance, and each of them individually, the Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Shareholder, to vote the Proxy

Shares, or grant a consent or approval in respect of such Proxy Shares, in accordance with Section 2.

                  (b) The Shareholder represents that any proxies heretofore given in respect of the Proxy Shares are not irrevocable, and that any such proxies are hereby revoked, other than that certain Shareholders Voting Agreement dated as of the 8th day of March, 1995 by and among William C. Vassell, Gordon Robinett, John B. Goldsborough, Lloyd H. Saunders III, Peter Kikis, Steven B. Sands, Peter Nekos and Gregory J. Miller which must be revoked as a condition to Reliance's obligation to close under the Stock Purchase Agreement.

                  (c) The Shareholder hereby affirms that the irrevocable proxy set forth in this Section 3 is given in connection with the execution of the Stock Purchase Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Shareholder under this Agreement. The Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof and that such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 609
(f) of the New York Business Corporations Law.

        4. Representations and Warranties of the Shareholder. The Shareholder hereby severally and not jointly represents and warrants to Reliance as follows:

                  (a) Ownership of Shares. The Shareholder is the record holder of or Beneficially Owns the Proxy Shares. The Shareholder has voting power and power to issue instructions and grant the irrevocable proxies with respect to the matters set forth in Section 2 and Section 3 hereof, power of disposition, power of conversion, power to exercise dissenters' rights and power to agree to all of the matters set forth in this agreement, in each case with respect to all of the Proxy Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable state and federal securities laws, the terms and conditions of discretionary agreements to which the Shareholders may be subject and the terms of this Agreement.

                  (b) Power; Binding Agreement. The Shareholder has the legal capacity, power and authority to enter into and perform all of his obligations under this Agreement. The execution, delivery and performance of this Agreement by the Shareholder will not violate any other Agreement to which the Shareholder is a party including, without limitation, any voting agreement, shareholders agreement or voting trust. This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding agreement of the Shareholder, enforceable against the Shareholder in accordance with its terms except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity and discretion of the court before which any proceedings seeking injunctive relief or specific performance may be sought. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Shareholder is trustee whose consent is required for the execution and delivery of this agreement or the consummation by the Shareholder of the transactions contemplated hereby. If the Shareholder is married and the

Shareholder's Shares (other than Shares Beneficially Owned by Shareholder without considering discretionary authority) constitute community property, this agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Shareholder's spouse, enforceable against such Person in accordance with its terms except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity and discretion of the court before which any proceedings seeking injunctive relief or specific performance may be sought.

              (c) No Conflicts. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by the Shareholder and the consummation by the Shareholder of the transactions contemplated hereby. Neither of the execution and delivery of this Agreement by the Shareholder, the consummation by the Shareholder of the transactions contemplated hereby nor compliance by the Shareholder with any of the provisions hereof shall, in a manner which would be material and adverse to the ability of the Shareholder to consummate the transactions contemplated hereby or to comply with the terms hereof (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Shareholder is a party or by which the Shareholder or any of the Shareholder's properties or assets may be bound, or (ii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Shareholder or any of the Shareholder's properties or assets.

              (d) No Encumbrances. Except as applicable in connection with the transactions contemplated hereby, the Shares over which Shareholder has Beneficial Ownership at the time of the Closing (the "Transaction Shares") and the certificates representing the Transaction Shares will be at the time of Closing, held by the Shareholder, or by a nominee or custodian for the benefit of the Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder in favor of Reliance.

              (e) Reliance. The Shareholder understands and acknowledges that Reliance is entering into the Stock Purchase Agreement in reliance upon the Shareholder's execution and delivery of this Agreement.

        5. Additional Covenants of the Shareholder. The Shareholder severally and not jointly hereby covenants to Reliance as follows:

               (a) Restriction on Transfer of Shares, Proxies and Non-Interference. Beginning on the date hereof and ending on the date that all of the Shareholder's obligations under Section 2 and Section 3 have terminated, except as contemplated by this Agreement or the Stock Purchase Agreement, the Shareholder shall not, directly or indirectly, (i) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Transaction Shares or any interest therein,
(ii) except as contemplated by this Agreement, grant any proxies or powers of attorney, deposit any of the Transaction Shares into a voting trust or enter into a voting agreement with respect to any of the Transaction Shares, or (iii) take any action that would make any representation or warranty of the Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling the Shareholder from performing the Shareholder's obligations under this Agreement.

              (b) Additional Shares. The Shareholder agrees, while this Agreement is in effect the Shareholder shall not acquire, directly or indirectly, any additional shares of the Company's Common Stock or Preferred Stock.

        6. Representations and Warranties of Reliance. Reliance hereby covenants, represents and warrants to the Shareholder that it has the legal capacity, power and authority to enter into and perform all of such party's obligations under this Agreement; the execution, delivery and performance of this Agreement by Reliance will not violate or result in a breach of any other material agreement to which Reliance is a party; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly executed and delivered by Reliance and constitutes a valid and binding agreement, enforceable in accordance with its terms.

        7. Further Assurances. From time to time, for a reasonable period of time following the Closing under the Stock Purchase Agreement, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further reasonable lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

        8.    Termination; Expenses and Fees.

              (a) The covenants and agreements contained herein with respect to the Shares shall terminate in the event the Stock Purchase Agreement is terminated in accordance with its terms, except that the provisions of
Section 11 and Section 12 hereof shall survive any termination of this Agreement. No termination of this Agreement shall relieve any party of liability for a breach hereof.

              (b) Each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

        9. Shareholder Capacity. To the extent an affiliate of the Shareholder is an officer and/or director of the Company, the Shareholder is not executing this Agreement and does not make any agreement or understanding herein in his or her capacity as a director or officer of the Company and nothing contained herein shall limit or affect any actions taken by the Shareholder in his capacity as a director or officer of the Company and none of such actions in such capacities shall be deemed to constitute a breach of this Agreement. The Shareholder signs solely in his capacity as the record or Beneficial Owner of the Shares.

         10. Risk of Revocation of Discretionary Authority. The parties understand, acknowledge and agree that certain affiliates of the Shareholder hold discretionary authority over certain shares of Common Stock which are not and should not be deemed to be covered by this Agreement. Nevertheless, Reliance understands that such discretionary accounts may be revoked at any time and further agree that Shareholder shall have no liability for any representations, warranties, covenants, obligations or agreements with respect to shares of Common Stock for which such discretionary authority has been revoked.

         11. Sophistication. The Shareholder acknowledges that it is an informed and sophisticated investor and, together with his advisors, has undertaken such investigation as they have deemed necessary, including the review of the Stock Purchase Agreement and this Agreement, to enable the Shareholder to make an informed and intelligent decision with respect to the Stock Purchase Agreement and this Agreement and the transactions contemplated thereby and hereby.

         12. Confidentiality. Each of the parties hereto recognizes that successful consummation of the transactions contemplated by this Agreement may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, each party hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement or the Stock Purchase Agreement (other than the record or other Beneficial Owners of the Shares, if necessary, such party's counsel and advisors, if any, and the Company and its counsel and advisors) without the prior written consent of the other party, except for filings required pursuant to the Exchange Act and the rules and regulations thereunder or disclosures such party's counsel advises are necessary in order to fulfill such party's obligations imposed by law, in which event such party shall give notice of such disclosure to the other party as promptly as practicable so as to enable the other party to seek a protective order from a court of competent jurisdiction with respect thereto.

         13.  Miscellaneous.

              (a) Entire Agreement. This Agreement and the Stock Purchase Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

              (b) Certain Events. The Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Shareholder's Shares (exclusive of Shares Beneficially Owned by virtue of discretionary authority) and shall be binding upon any person or entity to which legal or Beneficial Ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, the Shareholder's heirs, guardians, administrators or successors. Notwithstanding any transfer of Shares (exclusive of Shares Beneficially Owned by virtue of discretionary authority), the transferor shall remain liable for the performance of all obligations under this Agreement of the transferor.

              (c) Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other party, provided, that Reliance may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Reliance, but no such assignment shall relieve Reliance of its obligations hereunder if such assignee does not or cannot perform such obligations.

              (d) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the party to be charged thereby or, with respect to termination, as otherwise provided herein.

              (e) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any nationally recognized courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:


         If to the Shareholder:

                           90 Park Avenue, 39th floor
                           New York, New York  10016
                           Facsimile:  (212) 697-8035

         and

                           Littman Krooks Roth & Ball P.C.
                           655 Third Avenue, 20th Floor
                           New York, New York  10017
                           Attention:  Mitchell Littman, Esq.
                           Facsimile:  (212) 490-2990

         If to Reliance :

                           Reliance Security Group plc
                           Boundary House
                           Cricket Field Road
                           Uxbridge, Middlesex UB81QG
                           Attention: Geoff Haslehurst
                           Facsimile: 011 441895205090

         and:              Rosenman & Colin LLP
                           575 Madison Avenue
                           New York, New York  10022-2585
                           Attention: Howard S. Jacobs, Esq.
                           Wayne A. Wald, Esq.

                           Facsimile:  (212) 940-8776

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

              (f) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein; provided that the overall intent of this Agreement, together with the Stock Purchase Agreement is achieved.

              (g) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the aggrieved party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to seek the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

              (h) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

              (i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

              (j) No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

              (k) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

              (l) Jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York located in the City of New York in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this paragraph (1) and shall not be deemed to be a general submission to the jurisdiction of said Courts or in the State New York other than for such purposes. Each party hereto hereby waives any right to a trial by jury in connection with any such action, suit or proceeding.

              (m) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

              (n) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

                        [SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, Reliance and the Shareholder have caused this Agreement to be duly executed as of the day and year first above written.


                         RELIANCE SECURITY GROUP PLC


                          By:
                             -------------------------------
                                  Name:
                                  Title:


                         Katie and Adam Bridge Partners, L.P.


                          By:
                             -------------------------------
                                  Name:
                                  Title: President of Corporate General Partner


                         Owl-1 Partners, L.P.


                          By:
                             -------------------------------
                             Name:
                             Title: President of Corporate General Partner

                                                                   APPENDIX 5

                         COMMAND SECURITY CORPORATION

                           SHAREHOLDERS' AGREEMENT

     THIS SHAREHOLDERS' AGREEMENT (the "Agreement") is made and entered into this 12th day of September, 2000, by and among Command Security Corporation, a New York corporation (the "Company"), William C. Vassell, an individual ("Vassell") and Reliance Security Group plc, a company organized under the laws of England and Wales (the "Purchaser") (Vassell and the Purchaser, each a "Holder" and together the "Holders").

                                  WITNESSETH

     WHEREAS, the Purchaser entered into that certain Stock Purchase Agreement, dated the date hereof (the "Stock Purchase Agreement") among the Purchaser and certain shareholders of the Company signatory thereto (collectively, the "Sellers") pursuant to which, among other things, the Purchaser agreed to purchase all of the issued and outstanding capital stock of the Company (and options and warrants to subscribe for or purchase capital stock of the Company) owned by the Sellers; and

     WHEREAS, the Purchaser's and the Sellers' obligations under the Stock Purchase Agreement are conditioned upon the execution and delivery of this Agreement by the parties hereto, and it is in the interest of Vassell and the Company for the transactions contemplated by the Stock Purchase Agreement to be consummated.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Company,Vassell and the Purchaser agree as follows:

1. VOTING

1.1 Effectiveness. This Agreement shall become effective upon the date of consummation of the transactions contemplated by the Stock Purchase Agreement (the "Effective Date"). In the event the Stock Purchase Agreement is terminated, this Agreement shall be null and void; provided, however, notwithstanding anything to the contrary herein, the representations and warranties in Section 3 hereof shall be effective on the date hereof.

1.2 Voting Shares. Each Holder agrees to vote all shares of the Company's common stock, $.0001 par value and Series A Preferred Stock, $.0001 par value (to the extent entitled to vote) (the "Shares"), registered in such Holder's name or beneficially owned by such Holder or over which such Holder has voting control as of and after the Effective Date (hereinafter collectively referred to as the "Holder Shares") subject to and in accordance with the provisions of this Agreement, and each Holder and the Company, jointly and severally, shall take all other necessary or desirable actions within the Company's and such Holder's control, to effect the provisions of this Agreement.

1.3 Board of Directors

(a) The initial Board of Directors of the Company (the "Board") shall be composed of seven directors.

(b) Subject to and except as otherwise provided in this Agreement and unless unanimously otherwise agreed in writing by the Holders, so long as each of Vassell and the Purchaser shall Beneficially Own (as defined in Section 7.1) fifty percent (50%) of the Shares held by each immediately after the Closing, Vassell and the Purchaser shall have the right to designate three individuals to be nominated to serve as directors of the Company in accordance with the Certificate of Incorporation and the By-Laws of the Company as in effect from time to time. The Company shall at all times have at least one Independent Director (as defined in Section 7.2) selected by Vassell and the Purchaser. If Vassell and the Purchaser cannot agree on the Independent Director, the Independent Director shall be selected by a professional adviser of recognized standing (e.g., an accounting or law firm) selected by Vassell and the Purchaser or if Vassell and the Purchaser cannot agree on a professional adviser, each shall select a professional adviser of recognized standing and the two advisers shall select another professional adviser, whose selection of such Independent Director shall be final.

(c) Vassell and Purchaser shall each deliver to the Secretary of the Company a notice (a "Board Designee Notice") setting forth their respective designees and the selected Independent Directors not less than 30 days prior to the anniversary of the preceding year's record date for the annual meeting of shareholders of the Company; provided, however, if (i) the date of the annual meeting is advanced or delayed by more than 30 days from such anniversary date, or (ii) the Board of the Company is to be elected by solicitation by the Board of consents in writing of shareholders or a special meeting of shareholders, then the Company shall give Vassell and Purchaser notice thereof ("Notice of Election"), not less than 30 days before the record date established for any such meeting or the solicitation of consents, and Vassell and Purchaser shall each deliver a Board Designee Notice to the Secretary of the Company not less than 15 days after the date the Notice of Election is delivered. The Board Designee Notice shall set forth as to each person designated for nomination for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person's written consent to be named in the proxy statement as a nominee and to serving as a director, if elected.

(d) Each of the Company and Holders hereby agrees to take all actions necessary to call an annual meeting (and when circumstances so require, a special meeting) of the shareholders of the Company and each Holder agrees to vote all Holder Shares at any such meeting and at any other annual or special meeting of stockholders in favor of, or take all actions by written consent in lieu of any such meeting as may be necessary to cause, the election as members of the Board of those individuals so designated in accordance with, and to otherwise effect the intent of, this Section 1.3.

(e) The initial designees of Vassell shall be William C. Vassell, Gregory Miller and Peter Nekos. The initial designees of the Purchaser shall be Geoff

Haslehurst, Ken Allison and Graeme Halder. The initial Independent Director shall be mutually agreed to in writing by Vassell and Purchaser prior to the Effective Date.

(f) Whenever any vacancy in the Board of Directors (whether occurring by reason of death, resignation, removal or otherwise) is to be filled, the Holder which, under the provisions of this Section 1.3 is entitled to designate such director, will designate the successor to fill such vacancy. Each director shall be entitled to one vote on all matters coming before the Board.

(g) Each non-employee member of the Board shall receive reimbursement by the Company for all reasonable out-of-pocket expenses, including, without limitation, travel expenses, incurred by such director in connection with the performance of such director's duties.

(h) Each of the Company and Holders hereby agrees to take all actions necessary to call, or cause the Company and the directors of the Company to call, a meeting of the Board to be held at least once during each fiscal quarter of the Company in accordance with the By-Laws of the Company. Meetings of the Board may be held by telephone conference or other means of instantaneous communication, unless otherwise agreed by all directors.

(i) The decisions of the Board shall be made by a majority vote of the entire Board; provided, however, that a vote upon any of the following matters shall require that the Board designees of Vassell and Purchaser shall be given reasonable notice of such vote and a reasonable opportunity to be present, either telephonically or in person, for such vote:

(i) approval of the annual Budget and Business Plan (as such terms are hereinafter defined) or any material amendment thereto;

(ii) any expenditure over $50,000 which is in excess of the budgetary line item relating thereto;

(iii) the sale or disposition of any properties or assets of the Company, or any subsidiary of the Company, other than sales or dispositions in the ordinary course of business of the Company;

(iv) the purchase or acquisition of another entity or the properties or assets of such entity;

(v) the merger or consolidation of the Company with or into any other entity;

(vi) the incurring of any indebtedness which would cause the aggregate outstanding principal amount of Company indebtedness together with all accrued and unpaid interest thereon to exceed $10,000,000];

(vii) the creation of any mortgage, lien or other encumbrance on or any pledge of any asset of the Company, or any subsidiary of the Company, other than in the ordinary course of business of the Company;

(viii) any material transactions with persons or entities owning an equity interest in the Company (the Purchaser and its affiliates not being deemed to be affiliates of the Company for this purpose);

(ix) the execution, amendment or termination by the Company, or any subsidiary of the Company, of any contract or agreement other than any contract entered into in the ordinary course of business which involves consideration in excess of $100,000 or a term in excess of one year;

(x) the granting to any employee of options to purchase the issued and outstanding capital stock of the Company (other than in connection with the transactions contemplated by the Stock Purchase Agreement);

(xi) the issuance or authorization of any Shares or other equity interests (including, without limitation, options, warrants or convertible securities) in the Company to any person other than Purchaser or Company employees pursuant to employee stock options;

(xii) any amendment tothe Employment Agreement between the Company and Vassell, dated as of the date hereof in the form attached hereto as Exhibit A (the "Employment Agreement"); (xiii) any amendment to the Certificate of Incorporation of the Company or the By-Laws of the Company; or (xiv) the dissolution or liquidation of the Company.

1.4 Management.

(a) The Company has prepared and submitted to the Purchaser for approval a confidential budget and operating forecast for the fiscal years ended March 31, 2001, 2002 and 2003 contained in that certain letter agreement, dated the date hereof between Vassell and the Company (the "Confidential Budget") which contains an annual performance target for each such fiscal year (each, a "Confidential Target") with respect to "earnings before taxes" (as defined in the Employment Agreement).

(b) No later than 90 days following the end of each fiscal year, the Board shall in good faith determine, based on the Company's financial statements for such fiscal year audited by the Company's independent public accountants and prepared in accordance with generally accepted accounting principles consistently applied, whether the Company has met the Confidential Target for such fiscal year. Notwithstanding anything to the contrary herein, the Confidential Target shall be subject to adjustment as provided in the

Employment Agreement and the calculation thereof shall be governed by the Employment Agreement. Upon a deviation from the Confidential Target for such fiscal year by more than 20% and a vote by a majority of the Board terminating Vassell's employment pursuant to the Employment Agreement, Vassell shall (i) resign as Chairman of the Board, President and Chief Executive Officer of the Company and shall resign all other officerships, directorships and committee memberships with the Company and (ii) cause his Board designee(s) to resign all directorships and committee memberships with the Company (a "Vassell Resignation"). Vassell shall cause any individual to be nominated by Vassell to agree in writing to be bound by this Section 1.4(b) prior to such individual's appointment as a director of the Company. Notwithstanding the foregoing, in no event shall Vassell be required to resign pursuant to this Section 1.4(b) prior to the first anniversary of the Effective Date in the Employment Agreement.

(c) In the event of a Vassell Resignation, each Holder shall be released from any obligation to vote such Holder's Shares to elect as members of the Board those individuals designated in accordance with Section 1.3.

(d) In the event of (i) a Vassell Resignation, (ii) the election by the Board not to extend the term of Vassell's employment as Chief Executive Officer of the Company in accordance with the terms of the Employment Agreement or (iii) the termination of Vassell's employment with the Company pursuant to Sections 6.1(b)(ii) or 6.1(c) of the Employment Agreement, Vassell may, for a Period of 90 days after the date of the Vassell Resignation or termination of Vassell's employment with the Company, as the case may be, provide the Purchaser with notice of an offer to sell all of Vassell's Shares and any warrants or options to purchase any shares of capital stock of the Company. The notice shall include a purchase price which shall be determined by Vassell in his sole discretion. The Purchaser shall then have a period of 45 days from receipt of such notice, to accept the terms of Vassell's offer to sell. If the offer is rejected or lapses, Vassell shall have the right to purchase from the Purchaser all the Purchaser's Shares and the Warrant (as defined hereafter) and at the price specified in Vassell's offer to sell within 90 days after such rejection or the lapse of the 45-day period as the case may be; provided, however, that Vassell must provide the Purchaser evidence of adequate financing to consummate such transaction within 60 days of such date.

(e) Any obligation on the part of any of the Holders to sell or purchase Shares, warrants and options pursuant to Section 1.4(d) above shall be subject to the satisfaction of each of the following conditions: the purchasing Holder shall have delivered to selling Holder by wire transfer of immediately available funds or by certified or bank cashiers check made payable to selling Holder the purchase price and the selling Holder shall have delivered to the purchasing Holder the stock certificates, warrant certificates, option certificates, stock powers and other documents of transfer, conveyance and assignment in form and substance reasonably satisfactory to the purchasing Holder and purchasing Holder's counsel required to transfer all of selling Holder's right, title and interest in and to the selling Holder's Shares, warrants and/or options and to vest in the purchasing Holder good and marketable title to such Shares, warrants and options free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever.

(f) Unless unanimously otherwise agreed in writing by the Holders, a senior management position shall at all times be held by a designee of the Purchaser's Board designees subject to approval of such designee by the Board.

(g) Each Holder hereby agrees to take all actions necessary to conduct, or cause the Company and the executive officers of the Company to conduct one meeting of the senior management per month and the Purchaser shall have the right to designate one non-voting observer to attend all such meetings.

2. RESTRICTION ON SALE OR TRANSFER

2.1 Right of First Offer. Each Holder hereby grants to the other Holder, a right of first offer with respect to future sales of Holder Shares. Each time a Holder (the "Selling Holder") proposes to offer any Holder Shares, the Selling Holder shall first make an offering of such Holder Shares to the other Holder (the "Non-Selling Holder") in accordance with the following provisions

(a) The Selling Holder shall deliver a notice ("Notice") to the Non- Selling Holder stating (i) its bona fide intention to offer such Holder Shares, (ii) the number of such Shares to be offered (the "Offered Shares"), and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

(b) Within 30 days after giving of the Notice, the Non-Selling Holder may elect to purchase the Offered Shares, at the price and on the terms specified in the Notice.

(c) If all Shares which the Non-Selling Holder is entitled to obtain pursuant to Section 2.1(b) are not elected to be purchased, the Selling Holder may, during the 90-day period following the expiration of the period provided in
Section 2.1(b), offer the remaining unpurchased portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice.

(d) If the Selling Holder does not sell or enter into an agreement for the sale of the Shares within such 90-day period, or if such agreement is not consummated within 30 days of the execution thereof, the right provided under this Section 2.1 shall be deemed to be revived and such Shares shall not be offered or sold unless first reoffered to the Non-Selling Holder in accordance herewith.

2.2 Exempt Transfers. Notwithstanding the foregoing, the right of first offer set forth in this Section 2 shall not apply to (a) any transfer to the ancestors, descendants or spouse or to trusts for the benefit of such persons or such Holder or to any majority-owned or majority-controlled affiliate of a Holder or (b) any resale under Rule 144 (promulgated under the Securities
Act) in compliance with the volume limitations set forth in Rule 144(e) thereunder (an "Exempt Transfer"), provided that as a condition precedent to any transfer made pursuant to the exemption provided by this Section 2.2(a), the Holder shall inform the other Holder of such transfer prior to effecting it and the transferee shall furnish the Holders with a written agreement to be bound by and comply with all provisions of this Agreement and such transferred Holder Shares shall remain "Holder Shares" hereunder, and such pledgee or transferee shall be treated as a "Holder" for purposes of this Agreement.

2.3 Void Transfers. Any attempt by a Holder to transfer Holder Shares in violation of this Section 2 hereof shall be void, and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of the each Holder.

2.4 Transfer Agent. The Holders agree that the Company may instruct its transfer agent to impose transfer restrictions on the Holder Shares to enforce the provisions of this Agreement and the Company agrees to promptly do so.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

In order to induce the Purchaser to enter into this Agreement, the Company hereby represents and warrants to the Purchaser that:

3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Registration Rights Agreement in the form attached hereto as Exhibit B, the Warrant in the form attached hereto as Exhibit C and the Employment Agreement (collectively, the "Related Agreements"), and to carry out in all material respects the provisions of this Agreement, the Related Agreements and to carry on in all material respects its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which failure to so qualify would have a material adverse effect on its business, properties, prospects or condition (financial or otherwise) (a "Material Adverse Effect").

3.2 Subsidiaries. Except as set forth in the Company's SEC Reports (as hereinafter defined), the Company does not own or control, directly or indirectly, any equity security or other interest of any other corporation, limited partnership or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

3.3 Capitalization.The authorized capital stock of the Company, as of the date hereof, consists of (i) 20,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock"), 6,287,343 shares of which are issued and outstanding, and (ii) 1,000,000 shares of preferred stock, par value $0.0001 per share, 1,000,000 shares of which are designated Convertible Series A Preferred Stock and 12,325.82 shares of which are issued and outstanding.

(b) Other than as set forth in the Company's SEC Reports and other than the shares reserved for issuance under the Warrant, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities.

(c) All issued and outstanding shares of the Company's Common Stock (i) have been duly and validly authorized and issued, fully paid and nonassessable and
(ii) other than as set forth in the Company's SEC Reports, were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

3.4 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and thereunder has been taken or will be taken prior to the Closing. The Agreement and the Related Agreements, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (ii) general principles of equity that restrict the availability of equitable remedies.

3.5 Compliance with Laws; Permits. The Company is not in violation of (i) any federal, state, local or foreign statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof, (ii) its Certificate of Incorporation, as amended, or By-Laws and (iii) any contracts except where (with respect to (i) and (iii)) such violation would not have a Material Adverse Effect. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained by the Company and no registrations or declarations are required to be filed by the Company in connection with the execution and delivery of this Agreement or any of the Related Agreements. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could have a Material Adverse Effect and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as currently planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority. The Company has not received notice of any pending cancellation or suspension of any thereof. The consummation of the transactions contemplated by the Stock Purchase Agreement and ownership of the Shares and the Warrant (as that term is defined in the Stock Purchase Agreement) by the Purchaser shall not result in the forfeiture or loss by the Company of any of the Company's licenses, permissions, consents, approvals or authorizations necessary for the conduct of the Company's business.

3.6 Full Disclosure. Neither this Agreement, the exhibits hereto, the Related Agreements nor any other document delivered by the Company to Purchaser Or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

3.7 SEC Reports and Financial Statements. (a) The Company has filed all forms, reports, schedules, registration statements, definitive proxy statements and other documents (together with all amendments thereof and supplements thereto) required to be filed by the Company with the Securities and Exchange Commission (the "SEC") (as such documents have since the time of their filing been amended or supplemented, the "SEC Reports"). As of their respective dates, the SEC Reports (i) complied as to form in all material respects with the requirements of the Securities Act of 1933 or the Securities Exchange Act of 1934, if applicable, as the case may be, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements (including, in each case, the notes, if any, thereto) of the Company included in the SEC Reports (the "Financial Statements") complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments (which are not expected to be, individually or in the aggregate, materially adverse to the Company taken as a whole)) the financial position of the Company as at the respective dates thereof and the results of their operations and cash flows for the respective periods then ended.

(b) Except as set forth in the SEC Reports, the Company does not have any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise), except for liabilities and obligations incurred in the ordinary course of business consistent with past practice which could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The Company is not in default in respect of the material terms and conditions of any indebtedness or other agreement which could, individually or in the aggregate, be expected to have a Material Adverse Effect.

3.8 Absence of Certain Events. Except as disclosed in the SEC Reports, since March 31, 2000, the Company has operated its business only in the ordinary course consistent with past practices and there has not occurred (i) to the Company's knowledge any event, occurrence or conditions which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (ii) any entry into or any commitment or transaction that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (iii) any material change by the Company in its accounting methods, principles or practices; (iv) any amendments or changes in the Certificate of Incorporation or By-Laws of the Company; (v) any reevaluation by the Company of its of their assets, including, without limitation, write-offs of accounts receivable, other than in the ordinary course of the Company's business consistent with past practices; (vi) any damage, destruction or loss which, individually or in the aggregate, resulted in or could reasonably be expected to have a Material Adverse Effect; (vii) any event pursuant to which the Company has engaged in any material transaction or entered into any material agreement, in each case outside the ordinary course of business which, individually or in the aggregate, could be reasonably expected to have a Material Adverse Effect; (viii) any increase in the compensation of any officer of the Company or any general salary or benefits increase to the employees of the Company other than in the ordinary course of business; or (ix) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of the Company, or any repurchase, redemption or other acquisition by the Company of any outstanding shares of capital stock or other securities of, or other ownership interests in, the Company, except with respect to the dividends declared with respect to the 12,325.82 shares of Series A Preferred Stock.

4. COVENANTS OF THE COMPANY.

The Company shall comply, and the Company shall cause any direct or indirect subsidiaries of the Company, if any, to comply (to the extent applicable), with the following covenants, except as shall otherwise be expressly agreed pursuant to a written consent or consents executed by the Purchaser:

4.1 Operating Licenses. The Company shall use its best efforts to cause all government licenses, permissions, covenants, approvals or authorizations necessary for the conduct of the Company's business as now being conducted by it, to be registered in the name of an officer or employee of the Company other than, or in addition to, Vassell.

4.2 Nasdaq Listing. The Company shall use its best efforts to cause the Company's Common Stock to remain listed on the Nasdaq Stock Market or any national securities exchange.

4.3 Directors' and Officers' Insurance. The Company shall maintain in full force and effect directors' and officers' liability insurance in reasonable amounts (but not less than $2,000,000) from established and reputable insurers. In accordance with Article Seventh of the Company's Certificate of Incorporation, the Company shall continue to limit the personal liability of its directors to the fullest extent permitted by Section 402 of the Business Corporation Law of the State of New York, as may be amended or supplemented

(the "BCL"). In accordance with Article Eighth of the Company's Certificate of Incorporation, the Company shall continue to indemnify its directors and officers to the fullest extent permitted by Article 7 of the BCL.

4.4 Inspection Rights. Upon reasonable notice to the Company, so long as the Purchaser shall Beneficially Own 300,000 Shares, the Purchaser shall have the right to, and the Company shall take such actions as are reasonably practicable in order to permit the Purchaser to, (a) visit and inspect any properties of the Company, (b) inspect and make extracts from the books and records of the Company, including, without limitation, management letters prepared by its independent certified public accountants, and (c) discuss with the Company's officers and employees, the respective businesses, assets, liabilities, financial conditions, results of operations and business prospects of the Company.

5. TERMINATION

5.1 This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which it shall terminate in its entirety:

(a) the date as of which the parties hereto terminate this Agreement by written consent of the Purchaser and Vassell; or

(b) the tenth anniversary of the date hereof.

6. MISCELLANEOUS

6.1 The parties hereto agree promptly after the execution of this Agreement to take all actions necessary to effect amendments to the Company's Certificate of Incorporation and By-Laws in order to incorporate and give full effect to the provisions of this Agreement.

6.2 The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or its heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

6.3 This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of law provisions thereof.

6.4 This Agreement may be amended and any term hereof may be waived only by an instrument in writing signed by the Company, Vassell and the Purchaser.

6.5 All offers, notices, acceptances, requests of other communications hereunder shall be in writing and shall be delivered (i) in person, (ii) by certified or registered mail, return receipt requested, (iii) by Federal Express or other nationally recognized overnight courier service which issues confirmation of delivery or (iv) by confirmed facsimile transmission, to the Company, Vassell and the Purchaser at the addresses or facsimile numbers set forth below or to such other addresses or facsimile number, as applicable, as any party hereto may designate to the others in writing:

                           If to the Company:

                           Command Security Corporation
                           Route 55 Lexington Park
                           Lagrangeville New York 12540
                           Facsimile:  (914) 454-0075

                           with a copy to:

                           David J. Pollitzer, Esq.
                           Herzog, Engstrom & Koplovitz, P.C.
                           99 Pine Street
                           Albany, New York 12207-2776
                           Facsimile:  (518) 462-2743

                           If to Vassell

                           William C. Vassell
                           148 Edward Place
                           Stamford, Connecticut  06905

                           with a copy to:

                           Robert Cantone
                           Proskauer Rose LLP
                           1585 Broadway
                           New York, New York  10036-8299
                           Facsimile:  (212) 969-2900

                           If to the Purchaser:

                           Reliance Security Group plc
                           Boundary House
                           Cricket Field Road
                           Uxbridge, Middlesex UB81QG
                           Attention:  Geoff Haslehurst
                           Facsimile:  011-44-189-520-5090

                           with copies to:

                           Rosenman & Colin LLP
                           575 Madison Avenue
                           New York, NY 10022
                           Attention:  Howard S. Jacobs, Esq.
                                       Wayne Wald, Esq.
                           Facsimile:  (212) 940-8776

      Any such notice shall be deemed to be given (i) when delivered, if delivered personally or by Federal Express or other nationally recognized overnight courier service, (ii) on the third Business Day after the date of mailing, if sent by certified or registered mail or (iii) upon confirmation of receipt, if delivered by facsimile transmission.

6.6 If any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

6.7 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors and other legal representatives.

6.8 This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

6.9 No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

6.10 The Company and Purchaser agree that any transaction or series of transactions between the Company and Purchaser, whether or not in the ordinary course of business, will be on terms and conditions substantially as favorable as would be obtainable in a comparable arm's length transaction with a Person other than the Company or Purchaser, as the case may be.

7. CERTAIN DEFINITIONS

7.1 "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person (as defined below) shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" as within the meanings of Section 13(d)(3) of the Exchange Act.

7.2 "Independent Director" means a natural person (a) who, for the five- year period prior to his or her appointment as Independent Director has not been, and during the continuation of his or her services as Independent Director is not, (i) an employee, director, member or officer of the Company or any of its affiliates (other than his or her services as an Independent Director of the Company); (ii) a customer of the Company or any of its affiliates, (iii) a consultant or other professional adviser retained by the Company or (iv) any member of the immediate family of a person described in (i), (ii) or
(iii) and (b) who, so long as the Company maintains a listing on the Nasdaq Stock Market, qualifies as an independent director under the Nasdaq listing requirements.

7.3 "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

     IN WITNESS WHEREOF, the parties hereto have executed this Letter Agreement as of the date first above written.

                                      COMMAND SECURITY CORPORATION

                                      By: ________________________________
                                          Name:___________________________
                                          Title:__________________________

                                      ------------------------------------
                                      WILLIAM C. VASSELL

                                      RELIANCE SECURITY GROUP PLC

                                      By: ________________________________
                                          Name:___________________________
                                          Title:__________________________

                                                                   APPENDIX 6

PROSKAUER ROSE LLP
Draft 9/12/00

     EMPLOYMENT AGREEMENT dated as of September ___, 2000 between COMMAND SECURITY CORPORATION, a New York corporation (the "Company"), and WILLIAM VASSELL ("Executive").

     Executive is currently a senior executive of the Company. Contemporaneously with the execution and delivery of this Agreement, the Company is entering into a certain Shareholder's Agreement with Reliance Security Group plc ("Reliance") and the Executive (the "Shareholders' Agreement"), and Reliance is entering into a Stock Purchase Agreement with certain stockholders of the Company (the "Stock Purchase Agreement"). The Company desires to assure the Company of Executive's continued service and Executive desires to continue to perform services for the Company from and after the consummation of the transactions contemplated by the Stock Purchase Agreement (the "Stock Purchase Closing"), and to set forth the terms of such continued employment.

     In consideration of the agreements hereinafter set forth, the Company and Executive agree as follows:

1. EFFECTIVENESS. This Employment Agreement shall become effective upon the date of consummation of the transactions contemplated by the Stock Purchase Agreement (the "Effective Date"). In the event the Stock Purchase Agreement is terminated, this Agreement shall be null and void.

2. EMPLOYMENT

2.1 Capacity; Duties. The Company hereby employs Executive as the Company's Chairman of the Board of Directors, Chief Executive Officer and President. Executive shall have general supervision over the business of the Company. Executive may manage his personal investments and may be involved in civic or charitable activities so long as such involvement does not interfere with his full-time duties to the Company or its subsidiaries. Executive may serve as a member of the board of directors of a corporation other than the Company or one of its subsidiaries, subject to the approval of the Board of Directors of the Company. Executive accepts the employment described herein and agrees to devote his full business time and effort thereto, and to perform those duties normally attributable to the positions for which he is employed hereunder.

2.2 Employment Period. Subject to the succeeding sentence hereof, Executive's employment shall be for the period (the "Employment Period") commencing on the Effective Date, and ending on the earlier of (i) the third anniversary of the Effective Date, or (ii) the date on which Executive's employment is terminated earlier pursuant to Section 6 hereof. Unless, at any time, notice is given by the Executive to the Company, or by the Company to the Executive, in either case no later than 90 days prior to next anniversary of the Effective Date, that the Employment Period shall not be extended, then, as of such next anniversary of the Effective Date, the Employment Period shall be automatically extended by one year on such anniversary date. Any such notice of non-extension is hereinafter referred to as a "Non-Renewal Notice"). The date on which the Employment Period shall expire pursuant to clause (i) above or the second sentence hereof is hereinafter referred to as the "Expiration Date."

3. COMPENSATION

3.1 Base Salary. During the Employment Period, as compensation for Executive's employment hereunder, Executive shall receive a base salary payable at such times as are consistent with the Company's normal payroll practices for its senior Executive officers from time to time in effect. Such base salary shall be at the rate of $175,000 per annum for the first year of the Employment Period, $225,000 for the second year of the Employment Period and $250,000 thereafter (including any period during which the Employment Period is extended pursuant to Section 2.2 hereof). (The base salary, including such increases, is hereinafter referred to as the "Base Salary".)

3.2 Incentive Compensation. During the Employment Period, Executive shall be eligible to receive, in addition to his Base Salary, incentive compensation (the "Incentive Compensation"). With respect to each of the three full fiscal years of the Company occurring after the Effective Dates, commencing with the fiscal year ending March 31, 2001, Executive shall be entitled to Incentive Compensation equal to 20% of Executive's Base Salary as of the end of such fiscal year ("Target Incentive Compensation") if EBT (as hereinafter defined) for that year equals or exceeds the Company's projected amount of EBT for that year. For each percentage increase in EBT above the projected amount of EBT, the Incentive Compensation will be increased by three percentage points of Executive's Base Salary, provided that the maximum Incentive Compensation Executive shall be entitled to receive with respect to any year shall be 50% of his Base Salary for that year. As used in this provision, (a) "EBT" shall mean the consolidated earnings of the Company and any of its subsidiaries before taxes but after giving effect to Executive's Incentive Compensation for such year, excluding extraordinary or unusual nonrecurring items of income and expense as determined by the Board of Directors of the Company in good faith based on the Company's audited annual financial statements prepared in accordance with generally accepted accounting principles consistently applied by the Company's independent accountants, and (b) subject to any adjustment thereof required pursuant to the succeeding sentences of this Section 3.2, the term "projected amount of EBT" means the aggregate amount of projected earnings of the Company and any of its subsidiaries, before taxes excluding extraordinary or unusual nonrecurring items of income and expense set forth in the confidential letter agreement dated the date hereof between the Executive and the Company (the "Confidential Letter Agreement"). If in any year the Company or any of its subsidiaries acquires or disposes of any material business, the projected amount of EBT for that year shall be adjusted to reflect the increase or decrease, as the case may be, in annual income and expense reasonably attributable to the acquired or disposed of business as determined in good faith by the Board of Directors of the Company. Executive shall be entitled to receive such Incentive Compensation within 30 business days after the issuance of the opinion of the Company's independent accountants concerning the Company's consolidated year-end financial statements. If the Board of Directors of the Company takes any action that alters in any material respect the Company expenditures contemplated by the budgets referred to in the Letter Agreement, then notwithstanding anything to the contrary contained herein, the Board of Directors of the Company shall, in consultation with Executive, (x) determine in good faith whether such action by the Board requires an adjustment of the Company's projected amount of EBT for the fiscal year in which such action is taken by the Board and/or for any subsequent fiscal years, and (y) if such adjustment is determined to be required, make a good faith adjustment of the Company's projected amount of EBT for the fiscal year in which such action is taken by the Board and/or for any subsequent fiscal years. Notwithstanding anything to the contrary herein, no effect shall be given in the calculation of EBT to any expenses or charges of the Company related to the transactions contemplated by the Shareholders' Agreement or the Stock Purchase Agreement.

3.3 Additional Compensation. Nothing contained herein shall limit or otherwise restrict the Board of Directors of the Company from granting to Executive at any time and from time to time such additional compensation as may be recommended from time to time by the Compensation Committee.

3.4 Expenses. The Company shall promptly reimburse Executive for all expenses reasonably incurred by him in the performance of his duties under this Agreement in accordance with the Company's general policies and practices for senior executive officers in effect from time to time.

4. OPTIONS

4.1 Initial Grant. Executive shall receive on the Effective Date options (the "Initial Options") under the Option Agreement by and between Executive and the Company (the "Initial Option Agreement"), a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference. [Form of option to be substantially the same as Reliance Warrant, except that (a) the number of shares covered shall be 2% of the total shares outstanding, assuming the exercise of the Reliance Warrant, and (b) the Initial Options shall be exercisable only to the extent the Reliance Warrant is exercised, on a pro rata basis.]

4.2 Additional Grants. Executive shall be entitled to receive options ("Additional Options") under the Option Agreement by and between Executive and the Company (the "Option Agreement"), a copy of which is attached hereto as Exhibit 4.2, and incorporated herein by reference. [Form of option to be substantially the same as Reliance Warrant, except that the number of shares covered shall be sufficient to increase Bill's percentage ownership to 20%, after giving effect to the exercise of the Reliance Warrant and vesting shall be subject to achievement of EBT goals for fiscal 2002, 2003 and 2004.]

5. BENEFITS; PERQUISITES

5.1 Benefits. During the Employment Period, Executive shall be entitled to participate in all benefit, welfare and perquisite plans, policies and programs, in accordance with the terms thereof, as are generally provided from time to time by the Company for its employees and for which Executive is eligible and such other benefit, welfare and perquisite plans, policies and programs (other than those involving a cash payment or the issuance of stock options or other equity) as determined by the Compensation Committee or the Board of Directors.

5.2 Vacation. During each calendar year during the Employment Period, Executive shall be entitled to four (4) weeks of vacation. Such vacation 4 entitlement shall be deemed earned as of January 1 of each year during the Employment Period (except that a pro rata vacation entitlement shall be deemed earned as of the Effective Date for 2000), and at the option of Executive, up to two (2) weeks of vacation may be carried from one year to another; provided, however, that Executive shall not be entitled to cash compensation for any unused vacation.

5.3 Perquisites. During the Employment Period, the Company shall

(a) provide, at its cost, term life insurance on the life of Executive payable to Executive's designated beneficiary or beneficiaries and providing a death benefit equal to (i) the greater of $1 million or 200% of the Executive's annual Base Salary and maximum Incentive Compensation then in effect, less (ii) the death benefit payable under any group term life insurance to which Executive is entitled under any insurance benefit program of the Company; and

(b) provide Executive an automobile allowance in an amount at least equal the allowance currently provided to Executive.

5.4 Relocation Expenses. If the Company relocates its corporate office to a location more than 50 miles away from its current location and the Executive does not terminate his Employment pursuant to Section 6.1(c)(i) hereof as a result of such relocation, the Company shall provide the benefits set forth on Exhibit 2 hereto.

6. TERMINATION

6.1 Termination of Employment. Executive's employment (and the Employment Period) shall terminate prior to the Employment Expiration Date upon the occurrence of any of the following events:

(a) upon Executive's death or Executive's Disability (pursuant to Section 6.2 hereof); or

(b) (i) by action of the Board of Directors for Cause (as defined in Section
6.3 hereof); or (ii) by action of the Board of Directors without Cause.

(c) by Executive (i) following a material breach to the detriment of Executive by the Company or Reliance of the Shareholders Agreement, a material diminution of the Executive's duties and/or authority hereunder, a relocation of the

Company's corporate headquarters to a location more than 50 miles away from its current location, or any other material breach by the Company of this Agreement, which other breach is not cured within 30 days after written notice from Executive thereof (any such diminution, relocation or other uncured breach being hereinafter referred to as a "Constructive Discharge"),
(ii) upon 180 days prior written notice to the Company, or (iii) following a Change in Control (as hereinafter defined) provided that (x) Executive has given the Company at least six months' prior written notice of his termination, or (y) there has occurred a Constructive Discharge. A "Change in Control" shall be deemed to occur upon any of the following: (i) acquisition by any one "person" (as such term is defined in ss.3(a)(9) of the Securities and Exchange Act of 1934, as amended, and used in ss.13(d) and 14(d) thereof, including "group" as defined in ss.13(d) thereof) other than Reliance of more than 50% of the Company's voting shares; (ii) directors elected to the Board over any 24 month period not nominated by the Company's Board of Directors represent 50% or more of the total number of directors constituting the Board at the beginning of the period (or such nomination results from an actual or threatened proxy contest) other than pursuant to the Shareholders' Agreement or any election to the Board of Directors of the Company of designees of Reliance; (iii) any merger, consolidation or other corporate combination upon the completion of which the Company's shares do not represent more than 50% of the combined voting power of the resulting entity; or (iv) upon the sale of all or substantially all of the consolidated assets of the Company.

6.2 Disability. If, by reason of physical or mental disability, Executive is unable to carry out the material duties he has agreed to carry out under this Agreement (i) for more than 180 days in any twelve-month period or (ii) as certified by a physician ("Disability"), the Employment Period shall terminate hereunder. Executive shall submit to an examination by a physician for purposes of the preceding sentence upon the request of the Board of Directors. During any period of Disability prior to such termination, Executive shall continue to receive all compensation and other benefits provided herein as if he had not been disabled at the time, in the amounts and in the manner provided herein. The Company shall be entitled to a credit against any amounts payable to Executive under this Agreement during any period of Disability (whether such payments are before or after termination of employment hereunder) with regard to the amount, if any, paid to Executive for such period under any disability plan of the Company.

     6.3 Cause. For purposes of this Agreement, the term "Cause" shall be limited to (i) action by Executive involving (x) fraud, embezzlement or misappropriation affecting the Company or (y) willful malfeasance affecting the

Company in any material respect; (ii) Executive being convicted of a felony involving theft, fraud or moral turpitude (other than resulting from a traffic violation or like event); or (iii) Executive's failure or refusal to perform his material duties as required hereunder or to follow direct instructions from the Board of Directors of the Company or Executive's material breach of his duty of loyalty to the Company and failure to correct any such failure, refusal or breach within 30 days of notice of commission thereof.

7. CONSEQUENCES OF TERMINATION

7.1 Company Termination for Cause; Executive Termination Other Than for Constructive Discharge or Following Change in Control; Death or Disability. If Executive's employment hereunder is terminated by the Company for Cause, by the Executive other than pursuant to Section 6.1(c)(i) or (iii) hereof, or as a result of Executive's death or Disability, the Company shall have no further obligation to Executive under this Agreement except that Executive shall be paid those obligations accrued hereunder to the date of termination, consisting only of (a) Executive's unpaid Base Salary to the extent unpaid through the date of termination, (b) any deferred compensation earned but not yet paid (together with any accrued earnings thereon), and (c) to the extent permitted under this Agreement, any other amounts or benefits owing to Executive or his beneficiaries under the then applicable benefit plans, policies and programs of the Company. (Such amounts specified in clauses (a) through (c) above are hereinafter referred to as "Accrued Obligations".) In the case of Executive death or disability, Executive shall also be entitled to the Incentive Compensation to which he would have been entitled pursuant to this Agreement multiplied by a fraction, the numerator of which is the number of days from the end of the preceding fiscal year to the date of death or termination for disability and the denominator of which is 365. Unless otherwise previously directed by Executive (or, in the case of any benefit plan qualified under Section 401(a) of the Internal Revenue Code, as amended (the "Code") (any such plan hereinafter referred to as a "Qualified Plan"), as may be required by such Qualified Plan), all Accrued Obligations shall be paid to Executive in a lump sum (to the extent such obligations are able to be paid, under the terms of the plan for which such obligation arose, in a lump sum) in cash within 30 days after the date of termination, and, otherwise, in accordance with the terms of the applicable plan or applicable law.

7.2 Company Termination Without Cause; Constructive Discharge. If Executive's employment hereunder is terminated by the Company without Cause or by Executive pursuant to Section 6.1(c)(i) or (iii) above, the Company shall have no further obligation to Executive under this Agreement except that:

(a) Unless otherwise directed by Executive (or, in the case of any Qualified Plan, as may be required by such plan) Executive shall be paid all Accrued Obligations to the date of termination in a lump sum (to the extent such obligations are able to be paid, under the terms of the plan for which such obligation arose, in a lump sum) in cash within thirty (30) business days after the date of termination, and, otherwise, in accordance with the terms of the applicable plan or applicable law.

(b) Unless otherwise directed by Executive, Executive shall be paid, as severance pay, within thirty (30) business days after the date of termination in a lump sum in cash an amount equal to (i) Executive's then annual Base Salary multiplied by a fraction, the denominator of which is 365 and the numerator of which is the number of days between the date of termination and the Expiration Date (the "Contract Balance Fraction"), plus (ii) if the Company has achieved at least 80% of the projected amount of EBT with respect to the fiscal year ended prior to such termination, the Target Incentive Compensation to which Executive would have been entitled with respect to the fiscal year in which such termination occurs multiplied by the Contract Balance Fraction.

(c) If the Company has achieved at least 80% of the projected amount of EBT with respect to the fiscal year ended prior to such termination, to the extent permitted or not prohibited by any pension plan, as such term is defined in ERISA Section 3(2)(A), of the Company (or its subsidiaries) in which Executive is permitted to participate hereunder or by applicable law, after the date of termination, the Company shall make immediately available to Executive, in a lump sum (to the extent such obligation is able to be paid in a lump sum under the terms of the plan for which such obligation arose), all vested amounts under any such plan. Notwithstanding the terms of any options or restricted stock agreements between the Company and Executive, the vesting of all options and restricted stock, if any, held by Executive, shall be accelerated to the date of termination; provided, however, that the vesting of the Additional Options shall not be accelerated to the date of termination unless the Company has achieved at least 80% of the projected amount of EBT with respect to the fiscal year ended prior to such termination.

(d) The Company, at its cost, shall continue for the lesser of one year or the date upon which Executive accepts a position with an employer that offers health and medical benefits comparable to those to which Executive is entitled from the Company, the participation of Executive and his spouse and children in all health and medical benefit plans, policies and programs in effect from time to time with respect to the senior executive officers of the Company and their families.

8. CONFIDENTIAL INFORMATION, NON-COMPETITION, ETC.

(a) (i) Both during and after the Employment Period, Executive shall hold in a fiduciary capacity for the benefit of the Company and shall not, without the prior written consent of the Company, communicate or divulge (other than in the performance of Executive's duties to the Company under this Agreement), to anyone other than the Company, its subsidiaries and those designated by it, any confidential or proprietary information, knowledge or data relating to the Company or any of its subsidiaries, or to any of their respective businesses, obtained by Executive before or during the Employment Period except to the extent (A) disclosure is made during the Employment Period by Executive in the course of his duties hereunder and Executive reasonably determines in good faith that it is in the best interest of the Company to do so, (B) Executive is compelled pursuant to an order of a court or other body having jurisdiction over such matter to do so (in which case the Company shall be given prompt written notice of such intention to divulge not less than five days prior to such disclosure or such shorter period as the circumstances may reasonably require) or (C) such information, knowledge or data is or becomes public knowledge or is or becomes generally known within the Company's industry other than through improper disclosure by Executive.

(ii) Executive acknowledges and agrees that the whole interest in any invention, improvement, confidential information, copyright, design, plan, drawing or data, including all worldwide rights to copyrights or any other intellectual property rights (collectively, the "Rights") arising out of or resulting from Executive's performance of his duties during the Employment Period shall be the sole and exclusive property of the Company. Executive undertakes (at the expense of the Company) to execute any document or do any reasonably necessary act to enable the Company to obtain or to assist the Company in obtaining any Rights. Executive hereby irrevocably appoints the Company to be his attorney-in-fact to execute in his name and on his behalf any instrument required and take any actions reasonably necessary for the purpose of giving to the Company the full benefit of the provisions of this subsection; provided, however, that the Company shall notify Executive prior to executing any such instruments or taking any such actions.

(b) Executive will not (other than on behalf of the Company) directly or indirectly during the Employment Period, as an individual proprietor, partner, stockholder, officer, employee, director, joint venturer, investor, lender, or in any other capacity whatsoever (other than as the holder of not more than five (5) percent of the total outstanding stock of a publicly held company), engage in a business which is competitive with the business of the Company as such business is conducted during the Employment Period. In addition, for a period of one year following termination of Executive's employment hereunder for any reason, Executive shall not (i) solicit (other than by means of a general solicitation through advertisement) for employment or employ any person who is a senior executive or branch manager of the Company as of the date of termination of Executive's employment hereunder unless such senior executive or branch manager is subsequently discharged by the Company; (ii) solicit any customer of the Company as of the date of such termination to purchase from Executive or any business of which Executive is an individual proprietor, partner, stockholder, officer, employee, director, joint venturer, investor (other than as the holder of not more than five (5) percent of the total outstanding stock of a publicly held Company) or lender, services of a type offered by the Company as of the date of such termination unless such customer has terminated its business with the Company after the date of such termination due solely to the Company's failure to provide services to the customer in a manner satisfactory to the customer, which failure has been asserted by such customer in writing to the Company; or
(iii) provide to any customer of the Company as of the date of such termination on behalf of Executive or any business of which Executive is an individual proprietor, partner, stockholder, officer, employee, director, joint venturer, investor (other than as the holder of not more than five (5) percent of the total outstanding stock of a publicly held Company) or lender, services of a type offered by the Company as of the date of such termination unless such customer has terminated its business with the Company after the date of such termination of employment due solely to the Company's failure to provide services to the customer in a manner satisfactory to the customer, which failure has been asserted by such customer in writing to the Company.

(c) If any restriction set forth in Section 8(b) hereof is found by any court of competent jurisdiction or arbitrator to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

(d) The restrictions contained in Sections 8(a) and (b) hereof are necessary for the protection of the business and goodwill of the Company and are considered by Executive to be reasonable to such purpose. Executive acknowledges and agrees that money damages would not adequately compensate the Company for any breach of Sections 7(a) or 7(b) hereof and will cause the Company substantial and irreparable damage and therefore, in the event of any such breach, in addition to such other remedies which may be available, the Company shall have the right to seek specific performance and injunctive relief.

9. NO MITIGATION; SET-OFF

If Executive's employment with the Company is terminated by the Company without Cause prior to the Employment Expiration Date but within twelve months after the end of any fiscal year, commencing with the fiscal year ending March 31, 2001, in which the Company has failed to achieve EBT equal to at least 80% of the projected amount of EBT, Executive shall attempt to mitigate his damages by seeking, with reasonable diligence, a position comparable in responsibility to his position held with the Company at a compensation and benefits level comparable to those afforded him hereunder. If Executive's employment with the Company is terminated prior to the Employment Expiration Date for any other reason whatsoever, Executive shall not be required to seek other employment or to attempt in any way to reduce any amounts payable to Executive by the Company pursuant to this Agreement; provided, however, that the amount of any payment provided for in Section 7.2(b) of this Agreement shall be reduced by any compensation earned by Executive as the result of employment by another employer.

10. LEGAL FEES

If Executive collects, or negotiates and reaches a settlement for, any part or all of the payments provided for hereunder (or otherwise successfully enforces the terms of this Agreement) by or through a lawyer, the Company shall advance all reasonable costs of such collection or enforcement, including reasonable legal fees and disbursements and other fees and expenses which Executive may incur, promptly after submission of documentation reasonably acceptable to the Company in respect of such costs and expenses. All amounts paid by the Company shall promptly be refunded to the Company if and when a court of competent jurisdiction finds that the Company is entitled to have such sums refunded or if a settlement is reached which is insubstantial compared to the damages that were requested.

11. SUCCESSORS; BINDING AGREEMENT

(a) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company to expressly assume and agree in writing to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such transaction had taken place, provided that Executive need only be one of the senior Executive officers with the authority, powers and responsibilities set forth in Section
1.1 hereof with respect to the subsidiary or subdivision which operates the business of the Company as it exists on the date of such business combination. Failure of the Company to obtain such express assumption and agreement at or prior to the effectiveness of any such transaction shall be a breach of this Agreement and shall entitle Executive to compensation and benefits from the Company in the same amount and on the same terms to which Executive would be entitled hereunder if the Company terminated his employment without Cause, except that for purposes of implementing the foregoing, the date on which any such transaction becomes effective shall be deemed the date of termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

(b) The Company may not assign this Agreement except in connection with, and to the acquiror of, all or substantially all of the business or assets of the Company, provided such acquiror expressly assumes and agrees in writing to perform this Agreement as provided in Section 11(a) hereof.

(c) This Agreement shall inure to the benefit of and be enforceable by Executive and his personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees; provided, however, that this Agreement may not be assigned by Executive.

(d) The parties agree that Executive's family members are the intended third party beneficiaries of the provisions of Article 5 to the extent that benefits are expressly granted to them in such Article, with the right to enforce such provisions as fully as if they were parties to this Agreement.

12. INDEMNIFICATION.

12.1 Company to Indemnify. The Company shall indemnify Executive with respect to any action taken by Executive or omission of Executive occurring on or after the Effective Date, to the fullest extent permitted by applicable law in effect on the date hereof or as such laws may from time to time be amended. Without diminishing the scope of the indemnification provided by this Section 12.1, the rights of indemnification of Executive provided hereunder shall include but shall not be limited to those rights set forth hereinafter, except to the extent expressly prohibited by applicable law.

12.2 Action or Proceeding Other Than an Action by or in the Right of the Company. Executive shall be entitled to the indemnification rights provided in this Section 12.2 if he is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee, agent, partner or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner or fiduciary of any other entity or by reason of anything done or not done by him in any such capacity. Pursuant to this
Section 12.2, Executive shall be indemnified against all reasonable expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense or appeal thereof), if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful.

12.3 Actions by or in the Right of the Company. Executive shall be entitled to the indemnification rights provided in this Section 12.3 if he is a person who was or is made a party or is threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, agent, partner or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner or fiduciary of any other entity by reason of anything done or not done by him in any such capacity. Pursuant to this
Section 12.3, Executive shall be indemnified against all expenses (including attorneys' fees) and costs actually and reasonably incurred by him in connection with such action or suit (including, but not limited to, the investigation, defense, settlement or appeal thereof) if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue or matter as to which applicable law expressly prohibits such indemnification by reason of an adjudication of liability of Executive to the Company, unless, and only to the extent that, the court in which such action or suit was brought shall determine upon application that, despite such adjudication of liability but in view of all the circumstances of the case, Executive is fairly and reasonably entitled to indemnification for such expenses and costs as such court shall deem proper.

12.4 Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the other provisions of this Agreement and in addition to the rights to indemnification set forth in Sections 12.2 and 12.3 hereof, to the extent that the Executive has served as a witness on behalf of the Company or has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 12.2 and 12.3 hereof, or in defense of any claim, issue or matter therein, he shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection therewith.

12.5 Partial Indemnification. In addition to the rights to indemnification set forth in Sections 12.2 and 12.3 hereof, if Executive is only partially successful in the defense, investigation, settlement or appeal of any action, suit, investigation or proceeding described in Sections 12.2 and 12.3 hereof, and as a result is not entitled under Section 12.2, 12.3 or 12.4 hereof to indemnification by the Company for the total amount of the expenses (including attorneys' fees), costs, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by him, the Company shall nevertheless indemnify Executive, as a matter of right pursuant to Section
12.4 hereof, to the extent that Executive has been partially successful.

12.6 Determination of Entitlement to Indemnification. Upon written request by Executive for indemnification pursuant to Section 12.2 or 12.3 hereof, the entitlement of Executive to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board of Directors of the Company by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined); or (b) if such a quorum is not obtainable or, even if obtainable, if the Board of Directors by the majority vote of Disinterested Directors so directs, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to Executive; or (c) by the stockholders of the Company. Independent Counsel shall be selected by the Board of Directors. Upon failure of the Board so to select Independent Counsel, Independent Counsel shall be selected by the President of the Association of the Bar of the City of New York or such other person as such President shall designate to make such selection. Such determination of entitlement to indemnification shall be made not later than 60 days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Executive. Any costs or expenses (including attorneys' fees) actually and reasonably incurred by Executive in connection with his request for indemnification hereunder shall be borne by the Company if it is determined that the Executive is entitled to indemnification. If the person making such determination shall determine that Executive is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

12.7 Presumptions and Effect of Certain Proceedings. The Secretary of the Company shall, promptly upon receipt of Executive's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section
12.6 that Executive has made such request for indemnification. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 120 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Executive shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 12.2 or 12.3 hereof by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself: (a) create a presumption that Executive did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that Executive had reasonable cause to believe that his conduct was unlawful; or (b) otherwise adversely affect the rights of Executive to indemnification except as may be provided herein.

12.8 Advancement of Expenses and Costs. All reasonable expenses and costs incurred by Executive (including attorneys' fees, retainers and advances of disbursements required of Executive) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding at the request of Executive within 20 days after the receipt by the Company of a statement or statements from Executive requesting such advance or advances from time to time. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith and shall include or be accompanied by an undertaking by or on behalf of Executive to repay such amount if it is ultimately determined that Executive is not entitled to be indemnified against such expenses and costs by the Company as provided by this Agreement or otherwise.

12.9 Remedies of Executive in Cases of Determination not to Indemnify or to Advance Expenses. In the event that a determination is made that Executive is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 12.6 and 12.7 hereof, or if expenses are not advanced pursuant to
Section 12.8 hereof, Executive shall be entitled to a final adjudication in an appropriate court of the State of New York or any other court of competent jurisdiction of his entitlement to such indemnification or advance. Alternatively, Executive at his option may seek an award in arbitration to be conducted by three arbitrators pursuant to the rules of the American Arbitration Association, such award to be made within 60 days following the filing of the demand for arbitration. The Company shall not oppose Executive's right to seek any such adjudication or award in arbitration or any other claim, but may oppose Executive's right to indemnification. Such judicial proceeding or arbitration shall be made de novo and Executive shall not be prejudiced by reason of a determination (if so made) pursuant to Sections 12.6 and 12.7 hereof that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of
Section 12.6 or 12.7 hereof that Executive is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary. If the court or arbitrator shall determine that Executive is entitled to any indemnification hereunder, the Company shall pay all reasonable expenses (including attorneys' fees) and costs actually incurred by Executive in connection with such adjudication or award in arbitration (including, but not limited to, any appellate proceedings).

12.10 Other Rights to Indemnification. The indemnification and advancement of expenses (including attorneys' fees) and costs provided by this

Agreement shall not be deemed exclusive of any other rights to which Executive may now or in the future be entitled under any provision of the by-laws, agreement, provision of the Certificate of Incorporation, vote of stockholders or disinterested directors, provision of law or otherwise.

12.11 Duration of Agreement. This provision of this Article 12 shall continue until and terminate upon the later of (a) 6 years after Executive has ceased to occupy any of the positions or have any of the relationships described in Sections 12.2 and 12.3 of this Agreement; and (b) the final termination of all pending or threatened actions, suits, proceedings or investigations with respect to Executive.

12.12 D&O Insurance. Without intending to limit in any way the obligations of the Company pursuant to the other provisions of this Article 12, the Company shall maintain in effect throughout the Employment Period and an additional period of at least five years thereafter, the current policies of directors' and officers' liability insurance maintained by the Company.

12.13 Definitions. For purposes of this Agreement:

(a) "Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by Executive.

(b) "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor at any time in the past has been retained to represent: (i) the Company or Executive in any matter material to either such party, or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Executive in an action to determine Executive's right to indemnification under this Agreement.

13. MISCELLANEOUS

(a) Any notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly made, given or received when hand-delivered, one (1) business day after being transmitted by telecopier (confirmed by mail) or sent by overnight courier against receipt, or five (5) days after being mailed by registered or certified mail, postage prepaid, return receipt requested, to the party to whom such communication is given at the address set forth below, which address may be changed by notice given in accordance with this Section:

                  If to the Company:

                           Command Security Corporation

                           Attention: Secretary

                  If to Executive:

                           Mr. William Vassell

                           ----------------------------

                           ----------------------------

(b) If any provision of this Agreement shall be held by court of competent jurisdiction to be illegal, invalid or any unenforceable, such provision shall be construed and enforced as if it had been more narrowly drawn so as not to be illegal, invalid or unenforceable and such illegality, invalidity or unenforceability shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

(c) No provision of this Agreement may be modified, waived or discharged except by a waiver, modification or discharge in writing signed by Executive and such officer as may be designated by the Board of Directors. No waiver by either party hereto at any time of any breach by the other party hereto of, or in compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

(d) This Agreement (together with the Shareholders Agreement, the Confidential Letter Agreement, the Initial Option Agreement and the Option Agreement) represents the entire agreement of the parties and shall supersede any and all previous contracts, arrangements or understandings between the Company and Executive with respect to the subject matter hereof including, without limitation, the Amended and Restated Employment Agreement dated May 24, 1990, between Executive and the Company, as further amended, and the Compensation Continuation Agreement between Executive and the Company dated September 25, 1992 (collectively, the "Predecessor Agreement"); provided, however, that this Agreement shall not supersede the Predecessor Agreement until the Effective Date, and any rights accrued under the predecessor Agreement on or prior to the Effective Date shall survive the Effective Date.

(e) This Agreement shall be construed, interpreted, and governed in accordance with the laws of the State of New York, without reference to rules relating to conflicts of law.

(f) The section headings herein are for the purpose of convenience only and are not intended to define or limit the contents of any section.

(g) The parties may sign this Agreement in counterparts, all of which shall be considered one and the same instrument.

                   [END OF TEXT -- SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have set their hands as of the day and year first above written.

                                             COMMAND SECURITY CORPORATION

                                             By:_______________________________
                                                  Authorized Signatory
                                                  Name:
                                                  Title:

                                                -------------------------------
                                                WILLIAM VASSELL

                                                                     Exhibit 2

                              Relocation Program

This document describes the relocation/reimbursement program (the "Relocation Program") available to Executive.

I. The Executive will be reimbursed by the Company for the actual costs associated with the sale of Executive's principal home ("Former Home"), as follows:

A. Generally:

1. Packing, shipping, moving, storing, if necessary, unpacking and insuring household goods and common personal possessions (carrier is typically prohibited from delivering perishables, frozen foods, plants or shrubbery, combustible items and paint, or articles of extraordinary value such as jewelry, precious stones, stamp collections, wills, stocks, etc.).

2. Reasonable (at least six roundtrips with Executive and one dependent) pre-move travel, meals, etc. for house hunting.

3. Selling expenses on Executive's Former Home as follows:

- Reasonable attorney's fees
- Transfer tax
- Real estate commission, up to a maximum total of 6% of the gross sales price.

4. Disconnecting and connecting normal appliances at origin and destination.

B. The Company will pay for moving the following:

1. Automobiles (maximum two), registered in Executive's (or spouse's) name.

2. One boat or trailer, registered in Executive's (or spouse's) name.

3. Household pets.

C. The Company will reimburse Executive for the following incidental expenses reasonably incurred in connection with Executive's relocation:

1. Travel expenses, including meals and lodging incurred by Executive and dependents while traveling from Former Home to Executive's new location via personal car or common carrier, coach class.

2. Meals and lodging expenses temporarily incurred by Executive and dependents, if any, until Executive obtains permanent living quarters. Such reimbursement shall not exceed such costs for three months or until 21 days following delivery of Executive's personal or household goods, whichever first occurs. Extensions may be granted at the Company's discretion as a result of extenuating circumstances.

D. The Company will reimburse Executive for the following expenses in connection with purchasing a principal house/home within a reasonable proximity to the new Company's headquarters' location within eighteen (18) months of the relocation of Executive:

1. Reasonable attorney's fees;

2. Title search and any other filing fees;

3. Building and termite inspection;

4. Mortgage application, and placement fee.

E. The Company will provide, through a home equity broker or otherwise, to Executive a bridge loan for the purchase of a principal house/home until his Former Home is sold, in an amount up to $500,000 and the fair value of the Former Home, net of any mortgages.

F. The Company will make a payment to Executive equal to one month's Base Salary to cover other incidental expenses relating to moving. This payment shall be automatic. This payment will be made within ten (10) days of Executive's confirmation of commitments relative to the move.

G. To the extent the Executive incurs any tax obligations as a result of this Relocation Program, the Company shall pay the Executive or the applicable taxing authorities on the Executive's behalf, no later than thirty (30) days prior to the time the tax is due, an amount equal to the sum of such taxes and all taxes payable on account of payments made to the Executive under this paragraph G.

                                                                   APPENDIX 7

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
-------------------------------------------------------x
ROBERT J. ROSAN, STEVEN B. SANDS,
LLOYD SAUNDERS, III, PETER T. KIKIS
and THOMAS P. KIKIS,                                   :

                  Plaintiffs,                          :

                                                          Index No. 606166/97

                           -against-                   :  IAS Part 49
                                                          (Kahn, J.)

WILLIAM C. VASSEL, GORDON ROBINETT, PETER J. NEKOS,
GREGORY I. MILLER, DAVID J. POLLITZER, ESQ.,           :
and COMMAND SECURITY CORPORATION,

                                                       :  STIPULATION & ORDER

                            Defendants.                   OF DISMISSAL
                                                       :

                                                       :
-------------------------------------------------------x

                  IT IS HEREBY STIPULATED AND AGREED by and among the undersigned counsel for the parties to this action that, upon the consummation of the transactions contemplated by the Stock Purchase Agreement, dated _______, plaintiffs' claims against defendants are dismissed with prejudice and without costs to any party.

Dated:            New York, New York
                  September _, 2000

                                     LAW OFFICES OF STEVEN L. WITTELS

                                     By:      ---------------------------------

                                              18 Half Mile Road
                                              Armonk, New York 10504
                                              (914) 273-7314

                                     Attorneys for Plaintiff Robert J. Rosan

                                     LITTMAN KROOKS ROTH & BALL, P.C.


                                     By:

                                              655 Third Avenue, 20th Floor
                                              New York, New York 10017
                                              (212) 490-2020

                                     Attorneys for Plaintiffs Steven B. Sands,
                                     Lloyd Saunders, III, Peter T. Kikis and
                                     Thomas P. Kikis

                                     LAW OFFICES OF JEREMY HEISLER

                                     By:      --------------------------------

                                              299 Broadway, Suite 1020
                                              New York, New York 10007
                                              (212) 406-0016

                                     Attorneys for Plaintiffs Steven B. Sands,
                                     Lloyd Saunders, III, Peter T. Kikis
                                     and Thomas P. Kikis

                                     PROSKAUER ROSE LLP

                                     By:      --------------------------------

                                              1585 Broadway
                                              New York, New York 10036
                                              (212) 969-3000

                                     Attorneys for Defendants William C.
                                     Vassell, Gordon Robinett, Gregory J.
                                     Miller and Peter J. Nekos

                                     SILLER WILK LLP

                                     By:      --------------------------------

                                              747 Third Avenue
                                              New York, New York 10017-2803
                                              (212) 421-2233

                                     Attorneys for Defendant David J.
                                     Pollitzer, Esq.

                                     BRAGAR & WEXLER, P.C.

                                     By:      --------------------------------

                                              900 Third Avenue
                                              New York, New York 10022
                                              (212) 308-5858

                                     Attorneys for Defendant Command Security
                                     Corporation

SO ORDERED

By:------------------------------
   Honorable Herman J. Cahn

                                                                   APPENDIX 8

                        REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made and entered into as of the 12th day of September, 2000, by and among Command Security Corporation, a New York corporation (the "Company") and Reliance Security Group plc, a corporation organized under the laws of England and Wales (the "Holder").

                                 WITNESSETH:

     WHEREAS, the Holder has agreed to purchase shares (the "Shares") of common stock, par value $.0001 per share, of the Company (the "Common Stock"), shares of Series A Preferred Stock, par value $.0001, per share of the Company (the "Preferred Stock"), and certain of the Company's outstanding warrants to purchase shares of Common Stock (the "Outstanding Warrants"), pursuant to a Stock Purchase Agreement dated as of the date hereof (the "Stock Purchase Agreement") between the Holder and certain shareholders of the Company;

     WHEREAS, the Company has issued a Warrant (the "Warrant") to the Holder to purchase shares of Common Stock; and

     WHEREAS, the Company desires to grant to the Holder registration rights with respect to the Shares purchased;

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

1. (a) Effectiveness. This Agreement shall become effective upon the date of consummation of the transactions contemplated by the Stock Purchase Agreement (the "Effective Date"). In the event the Stock Purchase Agreement is terminated, this Agreement shall be null and void.

(b) Piggyback Registration. If, at any time during the five-year period commencing on the Effective Date, the Company shall file a registration statement (other than a registration statement on Form S-4, Form S-8, or any successor form) with the Securities and Exchange Commission (the "Commission") while any Registrable Securities (as hereinafter defined) are outstanding, the Company shall give the Holder at least 20 days' prior written notice of the filing of such registration statement. If requested by the Holder in writing within 20 days after receipt of any such notice, the Company shall, at the Company's sole expense (other than the fees and disbursements of counsel for the Holder, and the underwriting discounts, if any, payable in respect of the Registrable Securities sold by the Holder), register all or, at the Holder's option, any portion of the Registrable Securities of the Holder, concurrently with the registration of such other securities, all to the extent required to permit the public offering and sale of the Registrable Securities through the facilities of all appropriate securities exchanges, if any, on which the Company's Common Stock is being sold or on the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable. Notwithstanding the foregoing, if the managing underwriter of any such offering shall determine and advise the Company in writing that, in its opinion, the distribution of all or a portion of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company would adversely affect the distribution of such securities by the Company for its own account, then the Holder shall delay the offering and sale of such Registrable Securities (or the portions thereof so designated by such managing underwriter) for such period, not to exceed 120 days (the "Delay Period") as the managing underwriter shall request, provided that no such delay shall be required as to any Registrable Securities if any securities of the Company are included in such registration statement and eligible for sale during the Delay Period for the account of any person other than the Company and Holder unless the securities included in such registration statement and eligible for sale during the Delay Period for such other person shall have been reduced pro rata to the reduction of the Registrable Securities which were requested to be included and eligible for sale during the Delay Period in such registration. As used herein, "Registrable Securities" shall mean (i) the Shares of Common Stock, (ii) the shares of Common Stock issuable upon conversion of the Preferred Stock, (iii) the shares of Common Stock issuable upon exercise of the Outstanding Warrants and (iv) the shares of Common Stock issuable upon exercise of the Warrant, which, in each case, have not been previously sold pursuant to a registration statement or Rule 144 promulgated under the Securities Act.

(c) Demand Registration. If, at any time during the five-year period commencing on the Effective Date, the Company shall receive a written request from the Holder to register the sale of all or part of such Registrable Securities, the Company shall, as promptly as practicable, at the Company's sole cost and expense (other than the fees and disbursements of counsel for the Holder and the underwriting discounts, if any, payable in respect of the Registrable Securities sold by the Holder) prepare and file with the Commission a registration statement sufficient to permit the public offering and sale of the Registrable Securities through the facilities of all appropriate securities exchanges, if any, on which the Company's Common Stock is being sold or on the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable; provided, however, that the Company shall only be obligated to file one such registration statement. The Company shall not be obligated to effect any registration of its securities pursuant to this Section 1(c) within nine months after the effective date of any previous registration statement prepared and filed in accordance with Sections 1(b) or 1(c) (other than a registration statement on Forms S-4, S-8 or other successor forms).

(d) In the event of a registration pursuant to the provisions of this Section 1, the Company shall use its best efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Holder may reasonably request; provided, however, that the Company shall not be required to qualify to do business in any state by reason of this Section 1(d) in which it is not otherwise required to qualify to do business.

(e) The Company shall keep effective any registration or qualification contemplated by this Section 1 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Holder to complete the offer and sale of the Registrable Securities covered thereby. The Company shall in no event be required to keep any such registration or qualification in effect for a period in excess of nine months from the date on which the Holder is first free to sell such Registrable Securities; provided, however, that, if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Registrable Securities beyond such period, the Company shall keep such registration or qualification in effect as it relates to the Registrable Securities for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

(f) In the event of a registration pursuant to the provisions of this Section 1, the Company shall furnish to the Holder such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits) such number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus) all of which shall conform to the requirements of the Securities Act and the rules and regulations thereunder, and such other documents, as any Holder may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

(g) In the event of a registration pursuant to the provisions of this Section 1, the Company shall furnish the Holder of any Registrable Securities so registered with an opinion of its counsel (reasonably acceptable to the Holder) to the effect that such counsel has no knowledge of any material misstatement or omission in such registration statement or any prospectus, as amended or supplemented. Such opinion shall also state the jurisdictions in which the Registrable Securities have been registered or qualified for sale pursuant to the provisions of Section 1(d)

(h) The Company shall notify the Holder of the Registrable Securities promptly when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

(i) The Company shall advise the Holder of the Registrable Securities, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement, or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

(j) The Company shall promptly notify the Holder of the Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the reasonable request of the Holder of the Registrable Securities prepare and furnish to them such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

(k) If requested by the underwriter for any underwritten offering of Registrable Securities on behalf of a Holder pursuant to a registration requested under Section 1(c), the Company and the Holder of Registrable Securities will enter into an underwriting agreement with such underwriter for such offering, which shall be reasonably satisfactory in substance and form to the Company and the Company's counsel, the Holder of Registrable Securities and the underwriter, and such agreement shall contain such representations and warranties by the Company and the Holder of Registrable Securities and such other terms and provisions as are customarily contained in an underwriting agreement with respect to secondary distributions solely by selling stockholders, including, without limitation, indemnities substantially to the effect and to the extent provided in Section 2.

(l) The Company agrees that until all the Registrable Securities have been sold under a registration statement or pursuant to Rule 144 under the Securities Act following the closing of a public offering of the Company's Common Stock, it shall use its commercially reasonable efforts to keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Registrable Securities to sell such securities under Rule 144.

2. Indemnification. (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Holder, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 2, but not be limited to, attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred, arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented) or any amendment or supplement thereto, relating to the sale of any of the Registrable Securities or (B) in any application or other document or communication (in this Section 2 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, unless (x) such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to the Holder by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (y) such loss, liability, charge, claim, damage or expense arises out of the Holder's failure to comply with the terms and provisions of this Agreement, or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

     If any action is brought against the Holder or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability other than pursuant to this Section 2 (a)) and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) provided that the indemnified party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this Section 2 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto) unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify Holder of the commencement of any litigation or proceedings against the Company or any of it officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

(b) Holder agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Registrable Securities held by the Holder, each other person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to the Holder in Section 2 (a) but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented) or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to the Holder by or on behalf of the Holder, expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Holder pursuant to this Section 2(b) the Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 2(a).

(c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 2(a) or 2(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel) as one entity, and the Holder of the Registrable Securities, included in such registration in the aggregate (including for this purpose any contribution by or on behalf of an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and the Holder in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission shall be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Holder, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and Holder agree that it would be unjust and inequitable if the respective obligations of the Company and the Holder for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Holder and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 2(c). No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 2
(c) each person, if any, who controls the Holder within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of Holder or control person shall have the same rights to contribution as the Holder or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject to each case to the provisions of this Section 2(c). Anything in this Section 2(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 2(c) is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise.

3. Miscellaneous.

(a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, the Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

(b) Agreements and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, unless such amendment, modification or supplement is in writing and signed by the parties hereto.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, or telecopies, initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 3(c):

(i)      if to the Company:

                           Command Security Corporation
                           Route 55 Lexington Park
                           Lagrangeville New York 12540

                           with copies to:

                           David J. Pollitzer, Esq.
                           Herzog, Engstrom & Koplovitz, P.C.
                           99 Pine Street
                           Albany, New York 12207-2776

(ii)     if to the Holder:

                           Reliance Security Group plc
                           Boundary House
                           Cricket Field Road
                           Uxbridge, Middlesex UB81QG
                           Attention: Geoff Haslehurst

                           with copies to:

                           Howard S. Jacobs, Esq.
                           Wayne A. Wald, Esq.
                           Rosenman & Colin LLP
                           575 Madison Avenue
                           New York, New York 10022

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged, if telecopied.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of the Registrable Securities subject to the terms hereof.

(e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f) Headings. The headings in this Agreement are for convenience of references only and shall not limit or otherwise affect the meaning hereof.

(g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflicts of law provisions.

(h) Severability. In the event that any one or more of the provisions contained herein, or the application hereof in any circumstance is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of this agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, concerning the registration rights granted by the Company pursuant to this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

                                    COMMAND SECURITY CORPORATION

                                    By:  _____________________________
                                         Name:
                                         Title:

                                    RELIANCE SECURITY GROUP PLC

                                    By:  ______________________________
                                         Name:
                                         Title:

                                                                   APPENDIX 9

Rosin & Associates
Valuation & Advisory Services

                                    DRAFT

September 27, 2000

Board of Directors
Command Security Corporation
Route 55 Lexington Park
Lagrangeville, NY 12540


Dear Sirs:

You have asked us to advise you and express our opinion as to the fairness to the shareholders of Command Security Corporation (the "Company") from a financial point of view of a transaction between the Company and Reliance Security Group plc (the Acquiror" or "Reliance") involving (i) the issuance by the Company of a warrant (the "Warrant") representing twenty (20%) percent of the Company's outstanding stock, (ii) the Company entering into certain agreements (Registration Rights, Shareholder Agreement, Employment Agreement, etc. (the "Agreements")), all in consideration of the termination of certain litigation against the Company and members of its board of directors.

     The basic terms of the transaction are contained in the Agreements dated September 12, 2000 which provide, among other things, that (I) the Acquiror shall purchase all of the issued and outstanding shares (the "Shares") of capital stock of the Company (including any options and warrants to acquire capital stock of the Company) owned or controlled by Peter Kikis, Thomas Kikis, Steven Sands, their affiliates and each other plaintiff in the litigation entitled Rosan et al v. Vassell et al. (NYS Supreme Court, County of New York, Index No. 606166/97) (the "Litigation") (collectively, the "Sellers") at $2.20 per share in cash; (II) the Litigation shall be dismissed on terms satisfactory to the Acquiror and the Company; (III) the Company shall terminate the existing shareholders agreement and the Acquiror shall enter into a new shareholders agreement (the "Shareholders Agreement") with the Company and William C. Vassell, which agreement shall include but not be limited to the resignation of certain board members and the appointment of new board members; (IV) William C. Vassell shall enter into a new employment agreement (the "Employment Agreement") with the Company that includes but is not limited to the issuance of certain warrants by the Company to Mr. Vassell as described therein; (V) the Company shall execute a warrant (the "Warrant") pursuant to which the Acquiror will have the right to acquire in addition to the Shares, an additional number of shares of the Company's common stock equal to 20% of the Company's outstanding common stock (on a fully diluted basis); (VI) the Company shall enter into a registration rights agreement (the "Registration Rights Agreement") with respect to the Shares purchased from the Seller by the Acquiror and shares of the Company's common stock issuable upon exercise of the Warrant; and (VII) the Company shall enter into an additional $3 million term loan facility containing terms and conditions satisfactory to the Acquiror and the Company.

     In arriving at our opinion, we have reviewed certain publicly available business and financial information relating to the Company, as well as the Agreements. Furthermore, we have reviewed certain related documents including the Shareholders Agreement, Employment Agreement, Registration Rights Agreement, and financing commitment letter from LaSalle Business Credit, Inc., as to which we express no opinion. We have also reviewed certain other information, including financial forecasts, provided to us by the Company and have met with the Company's management to discuss the business and prospects of the Company.

     We have also considered certain financial and stock market data of the Company, and we have compared those data with similar data for other publicly held companies in businesses similar to the Company and we have considered the financial terms of certain other business combinations and other transactions which have recently been effected. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

     In connection with our review, we have not assumed any responsibility for independent verification of any of the foregoing information and have relied on its being complete and accurate in all material respects. With respect to the financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's management as to the future financial performance of the Company. In addition, we have not been requested to make, and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such evaluations or appraisals. Our opinion is necessarily based upon financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. We were not requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company.

     We have been engaged by the Company solely to render an opinion with respect to the fairness to the stockholders of the Company, other than the Sellers and the "Acquiror", from a financial point of view of the terms of the Agreements, and will receive a fee for our services in rendering this opinion.

     It is understood that this letter is for the information of the Board of Directors in connection with its consideration of the Agreements and does not constitute a recommendation to the Sellers as to how they should vote on the proposed Acquisition.

     Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the terms of the Agreements are fair to the stockholders of the Company, other than the Sellers and the Acquiror and its affiliates, from a financial point of view.

Very truly yours,

Rosin & Associates, Inc.
192 Lexington Avenue
Suite 1202
New York, NY 10016

                                                                  APPENDIX 10

                            2000 STOCK OPTION PLAN

                                      OF

                         COMMAND SECURITY CORPORATION

               1. Purpose. The purpose of this Stock Option Plan is to advance the interests of Command Security Corporation (the "Corporation") by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by Eligible Recipients upon whose judgment and keen interest the Corporation and its Subsidiaries are largely dependent for the successful conduct of their operations. It is anticipated that the acquisition of such proprietary interest in the Corporation will stimulate the efforts of such Eligible Recipients on behalf of the Corporation and its Subsidiaries and strengthen their desire to remain with the Corporation and its Subsidiaries. It is also expected that the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract desirable personnel.

               2. Definitions. When used in this Plan, unless that context otherwise requires:

                        (a) "Board of Directors" or "Board" shall mean the
               Board of Directors of Command security Corporation as constituted at any time.

                        (b) "Chairman of the Board" shall mean the person who
               at the time shall be Chairman of the Board of Directors.

                        (c) "Committee" shall mean the Stock Option Committee
               of the Board of Directors, as described in Section 3.

                        (d)  "Corporation" shall mean Command Security
               Corporation.

                        (e) "Eligible Recipients" shall mean employees of the
               Corporation or its Subsidiaries, including directors who are also employees but not directors who are not employees.

                        (f) "Fair Market Value" on a specified date shall
               mean the average of the bid and asked closing prices at which one Share is reported to have traded in the OTC Bulletin Board Service, as reported on the National Association of Securities Dealers Automated Quotation System, or the closing price for a Share on the stock exchange, if any, on which Shares are primarily traded, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or, if none of the above is applicable, the value of a Share as established by the Board of Directors for such date using any reasonable method of valuation.

                        (g) "Internal Revenue Code" shall mean the Internal
               Revenue Code of 1986, as amended.

                        (h) "Options" shall mean the stock options issued
               pursuant to this Plan.

                        (i) "Plan" shall mean this 2000 StockOption Plan of
               Command Security Corporation as adopted by the Board of Directors as of ___________, as such Plan may be amended from time to time.

                        (j) "Share" shall mean a share of common stock of the
               Corporation, par value $.0001.

                        (k) "Subsidiary" shall mean any "Subsidiary
               corporation", as such term is defined in Section 425(f) of the Internal Revenue Code.

               3. Administration of the Plan. The Board of Directors shall appoint a Committee of at least three (3) members of the Board of Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, which shall have the authority to administer the Plan as provided herein. Each member of the Committee shall hold office until the next regular annual meeting of the Board of Directors following his designation and until his successor is designated as a member of the Committee. Any vacancy in the Committee may be filled by a resolution adopted by a majority of the full Board of Directors. Any member of the Committee may be removed at any time, with or without cause, by resolution adopted by a majority of the full Board of Directors. A member of the Committee may resign from the committee at any time by giving written notice to the President or Secretary of the Corporation, and unless otherwise specified therein, such resignation shall take effect upon receipt thereof. The acceptance of such resignation shall not be necessary to make it effective. The Committee shall establish such rules and procedures as are necessary or advisable to administer the Plan.

               4. Participants. Except as hereinafter provided, the class of individuals who are potential recipients of options to be granted under this Plan consists of those individuals who are Eligible Recipients, as determined by the Committee. The Eligible Recipients to whom Options are granted under this Plan and the number of Shares subject to each such option shall be determined by the Committee, in its sole discretion, in accordance with the terms and conditions of this Plan.

               5. Shares; Grant of Options. The Committee may, but shall not be required to, grant, in accordance with this Plan, Options to purchase an aggregate of up to 500,000 Shares, which may be either Treasury Shares or authorized but unissued Shares.

               Options granted under this Plan may be either "incentive stock options" (within the meaning of Section 422A of the Internal Revenue
 Code) or non-qualified stock options. An Option granted under this Plan shall be deemed to be an incentive stock option (within the meaning of section 422A of the Internal Revenue Code), unless the Committee, in its sole discretion, designates otherwise. Options which are designated not to be incentive stock options shall not be treated as such for purposes of this Plan and the Internal Revenue Code.

               If any Option shall expire, be cancelled or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto may again be made subject to Options under the Plan.

               Nothing herein contained shall be construed to prohibit the grant of Options at different times to the same Eligible Recipient.

               The form of Option shall be determined from time to time by the Committee. The terms and provisions of the Option shall be set forth in writing in a certificate or agreement (the "Option Certificate") signed by the Option holder and on behalf of the Corporation by the Chairman of the Board of Directors or the President or a Vice President of the Corporation. The Option Certificate shall state whether or not the Option is an incentive stock option. The Committee may, in its sole discretion, at the time an Option is granted, establish one or more conditions to the exercise of an Option, provided that, if such Option is designated as an incentive stock option, then such condition or conditions shall not be inconsistent with
 Section 422A of the Internal Revenue Code.

               6. Price. The exercise price per share of the Shares to be purchased pursuant to any option shall be fixed by the Committee at the time an option is granted, but in no event shall it be less than the Fair Market Value of a Share on the day on which the option is granted.

               7. Duration of Options. The duration of any Option granted under this Plan shall be for a period fixed by the Committee but not more than ten (10) years from the date upon which the Option is granted.

               8. Limitations Regarding Ten Percent Stockholders. No option which is intended to qualify as an incentive stock option may be granted under this Plan to any Eligible Recipient who, at the time the Option is granted, owns, or is considered as owning, within the meaning of Section 422A of the Internal Revenue Code, shares possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Corporation or a Subsidiary, unless the exercise price under such Option is at least 110 percent (110%) of the Fair Market value of a Share on the date such Option is granted and the duration of such Option is no mere than five (5) years.

               9. Option Holder Not a Stockholder. An Option holder shall not be deemed to be the holder of, or to have any of the rights of a stockholder with respect to, any Shares subject to such Option unless and until the Option shall have been exercised pursuant to the terms thereof, the Corporation shall have issued and delivered Shares to the Option holder, and said holder's name shall have been entered as a stockholder of record an the books of the Corporation. Thereupon, said holder shall have full voting, dividend and other ownership rights with respect to such Shares.

             10. Consideration for Options. As consideration for the grant of an Option, the Corporation may, in its discretion, obtain in each case: (a) from any Eligible Recipient who is an employee of the Corporation or a Subsidiary and who, at the time the Option is granted, shall not have been under a contract of employment, an option to have the services of such Eligible Recipient for such period, up to one (1) year, as the Corporation shall determine; or (b) from any Eligible Recipient who is under an employment contract at the time the Option is granted, an option to extend the term of his contract for a period of up to one (1) year upon such terms and conditions as the Corporation and the Eligible Recipient may agree, but if they are unable to agree, then upon the same terms and conditions of such contract; or (c) from either an Eligible Recipient who is or is not under an employment contract at the time the Option is granted, such other consideration as the Committee, in its discretion, shall request.

             11. Non-transferability of Options. Options and all rights thereunder shall be non-transferable and non-assignable by the holder thereof, except to the extent that the representative of the estate or the heirs of a deceased option holder may be permitted to exercise them, and during the holder's lifetime shall be exercisable only by the holder.

             12. Exercise of Options. Except as otherwise provided herein, an Option, after the grant thereof, shall be exercisable by the holder at such rate and times as may be fixed by the Committee at the time the Option is granted.

               Notwithstanding any other provision of this Plan to the contrary, any option granted under the Plan which is an incentive stock option shall not be exercisable to the extent that the Fair Market Value of the Shares (determined as of the date of grant) with respect to which such option (and any other incentive stock option granted to the holder under this Plan or any other stock option plan maintained by the Corporation or any Subsidiary) first becomes exercisable in any calendar year exceeds $100,000.

               All or any part of any remaining unexercized Options granted to any person may be exercised in full, whether or not then exercisable, upon the occurrence of such special circumstance or event as in the sole discretion of the Committee merits special consideration.

               An Option shall be exercised by the delivery of a written notice duly signed by the Option holder thereof (or the representative of the estate or the heirs of a deceased Option holder) to such effect, together with the Option Certificate and either cash, a certified check payable to the order of the Corporation or Shares duly endorsed over to the Corporation (which Shares shall be valued at their Fair Market Value as of the date preceding the day of such exercise) or any combination of such methods of payment, which together amount to the full exercise price of the Shares purchased pursuant to the exercise of the Option, to the Chairman of the Board, the President or an officer of the Corporation who has been designated for the purpose of receiving the same; provided, however, that a holder may not use any Shares acquired pursuant to the exercise of an Option granted under this Plan or any other stock option plan maintained by the Corporation or any Subsidiary unless the holder has beneficially owned such Shares for at least six months. No Option may be granted pursuant to the Plan or exercised at any time when such Option, or the granting or exercise thereof, may result in the violation of any law or governmental order or regulation.

               Within a reasonable time after exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall also cause to be delivered to the person entitled thereto a new Option Certificate in replacement of the Option Certificate surrendered at the time of the exercise of the option, indicating the number of Shares with respect to which the option remains available for exercise, or the original option Certificate shall be endorsed to give effect to the partial exercise thereof.

              13. Termination of Services. All or any part of any Option, to the extent unexercised, shall terminate immediately if the Option holder ceases to be an employee of the corporation or a Subsidiary, except that the Option holder shall have until the end of the tenth (10th) business day following the date he ceases to be an employee of the corporation, or a Subsidiary, and no longer, to exercise any unexercised Option that he could have exercised on the day on which such employment or position terminated; provided, that such exercise must be accomplished prior to the expiration of the term of such Option. Notwithstanding the foregoing, if an individual ceases to be an employee of the corporation or a subsidiary due to retirement on or after attaining the, age of sixty-five (65) years (or such earlier date as such person shall be permitted to retire under the Corporation's retirement plan, if any), or to disability (as such term is defined in Section 422A(c)(7) of the Internal Revenue Code, the existence of which disability shall be determined by the Committee, in its sole discretion, which determination shall be conclusive) or to death, the Option holder, or the representative of the estate or the heirs of a deceased Option holder, shall have the privilege of exercising the options which are unexercisad at the time of such retirement, disability or death, but only to the extent that such Options are then exercisable: (a) within three (3) months of the option holder's retirement; (b) within one year of the Option holders, disability, or (c) within one year of the Option holder's death, as the case may be; Provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option. If an Option holder ceases to be an employee of the Corporation or a Subsidiary because of the Option holder's violation of his duties to the Corporation and its Subsidiaries as he may from time to time have, the existence of which violation shall be determined by the Committee, in its sole discretion

 (which determination by the Committee shall be conclusive), whether before or after the Option holder's termination, all unexercised Options of such Option holder shall terminate immediately upon such termination and such Option holder shall have no right after such termination to exercise any unexercised Option he might have exercised prior to the date he ceased to be an employee of the Corporation or a Subsidiary.

               Nothing contained herein or in the Option Certificate shall be construed to confer on any Eligible Recipient any right to continue in the employ of the Corporation or its Subsidiaries or as a director of the Corporation or its Subsidiaries or derogate from any right of the Corporation or its Subsidiaries to retire, request the resignation of or discharge such Eligible Recipient, at any time, with or without cause.

              14. Adjustment of Shares. If prior to the complete exercise of any option there shall be declared and paid a stock dividend upon the common stock of the corporation or if the common stock of the Corporation shall be split-up, converted, exchanged, reclassified, or in any way substituted for, the option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property, subject to the terms of the Option, to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution; and the aggregate exercise price upon the future exercise of the option shall be the same as if the originally optioned Shares were being purchased thereunder. If prior to the complete exercise of any Option there shall be a spin-off transaction pursuant: to the reorganization of the Corporation, the Option to the extent that it has not been exercised, shall be adjusted by adjusting the exercise price of the Option and adjusting the number of shares subject thereto, in order to reflect the decrease, if any, in the fair market value of the Shares, resulting from the spin-off transaction; in any such case, the option as adjusted, shall entitle the holder thereof, upon the future exercise of the Option, to the number of Shares which have a fair market value immediately after the occurrence of the spin-off transaction equal to the fair market value of the Shares subject to the Option on the day before the occurrence of such spin-off transaction, and the aggregate exercise price upon the future exercise of the Option shall be the same as the aggregate exercise price of the Shares subject to the option on the day before the occurrence of such spin-off transaction. Any fractional shares or other securities payable upon the exercise of the Option as a result of such adjustment due to the occurrence of such stock dividend, split-up, conversion, exchange, reclassification, substitution or spin-off shall be payable in Cash based upon the Fair market Value of such shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Options remain to be issued, or with respect to which Options may be reissued, shall be adjusted in a similar manner.

               Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation in which the Corporation is not the surviving corporation, or in which the Corporation becomes a subsidiary of another corporation, or upon the sale of substantially all of the property of the Corporation to another corporation, the Plan and the Options issued thereunder shall terminate, unless provision is made in connection with such transaction for the assumption of Options theretofore granted, or the substitution for such Options of new options of the successor employer corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise prices.

              15. Issuance of Shares and Compliance with Securities Laws. Before issuing and delivering any Shares to an option holder, the

 Corporation may: (i) require the holder to give satisfactory assurances that the Shares are being purchased for investment and not with a view to resale or distribution, and will not be transferred in violation of applicable securities laws; (ii) restrict the transferability of such Shares and require a legend to be endorsed on the certificates representing the Shares; and (iii) condition the exercise of an Option or the issuance and delivery of Shares upon the listing, registration or qualification of the Shares covered by such Option upon a securities exchange or under applicable securities laws.

               The Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

              16. Income Tax Withholding. If the Corporation or a
 Subsidiary shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of an Option, the Corporation or such Subsidiary shall be entitled to deduct and withhold such amount from any cash payments to be made to the Option holder. In any event, the holder shall make available to the Corporation or such Subsidiary, promptly when requested by the Corporation or such Subsidiary, sufficient funds to meet the requirements of such withholding, and the Corporation or such Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Corporation or such Subsidiary cut of any funds or property due or to become due to the holder.

              17. Administration and Amendment of the Plan. Except as hereinafter provided, the Board of Directors and the Committee, if any, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Options not theretofore granted, and the Board of Directors and the Committee, if any, with the consent of each adversely affected Option holder, may at any time cancel any outstanding Option or withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Option. Notwithstanding the foregoing, any amendment which would increase the number of Shares issuable under Options or change the class of employees to whom options may be granted must be adopted by the Board of Directors and shall be subject to the approval of the stockholders of the Corporation within one (1) year of such amendment.

               Determinations of the Committee as to any question which may arise with respect to the interpretation of the provisions of the Plan and options shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof, not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration, and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

              18. Indemnification of Committee. In addition to such other rights of indemnification as they may have as members of the Board of Directors or as members of the Committee, the Corporation shall indemnify the members of the Committee against all costs and expenses reasonably incurred by them in connection with any action suit or proceeding to which they or any of them may be party by reason or any action taken or failure to act under or in connection with the Plan or any award made under the Plan, and against all amounts paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, a Committee member shall notify the Corporation in writing, giving the Corporation an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle it on his own behalf.

              19. Effective Date. This Plan shall be effective as of ______, 2000, the date on-which the Plan was adopted by the Board of Directors of the Company and approved by the holders of a majority of the outstanding Shares of the Company at a duly held Stockholders' meeting.

              20. Final Issuance Date. No Option shall be granted under the Plan after 2010.

                                                                  APPENDIX 11

                                  EXHIBIT B

                           CERTIFICATE OF AMENDMENT

                                    OF THE

                         CERTIFICATE OF INCORPORATION

                                      OF

                         COMMAND SECURITY CORPORATION
                            ---------------------

                           Under Section 805 of the
                           Business Corporation Law
                            ---------------------

            We, the undersigned, ___________________, and____________________, of Command Security Corporation (the "Corporation"), a corporation organized and existing under the Business Corporation Law of the State of New York, do hereby certify as follows:

         1. The name of the Corporation is Command Security Corporation.

         2. The Certificate of Incorporation of the Corporation was filed with the Department of State on ____________________.

         3. The Certificate of Incorporation is hereby amended so that the Article thereof numbered "TENTH" shall read as follows:

            "TENTH: Any or all of the directors may be removed for cause by a vote of the holders of a majority of all outstanding shares entitled to vote thereon or by action of a majority of the board of directors. Any or all of the directors may be removed without cause by a vote of the holders of a majority of all outstanding shares entitled to vote thereon."

            IN WITNESS WHEREOF, the undersigned have signed this Certificate of Amendment and affirm under the penalties of perjury that the statements made herein are true, this _____ day of _______, 2000.




                                          ------------------------------
                                          Name:
                                          Title:

                                          ------------------------------
                                          Name:
                                          Title:

                                                                  APPENDIX 12

Mr. G. R. Halder,
7, Wood Lane,
Hertwell,
Northants, NN7 2HG.                                           27th July, 2000

Dear Graeme

Further to our several recent meetings I am pleased to confirm, on behalf of Command Security Corporation Inc., an offer to transfer your employment from Reliance Security Services Limited to the position of Chief Financial Officer, as a Command Board Director, reporting to Bill Vassell, CEO. The appointment will formally commence upon completion of the legal processes which will secure for the Reliance Security Group, an investment in Command Security Corporation Inc..

The principal conditions of this transfer are as follows:-

1.   Basic Salary

     Your basic salary will be $138,000 with effect from 20th August, 2000, payable in the USA. As you are aware, because of time delays in securing a Visa, for the first few months you will be paid by Reliance Security Services Limited, in the UK.

2.   Bonus arrangements

     For achievement of the Business Plan in year one you will receive a payment of 20% of basic salary. You may also receive an additional payment of up to a further 30% of basic salary on a sliding scale, for performance in excess of Plan, subject to achievement of a series of personal objectives to be agreed with Bill Vassell. Recognising the uncertainty of these objectives and the Plan at the time of writing, in this first year, you will be guaranteed a minimum payment of 10% of basic salary, payable at the end of the month following publication of Command's annual results and subject to you being in employment and not under notice at that time. These bonus arrangements are discretionary and may be altered or withdrawn by the Company at any time.

3.   Pension

     Under current Inland Revenue regulations you are allowed to remain a member of the Reliance Security Group Pension Scheme. Your own pension contributions and those of Command as your employer will be paid into the scheme using a notional salary of (pound)90,000 for calculation, this being the UK rate for the role you will be fulfilling in the USA.

4.   Share Options

     As soon as possible after finalising the Reliance investment an Executive Share Option Scheme will be established within Command which it is intended will be broadly in line with a UK approved type scheme but obviously subject to US legislation. Once the scheme is established you will be entitled to 75,000 share options at a price equivalent to the average market price of the three days prior to the date of grant, which it is intended will be during the period of six weeks following announcement of the transaction. Fifty percent of the options allocated will be exercisable on the third anniversary of grant, with a further twenty five percent exercisable on the fourth and fifth anniversaries. In principle, the main conditions of exercise will be the achievement of the agreed Command Business Plan over the three year period 2000/01 to 2002/03 and subject to you being in the employment of Command Security Corporation Inc. for at least three years at the first exercise date and Command or Reliance Security Group for the second and third exercise dates; and not under notice at any of the points of exercise. In the event that you return to the UK after at least two years with Command and we are unable to offer you employment at an appropriate level within the Reliance Security Group in the UK, then you will be entitled to exercise your full option entitlement within three months of leaving by reason of redundancy.

     Exact terms of the right to exercise will be determined by the rules of the scheme established.

5.   US -v- UK Tax Liability

     It is our intention that, with regard to the relevant tax regimes, you should be no better or no worse off as a result of your assignment to the USA. To achieve this the Company will enter into a `tax equalisation' agreement with you. You will pay tax in the US as a normal employee but at the year end our advisers will calculate the `hypothetical tax' you would have paid had you stayed in the UK. A reconciliation will follow with the company reimbursing you for any `excess' tax paid. Similarly if you have `underpaid' tax in the US then Reliance Security Services Limited will charge you the difference which will be collected in a mutually acceptable manner. The calculation will take into account and re-imburse you, if appropriate, for any tax paid on supplements or allowances paid as a result of the assignment - e.g. for housing, school fees, air fares, etc..

6.   Car/Fuel

     You will be provided with a car in line with the Command car policy prevailing at any one time. The car will be fully expensed.

7.   Holiday

     You will be entitled to twenty two days annual holiday and 10 days public holiday per year, commencing at 1st January 2001. For the remainder of this holiday year to 31st December you will be entitled to take 11 days plus 4 public holidays.

8.   Disturbance Allowance

     You will be paid a disturbance allowance of $13800 per annum. This amount will be divided into twelve equal amounts and paid monthly as a supplement to your basic salary.

9.   Housing

     The Company will fund the monthly rental of a suitable property in the US less a sum equivalent to the actual net rental income (after agency fees) received from the let of your Hertwell property during a similar period. Upon your return to the UK the Company will pay a sum of 10% of the actual net rental of your UK property towards any refurbishment necessary.

10.  Schooling

     The Company will fund 100% of the reasonable costs of private education for your two eldest children. You will be responsible for the cost of any extra- curricular activities, books, trips, etc.

11.  Air Travel

     The Company will pay an allowance of $6000 per annum towards the cost of return air fares to the UK. This amount will be divided into twelve equal amounts and paid monthly as a supplement to your basic salary.

12.  Health Insurance

     You will be provided with health insurance cover for yourself and your Family, with a suitable insurer, on the basis applicable in Command.

13.  Sickness

     In the event of absence due to sickness you will be entitled to receive full pay for the first 8 weeks of absence.

14.  Removal and Storage

     The Company will refund all reasonable costs of removal of your personal furnishings to the USA and, subject to paragraph 16 hereof, back to the UK at the end of your proposed appointment with Command, including any short term storage necessary, provided you are not under notice of termination at the date of return to the UK.

15.  Notice

     You will be entitled to receive and required to give six months notice of intention to terminate your employment.

16.  Duration

     Whilst it is not the intention that this offer should form the basis of a fixed term contract, it is expected that your appointment in the US will probably last for three years, following which your transfer back to the UK will be on the basis of continuity of employment within the Reliance Security Group. If, however, you wish to return having completed at least two years service then the Company will refund the costs of repatriation outlined above and will do its utmost to secure an appointment for you within the Reliance Security Group. If you wish to return before a period of two years has elapsed, from 20th August 2000, then you will resign and any costs of repatriation will be at your own expense.

Finally, Graeme it only remains for me to wish you every good fortune in this new venture. Having worked with you for the last four years I am in no doubt you will make it a great success and if I personally can help you in any way then I will be only too pleased to do so. Good luck

Yours sincerely

Geoff Haslehurst
Group Finance Director

PROXY                   COMMAND SECURITY CORPORATION                    PROXY
            PROXY FOR THE 11/13/00 SPECIAL MEETING OF SHAREHOLDERS
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Shareholder of Command Security Corporation, Lagrangeville, New York, do hereby nominate, constitute and appoint David J. Pollitzer and James M. Reilly (neither being an officer or employee of the Company) or any of them (with full power to act alone) my true and lawful attorney(s) with full power of substitution, for me and in my name, place and stead to vote all the Common Stock of said Company, standing in my name on its books on 10/16, 2000 at the Special Meeting of its Shareholders to be held at the Company's executive offices at Route 55, Lexington Park, Lagrangeville, New York at 10:00 a.m. on 11/13 any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:

1. The issuance to Reliance of a five-year warrant to purchase up to 2,044,853 shares (representing approximately 20% of the outstanding shares of the Company on a fully diluted basis) at $1.25 per share and the issuance of (nonqualified) incentive stock options to William C. Vassell exercisable at $1.25 per share for up to 1,217,444 shares (representing approximately ___% of the outstanding shares of the Company on a fully diluted basis) pursuant to a new three-year employment agreement.

     o FOR                           o AGAINST                   o WITHHELD

2.   The 2000 Stock Option Plan covering 500,000 shares for employees

     o FOR                           o AGAINST                   o WITHHELD

3. The amendment to Article Tenth of the Company's certificate of incorporation to provide that directors may be removed with or without cause by a majority of the shareholders or for cause by a majority of the board of directors; and

     o FOR                           o AGAINST                   o WITHHELD

4.   To transact such other business as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, THE SHARES REPRESENTED HEREBY SHALL BE VOTED FOR THE MATTERS SPECIFICALLY SET FORTH HEREIN. The Proxies are authorized to vote at the direction of the Board of Directors upon such other business as may properly come before such meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE ABOVE MENTIONED MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY DELIVERY OF NOTICE OF REVOCATION OR A LATER-DATED PROXY TO WILLIAM DUNN, SECRETARY OF THE CORPORATION AT ROUTE 55, LEXINGTON PARK, LAGRANGEVILLE, NEW YORK 12540.

DATED:  ______________________


                              ___________________________________________(L.S.)
                              Signature of Shareholder


                              ___________________________________________(L.S.)
                              Signature of Shareholder